--------------------------------------------------------------------------------


                               American Financial
                                     Group



                                   Conversion
                                   Valuation
                                   Appraisal


                Date Issued:                    May 20, 2003

                Date of Market Prices:          May 9, 2003


--------------------------------------------------------------------------------

                                Table of Contents
                         American Financial Group, Inc.
                             Bloomfield, New Jersey


Introduction                                                                 1
--------------------------------------------------------------------------------




1.  Overview and Financial Analysis                                          3
--------------------------------------------------------------------------------


   GENERAL OVERVIEW                                                          3
   HISTORY                                                                   3
   STRATEGIC DIRECTION                                                       4
   BALANCE SHEET TRENDS                                                      5
   LOAN PORTFOLIO                                                            7
   INVESTMENTS                                                              10
   INVESTMENTS AND MORTGAGE-BACKED SECURITIES                               11
   ASSET QUALITY                                                            12
   FUNDING COMPOSITION                                                      15
   ASSET/LIABILITY MANAGEMENT                                               17
   NET WORTH AND CAPITAL                                                    18
   INCOME AND EXPENSE TRENDS                                                19
   LEGAL PROCEEDINGS                                                        24
   SUBSIDIARIES                                                             24


2.  Market Area Analysis                                                    25
--------------------------------------------------------------------------------

   MARKET AREA DEMOGRAPHICS                                                 25
   MARKET AREA DEPOSIT CHARACTERISTICS                                      28


3.  Comparisons With Publicly Traded Thrifts                                30
--------------------------------------------------------------------------------

   INTRODUCTION                                                             30
   SELECTION SCREENS                                                        30
   SELECTION CRITERIA                                                       31


4.  Market Value Determination                                              35
--------------------------------------------------------------------------------


   COMPARABLE GROUP ADJUSTMENTS                                             35
   BALANCE SHEET STRENGTH                                                   37
   ASSET QUALITY                                                            40
   EARNINGS QUALITY, PREDICTABILITY AND GROWTH                              41
   DIVIDENDS                                                                45
   LIQUIDITY OF THE ISSUE                                                   47
   RECENT REGULATORY MATTERS                                                49
--------------------------------------------------------------------------------

   MARKET FOR SEASONED THRIFT STOCKS                                        50
   ACQUISITION MARKET                                                       56
   ADJUSTMENTS TO VALUE IN RELATION TO THE COMPARABLE GROUP                 58


5.  Other Factors                                                           59
--------------------------------------------------------------------------------


   MANAGEMENT                                                               59
   MARKET AREA                                                              60
   OFFERING SIZE                                                            64
   ADJUSTMENTS TO VALUE IN RELATION TO OTHER FACTORS                        65


6.  Market for MHC Stocks                                                   66
--------------------------------------------------------------------------------


   HISTORICAL MHC PERFORMANCE                                               66
   MHC REMUTUALIZATIONS                                                     67
   COMPARABLE MHC TRADING MULTIPLES                                         68
   MHC CONVERSIONS                                                          69
   FULL OFFERING VALUE IN RELATION TO COMPARABLES                           72
   MHC VALUE IN RELATION TO OTHER MHCS                                      74
   VALUATION CONCLUSION                                                     76

                                 List of Figures
                         American Financial Group, Inc.
                             Bloomfield, New Jersey


Figure 1 - Current Facilities List                                                        3
Figure 2 - Asset and Retained Earnings Chart                                              5
Figure 3 - Key Balance Sheet Data                                                         6
Figure 4 - Key Ratios                                                                     6
Figure 5 - Net Loans Receivable Chart                                                     7
Figure 6 - Loan Mix as of March 31, 2003 Chart                                            8
Figure 7 - Loan Mix                                                                       9
Figure 8 - Securities Chart                                                              10
Figure 9 - Investment Mix                                                                11
Figure 10 - Asset Quality Chart                                                          12
Figure 11 - Non-Performing Loans                                                         13
Figure 12 - Allowance for Possible Loan and Lease Losses Chart                           14
Figure 13 - Deposit and Borrowing Trend Chart                                            15
Figure 14 - Deposit Mix                                                                  16
Figure 15 - Net Portfolio Value                                                          17
Figure 16 - Capital analysis                                                             18
Figure 17 - Net Income Chart                                                             19
Figure 18 - Average Yields and Costs                                                     20
Figure 19 - Spread and Margin Chart                                                      21
Figure 20 - Income Statement Trends                                                      22
Figure 21 - Profitability Trend chart                                                    23
Figure 22 - Population Demographics                                                      26
Figure 23 - Household Characteristics                                                    27
Figure 24 - Cedar Grove Market Share                                                     28
Figure 25 - Bloomfield Market Share                                                      29
Figure 26 - Comparable Group                                                             31
Figure 27 - Key Financial Indicators                                                     34
Figure 28 - Key Balance Sheet Data                                                       37
Figure 29 - Balance Sheet Growth Data                                                    38
Figure 30 - Capital Data                                                                 39
Figure 31 - Asset Quality Table                                                          40
Figure 32 - Net Income Trend                                                             42
Figure 33 - Profitability Data                                                           43
Figure 34 - Income Statement Data                                                        44
Figure 35 - Dividend Data                                                                46
Figure 36 - Market Capitalization Data                                                   47
Figure 37 - Pricing Multiples of Fully Converted Thrifts to Pink Sheet Thrifts           48
Figure 38 - Pricing Multiples of MHC Thrifts to MHC Pink Sheet Thrifts                   48
Figure 39 - SNL Thrift Index Chart                                                       50
Figure 40 - Historical SNL Index                                                         51
Figure 41 - Equity Indices                                                               53
Figure 42 - Historical Market Indices                                                    54
Figure 43 - Historical Rates                                                             55
Figure 44 - Deals for Last THIRTY-THREE Quarters                                         56
Figure 45 - Deal Multiples                                                               57
Figure 46 -New Jersey Thrift Deals Since Announced After 2000                            57
Figure 47 - County Demographic Data                                                      60
Figure 48 - Branch Performance                                                           61


Figure 49 - Branch Performance by County                                                 62
Figure 50 - New Jersey relative to the Industry                                          63
Figure 51 - Industry Multiples By Market Capitalization                                  64
Figure 52 - SNL MHC Index                                                                66
Figure 53 - MHC Remutualizations                                                         67
Figure 54 - Comparable Pink Sheet MHCs                                                   68
Figure 55 - MHC Pink Sheet Liquidity Discount                                            68
Figure 56 - MHC Reorganizations (Since 1/1/99) Pro Forma Data                            69
Figure 57 - MHC Reorganizations Price Appreciation                                       70
Figure 58 - Value Range - Full Offering                                                  72
Figure 59 - Full Offering Pricing Multiples                                              73
Figure 60 - Comparable Full Offering Pricing Multiples to the Bank's Pro Forma Midpoint  73
Figure 61 - Value Range MHC Offering Data                                                74
Figure 62 - Value Range MHC Offering Data                                                74
Figure 63 - Comparable MHC Pricing Multiples to the Bank's Pro forma Midpoint            75
Figure 64 - Comparable MHC Pricing Multiples to the Bank's Pro forma Super maximum       75

                                List of Exhibits
                         American Financial Group, Inc.
                             Bloomfield, New Jersey

   Exhibit
--------------

1.   Profile of FinPro, Inc.

2.   Statements of Financial Condition

3.   Statements of Income

4.   TFR Reconciliation

5.   Statements of Retained Earnings

6.   Statements of Cash Flows

7.   Selected Financial Data

8.   Industry Multiples

9.   Industry Multiples by Size

10.  Industry Pink Sheet Multiples

11.  MHC Conversions 1999 to Date

12.  Appraisal Pro Forma March 31, 2003 - Full Offering 12 Months

13.  Appraisal Pro Forma March 31, 2003 - MHC Offering 12 Months

14.  Offering Circular Pro Forma September 30, 2002 - MHC Offering 12 Months

15.  Offering Circular Pro Forma March 31, 2003 - MHC Offering 6 Months

Conversion Valuation Appraisal Report                               Page:  1 - 1
================================================================================


Introduction

This report represents FinPro, Inc.'s ("FinPro") independent appraisal of the estimated pro forma market value of the common stock (the "Common Stock") of American Financial Group, Inc. (the "Company") in connection with the issuance of 40% of the outstanding common stock of the Company. American Savings, MHC will own the remainder of the common stock of American Financial Group, Inc. after the stock issuance.

In compiling the pro formas, FinPro relied upon the assumptions provided by the Bank and its agents. The pro forma assumptions are as follows:

o    40.00% of the stock will be offered to the public,
o    the stock will be issued at $10 per share,
o    the conversion expenses will be $580 thousand,
o there will be an 8% ESOP funded internally, amortized over 10 years straight-line,
o there will be a MRP equal to 2% of the total shares, amortized over 5 years straight-line,
o    the tax rate is assumed at 39.94%, and
o the net proceeds will be invested at the three year treasury rate of 1.25% after tax.

It is our understanding that the Company will offer its stock in a subscription and community offering to Eligible Account Holders, to the Employee Plans, to Supplemental Eligible Account Holders of the Bank, and to Other Members. This appraisal has been prepared in accordance with Regulation 563b.7 and the "Guidelines for Appraisal Reports for the Valuation of Savings and Loan Associations Converting from Mutual to Stock Form of Organization" of the Office of Thrift Supervision ("OTS") which have been adopted in practice by the Federal Deposit Insurance Corporation ("FDIC"), including the most recent revisions as of October 21, 1994, and applicable regulatory interpretations thereof.

In the course of preparing our report, we reviewed the financial statements of the Bank's operations for the six months ended March 31, 2003, and the Bank's audited financials for the years ended September 30, 2002 and September 30, 2001. We also reviewed the Bank's Application for Approval of Conversion including the Proxy Statement and the Company's Form MHC-2 registration statement as filed with the Securities and Exchange Commission ("SEC"). We have conducted due diligence analysis of the Bank and the Company (hereinafter, collectively referred to as "the Bank") and held due diligence related discussions with the Bank's management and board of directors, as well as Crowe Chizek and Company LLC (the Bank's independent auditor), Milestone Advisors, LLC (the Bank's underwriter), and Malizia Spidi & Fisch, PC (the Bank's special counsel). The valuation parameters set forth in the appraisal were predicated on these discussions but all conclusions related to the valuation were reached and made independent of such discussions.

Conversion Valuation Appraisal Report                               Page:  1 - 2
================================================================================


Where appropriate, we considered information based upon other publicly available sources, which we believe to be reliable; however, we cannot guarantee the accuracy or completeness of such information. We visited the Bank's primary market area and reviewed the market area economic condition. We also reviewed the competitive environment in which the Bank operates and its relative strengths and weaknesses. We compared the Bank's performance with selected publicly traded thrift institutions. We reviewed conditions in the securities markets in general and in the market for savings institutions in particular. Our analysis included a review of the estimated effects of the Conversion of the Bank on the operations and expected financial performance as they related to the Bank's estimated pro forma value.

In preparing our valuation, we relied upon and assumed the accuracy and completeness of financial and other information provided to us by the Bank and its independent accountants. We did not independently verify the financial statements and other information provided by the Bank and its independent accountants, nor did we independently value any of the Bank's assets or liabilities. This estimated valuation considers the Bank only as a going concern and should not be considered as an indication of its liquidation value.

Our valuation is not intended, and must not be construed, to be a recommendation of any kind as the advisability of purchasing shares of Common Stock in the stock issuance. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of Common Stock in the stock issuance will thereafter be able to sell such shares at prices related to the foregoing valuation of the pro forma market value thereof. FinPro is not a seller of securities within the meaning of any federal or state securities laws. Any report prepared by FinPro shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.

The estimated valuation herein will be updated as appropriate. These updates will consider, among other factors, any developments or changes in the Bank's financial condition, operating performance, management policies and procedures and current conditions in the securities market for thrift institution common stock. Should any such developments or changes, in our opinion, be material to the estimated pro forma market value of the Bank, appropriate adjustments to the estimated pro forma market value will be made. The reasons for any such adjustments will be explained at that time.

Conversion Valuation Appraisal Report                               Page:  1 - 3
================================================================================


1.  Overview and Financial Analysis

    ---------------------------
        GENERAL OVERVIEW
    ---------------------------

The Bank, after the stock issue, will be a federally charted mutual holding company. As of March 31, 2003, the Bank had $360.2 million in total assets, $275.9 million in deposits, $241.5 million in net loans and $21.8 million in equity. The following table details the Bank's facilities as of March 31, 2003.

                       FIGURE 1 - CURRENT FACILITIES LIST

                      Year Facility   Leased or           Net Book Value
Office Location         Opened          Owned           at March 31, 2003
---------------         ------          -----           -----------------

Main Office
365 Broad Street         1965           Owned              $1,425,354
Bloomfield, NJ 07033

Drive Up Facility
16 Pitt Street           1998           Owned                 390,780
Bloomfield, NJ 07003

Full Service Branch
310 Pompton Avenue       2001           Owned              $2,103,009
Cedar Grove, NJ 07009

    ---------------------------
            HISTORY
    ---------------------------


American Savings Bank of NJ was originally founded in 1919 as the American-Polish Building & Loan Association of Bloomfield, New Jersey. It became a state-chartered savings and loan association in 1948 and converted to a federally chartered savings bank in 1995. American Savings Bank's deposits are fully insured by the Savings Association Insurance Fund ("SAIF") as administered by the Federal Deposit Insurance Corporation ("FDIC"). American Savings Bank is regulated by the Office of Thrift Supervision ("OTS") and the FDIC.

Conversion Valuation Appraisal Report                               Page:  1 - 4
================================================================================


    ---------------------------
        STRATEGIC DIRECTION
    ---------------------------


The Bank's current strategy seeks to continue the growth of the last several years. The highlights of the Bank's growth strategy include increasing the
Bank's volume of loan originations and the size of its loan portfolio and expanding the Bank's branch office network over the next several years. The Bank intends to continue its current mix of deposit and loan products, with the latter continuing to consist primarily of residential mortgages and multi-family, commercial and other real estate mortgages. The Bank may seek to expand our business beyond traditional retail banking to include other financial products such as annuities. In addition to expanding the core banking business through internal growth, the Bank may also consider expansion opportunities such as the acquisition of other financial institutions.

Conversion Valuation Appraisal Report                               Page:  1 - 5
================================================================================


    ---------------------------
        BALANCE SHEET TRENDS
    ---------------------------


The Bank's balance sheet increased by $102.4 million, or 39.70%, from $257.8 million at September 30, 2001 to $360.2 million at March 31, 2003.

Equity has increased $2.0 million from $19.8 million at September 30, 2001 to $21.8 million at March 31, 2003. At March 31, 2003, the equity to assets ratio was 6.06%.



                  FIGURE 2 - ASSET AND RETAINED EARNINGS CHART


                               [GRAPHIC OMITTED].

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                               Page:  1 - 6
================================================================================


The following tables set forth certain information concerning the financial position of the Bank along with selected ratios at the dates indicated.

                        FIGURE 3 - KEY BALANCE SHEET DATA


--------------------------------------------------------------------------------
                                           At March 31,     At September 30,
                                                         -----------------------
                                                 2003         2002       2001
--------------------------------------------------------------------------------
Selected Financial Condition Data:        $ in thousands
                                          --------------------------------------

Assets                                         $ 360,202  $ 334,519   $ 257,848
Cash and cash equivalents                          6,903     17,330      22,109
Loans recievable, net                            241,522    207,774     165,722
Securities available-for-sale                     93,648     90,134      52,022

Securities held-to-maturity                        4,130      6,970      10,187
FHLB stock                                         2,900      2,200       2,300
Deposits                                         275,857    264,587     188,828
Total borrowings                                  57,000     44,000      46,000
Total equity                                      21,815     21,512      19,795
--------------------------------------------------------------------------------

Source:  Offering Prospectus

                              FIGURE 4 - KEY RATIOS

----------------------------------------------------------------------------------------------------------
                                                  At or For the Six Months EndeAt or For the Fiscal Year
Selected Ratios and Other Data:                         Ended March 31,           Ended September 30,
                                                  --------------------------------------------------------
                                                           2003           2002         2002          2001
                                                  --------------------------------------------------------
Performance Ratios:
Return on average assets                                  0.36%          0.57%        0.63%         0.68%
Return on average equity                                  6.09%          8.67%        9.70%         8.46%
Net interest rate spread                                  2.25%          2.54%        2.64%         2.51%
Net interest  margin on average earning assets            2.56%          2.95%        3.01%         3.11%
Average interest-earning assets to average
  interest-bear libilities                               111.35%       112.78%      112.07%       114.71%

Operating expense ratio                                   1.95%          2.14%        2.10%         2.16%
Efficiency ratio                                         72.25%         70.30%       67.15%        66.80%

Asset Quality Ratios:
Nonperforming loans to total loans, net                   0.22%          0.27%        0.27%         0.36%
Nonperforming assets to total assets                      0.15%          0.16%        0.17%         0.24%
Net chargeoffs to average loans outstanding               0.00%          0.00%        0.00%         0.00%
Allowance for loan losses to non-performing loans       343.94%        320.72%      301.23%       256.21%
Allowance for loan losses to total loans                  0.76%          0.84%        0.81%         0.93%

Capital Ratios:
Equity to total assets at end of period                   6.06%          6.56%        6.43%         7.68%
Average equity to average assets                          6.04%          6.80%        6.67%         8.09%
----------------------------------------------------------------------------------------------------------

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                               Page:  1 - 7
================================================================================


    ---------------------------
          LOAN PORTFOLIO
    ---------------------------



The Bank's loan portfolio has increased by $75.8 million from September 30, 2001 to March 31, 2003. As a percent of assets, the loan portfolio has increased from 64.27% at September 30, 2001 to 67.05% at March 31, 2003.

                      FIGURE 5 - NET LOANS RECEIVABLE CHART

                                [GRAPHIC OMITTED]

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                               Page:  1 - 8
================================================================================


The Bank is primarily a 1-4 family residential lender.

                 FIGURE 6 - LOAN MIX AS OF MARCH 31, 2003 CHART


                                [GRAPHIC OMITTED]

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                               Page:  1 - 9
================================================================================


The loan mix has shifted towards residential and commercial loans away from construction loans.

                               FIGURE 7 - LOAN MIX


-------------------------------------------------------------------------------------------------------------------
                                                          As March 31,                     As September 30,
                                                     ---------------------- ---------------------------------------
                                                             2003                 2002                2001
-------------------------------------------------------------------------------------------------------------------
                                                                Percent of           Percent of          Percent of
                                                        Amount    Total     Amount     Total     Amount    Total
                                                     --------------------------------------------------------------
                                                                             $ in thousands
                                                     --------------------------------------------------------------
Type of Loans:
Mortgage Loans (1-4 family)                          $ 200,498     82.6%  $ 167,564     79.0%  $131,513     76.2%
Mortgage Loans (multi-family,commercial, and other)     29,946     12.3%     29,503     13.9%    24,903     14.4%
Mortgage Loans (construction)                              832      0.3%      4,875      2.3%     9,402      5.5%
Consumer                                                   720      0.3%        795      0.4%       540      0.3%
Home Equity                                              8,458      3.5%      6,904      3.3%     5,863      3.4%
Commercial                                               2,441      1.0%      2,298      1.1%       417      0.2%
                                                      -------------------------------------------------------------
      Total Loans                                      242,895    100.0%    211,939    100.0%   172,638    100.0%

Less:
Allowance for loan losses                               (1,847)              (1,717)             (1,609)
Net deferred organization fees                             855                  673                 532
Loan in process                                           (381)              (3,121)             (5,839)
                                                       ------------------------------------------------------------
       Total loans, net                                241,522              207,774             165,722
-------------------------------------------------------------------------------------------------------------


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 10
================================================================================


    ---------------------------
           INVESTMENTS
    ---------------------------


The Bank's mortgage-backed securities and investment portfolio increased $35.6 million from $62.2 million at September 30, 2001 to $97.8 million at March 31, 2003.

                           FIGURE 8 - SECURITIES CHART


                                [GRAPHIC OMITTED]

Source: Offering Prospectus

Note:The available for sale securities are shown at fair value and the held to maturity securities are shown at amortized cost.

Conversion Valuation Appraisal Report                              Page:  1 - 11
================================================================================


    ---------------------------
     INVESTMENTS AND MORTGAGE-
         BACKED SECURITIES
    ---------------------------


The  Bank  currently  invests  in  mortgage-backed  securities,   collateralized
mortgage obligations ("CMOs") and government agency notes. The following table illustrates the Bank's investment portfolio.

                            FIGURE 9 - INVESTMENT MIX

------------------------------------------------------------------------------------------------------------
                                                             At March 31,               At September 30,
                                                   ---------------------------------------------------------
                                                                  2003                2002            2001
------------------------------------------------------------------------------------------------------------
                                                                          $ in thousands
                                                   ---------------------------------------------------------
Securities held to maturity
Government National Mortgage Association                         $ 605               $ 711         $ 1,137
Federal Home Loan Mortgage Corporation                           1,294               2,343           3,190
Federal National Mortgage Association                            2,231               3,916           5,860
                                                   ---------------------------------------------------------
Total securities held to maturity                                4,130               6,970          10,187
                                                   ---------------------------------------------------------

Securities available for sale
U.S. government and federal agency obligation                    6,532                   -               -
Mortgage-backed non-agency obligations                          15,214              19,177          30,580
Government National Mortgage Association                         2,629               5,298             770
Federal Home Loan Mortgage Corporation                          42,537              37,704           9,454
Federal National Mortgage Association                           16,746              17,955          11,218
Mutual Fund                                                      9,990              10,000               0
                                                   ---------------------------------------------------------
Total securities available for sale                             93,648              90,134          52,022
                                                   ---------------------------------------------------------
Total                                                        $ 97,778            $ 97,104        $ 62,209
------------------------------------------------------------------------------------------------------------

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 12
================================================================================


    ---------------------------
           ASSET QUALITY
    ---------------------------

The Bank's level of nonperforming loans has decreased from $628 thousand at September 30, 2001 to $537 thousand at March 31, 2003. The total nonperforming assets to total assets ratio was 0.15% down from 0.24% at September 30, 2001.

                         FIGURE 10 - ASSET QUALITY CHART


                                [GRAPHIC OMITTED]

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 13
================================================================================


At March 31, 2003, the Bank's non-performing loan to net loan ratio was 0.22% and the non-performing assets to total assets ratio was 0.15%.

                        FIGURE 11 - NON-PERFORMING LOANS

---------------------------------------------------------------------------
                                                          At March 31, 2003
                                                          ($ in thousands)
---------------------------------------------------------------------------

Non-performing loans                                                  $537
Real estate owned and other NPA                                          -
---------------------------------------------------------------------------
   Total non-performing assets                                        $537

Non-performing loans as a percentage of loans                        0.22%
Non-performing assets as a percentage of assets                      0.15%

---------------------------------------------------------------------------

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 14
================================================================================


The ALLL has increased from $1.6 million at September 30, 2001 to $1.8 million at March 31, 2003. The Bank's ALLL to loans ratio was 0.76% at March 31, 2003.

         FIGURE 12 - ALLOWANCE FOR POSSIBLE LOAN AND LEASE LOSSES CHART

                               [GRAPHIC OMITTED]

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 15
================================================================================


    ---------------------------
        FUNDING COMPOSITION
    ---------------------------


Overall, deposits have increased from $188.8 million at September 30, 2001 to $275.9 million at March 31, 2003. A large portion of the growth is attributable to the success of the Bank's de novo branch in Cedar Grove. The Bank had $57.0 million in borrowings at March 31, 2003.

                  FIGURE 13 - DEPOSIT AND BORROWING TREND CHART


                               [GRAPHIC OMITTED]

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 16
================================================================================


The Bank's deposit mix as of March 31, 2003 is presented below.

                             FIGURE 14 - DEPOSIT MIX


                                [GRAPHIC OMITTED]

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 17
================================================================================


    ---------------------------
    ASSET/LIABILITY MANAGEMENT
    ---------------------------

The following chart depicts the effects of interest rate shocks on the Bank's net portfolio value as of December 31, 2002.

                         FIGURE 15 - NET PORTFOLIO VALUE

                                         At December 31, 2002
                                            $ in Thousands

  Changes in Interest          Net Portfolio Value         NPV as a % of PV of Assets
                        ------------------------------- -------------------------------
 Rates (basis points)  $ Amount   $ Change    % Change   NPV Ratio   Basis point Change
------------------------------------------------------- -------------------------------
              300       $21,286     (8,418)    -34.00%       6.06%         (260)
              200        25,640    (10,892)    -20.00%       7.15%         (151)
              100        29,959     (2,219)     -7.00%       8.18%          (48)
                0        32,178                              8.66%
             -100        31,211       (967)     -3.00%       8.33%          (33)

Source:  OTS Interest Rate Risk Exposure Report

Conversion Valuation Appraisal Report                              Page:  1 - 18
================================================================================


    ---------------------------
       NET WORTH AND CAPITAL
    ---------------------------


At March 31, 2003, the Bank had capital in excess of the regulatory minimum requirements for all capital requirements.

                          FIGURE 16 - CAPITAL ANALYSIS


--------------------------------------------------------------------------------
                                                  Actual at March 31, 2003
                                           -------------------------------------
Regulatory Capital Position                                        Percentage of
                                               Amount                  Assets
--------------------------------------------------------------------------------

GAAP Capital                                  $ 21,815                 6.06%

Tier 1 (Core) Capital
Capital Level                                 $ 21,613                 6.00%
Requirement                                     14,340                 4.00%
--------------------------------------------------------------------------------
Excess                                        $  7,273                 2.00%

Total Capital (to risk-weighted assets):
Capital Level                                 $ 23,460                13.03%
Requirement                                     14,384                 8.00%
--------------------------------------------------------------------------------
Excess                                        $  9,076                 5.03%
--------------------------------------------------------------------------------

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 19
================================================================================


    ---------------------------
     INCOME AND EXPENSE TRENDS
    ---------------------------


The Bank posted net income of $632 thousand for the six months ended March 31, 2003. On an annualized basis, this equates to net income of $1.3 million, which is $626 thousand lower than the net income for the year ended September 30, 2002.

                          FIGURE 17 - NET INCOME CHART


                                [GRAPHIC OMITTED]

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 20
================================================================================


The net interest spread and margin declined between the six months ended March 31, 2002 and the six months ended March 31, 2003.


                      FIGURE 18 - AVERAGE YIELDS AND COSTS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  For the Six Months Ended March 31,
                                                   At March 31,   ------------------------------------------------------------------
                                                      2003                     2003                                2002
                                           -----------------------------------------------------------------------------------------
                                                            Yield/   Average             Average      Average              Average
                                              Balance       Rate     Balance  Interest Yield/Rate     Balance    Interest Yield/Rate
                                           -----------------------------------------------------------------------------------------
Interest-Earning Assets:
Loans recievable, net                        $ 241,522      6.10%  $ 226,498  $ 7,128      6.29%    $ 176,319     $ 6,254      7.09%
Investment securities                           97,442      3.40%     98,256    1,582      3.22%       88,839       2,232      5.02%
Other interest-earning assets                    8,316      1.68%     14,712      133      1.81%       13,400         134      2.01%
                                           -----------------------------------------------------------------------------------------
Total interest-earning assets                  347,280      5.24%    339,466    8,843      5.21%      278,558       8,620      6.19%
Non-interest-earning assets                     12,922                 9,590                            6,730
                                           ------------           -----------                    -------------
Total assets                                 $ 360,202             $ 349,056                        $ 285,288

Interest-Bearing Liabilities
NOW & Money market                            $ 20,974      1.25%   $ 23,985    $ 178      1.48%     $ 10,340        $ 76      1.48%
Savings                                        114,522      1.98%    107,625    1,132      2.10%       77,093       1,083      2.81%
Certificates of deposit                        121,923      2.85%    121,611    1,826      3.00%      114,137       2,260      3.96%
                                           -----------------------------------------------------------------------------------------
Total interest-bearing deposits                257,419      2.33%    253,221    3,136      2.48%      201,570       3,419      3.39%
FHLB advances                                   57,000      5.18%     51,651    1,369      5.30%       45,418       1,093      4.81%
                                           -----------------------------------------------------------------------------------------
Total interest-bearing liabilities             314,419      2.85%    304,872    4,505      2.96%      246,988       4,512      3.65%
Non-interest-bearing deposits                   18,438                18,932                           15,567
Other non-interest-bearing liabilities           5,530                 4,162                            3,343
                                           ------------           -----------                    -------------
Total liabilities                              338,387               327,966                          265,898
Accumulated other comprehensive income             202                   284                              471
Retained earnings                               21,613                20,806                           18,919
                                           ------------           -----------                    -------------
Total liabilities and equity                 $ 360,202             $ 349,056                        $ 285,288
Net interest spread                                         2.40%            $ 4,338       2.25%                 $ 4,108       2.54%
Net interest margin                                         2.65%                          2.56%                               2.95%

Ratio of interest-earning assets
   to interest-bearing liabilities                        110.45%                        111.35%                             112.78%
------------------------------------------------------------------------------------------------------------------------------------

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 21
================================================================================


The following chart illustrates that the Bank's spread has decreased from the year ended September 30, 2001 to the six months ended March 31, 2003. The Bank's margin also decreased during the same time period.

                       FIGURE 19 - SPREAD AND MARGIN CHART


                                [GRAPHIC OMITTED]

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 22
================================================================================


The Bank posted net income of $632 thousand for the six months ended March 31, 2003.

                       FIGURE 20 - INCOME STATEMENT TRENDS

------------------------------------------------------------------------------------------------------
                                                       For the Six Months   For the Fiscal Year Ended
                                                        Ended March 31,           September 30,
                                                      ------------------------------------------------
                                                         2003       2003            2002      2001
------------------------------------------------------------------------------------------------------
Selected Operating Data:                                              $ in thousands
                                                      ------------------------------------------------
Interest income                                       $ 8,843    $ 8,620         $17,578   $16,052
Interest expense                                        4,505      4,512           8,829     9,140
     Net interest income                                4,338      4,108           8,749     6,912
Provision for loan losses                                 130          1             105         2
Net interest income after provision for loan losses     4,208      4,107           8,644     6,910
Loss on sale of securities                               (188)         -               -         -
Non interest income                                       363        239             595       458
Non interest expense                                    3,396      3,056           6,274     4,923
Income (loss) before income tax expense                   987      1,290           2,965     2,445
Income tax expenses                                       355        469           1,075       888
Net income                                            $   632    $   821         $ 1,890   $ 1,557

------------------------------------------------------------------------------------------------------

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 23
================================================================================


The Bank's annualized income for the six months ended March 31, 2003 decreased from the twelve-month level for the period ending September 30, 2002. ROAA also declined during this time frame.

                      FIGURE 21 - PROFITABILITY TREND CHART


                                [GRAPHIC OMITTED]

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 24
================================================================================


    ---------------------------
         LEGAL PROCEDURES
    ---------------------------


The Bank, from time to time, is a party to routine litigation, which arises in the normal course of business, such as claims to enforce liens, condemnation proceedings on properties in which the Bank holds security interests, claims involving the making and servicing of real property loans, and other issues incident to the business of the Bank. There were no lawsuits pending or known to be contemplated against the Bank at March 31, 2003 that would have a material effect on its operations or income.

    ---------------------------
           SUBSIDIARIES
    ---------------------------


The Company has no subsidiaries other than the Bank.

Conversion Valuation Appraisal Report                              Page:  1 - 25
================================================================================


2.  Market Area Analysis


    ---------------------------
     MARKET AREA DEMOGRAPHICS
    ---------------------------

The following map illustrates the Bank's market area. The market area was defined with management and was utilized to compile demographic and competitive information.

                                 [MAP OMITTED]

Conversion Valuation Appraisal Report                              Page:  1 - 26
================================================================================


                       FIGURE 22 - POPULATION DEMOGRAPHICS

                               [GRAPHIC OMITTED]

Source: Claritas

Conversion Valuation Appraisal Report                              Page:  1 - 27
================================================================================


                      FIGURE 23 - HOUSEHOLD CHARACTERISTICS

                               [GRAPHIC OMITTED]

Source: Claritas

Conversion Valuation Appraisal Report                              Page:  1 - 28
================================================================================


    ---------------------------
        MARKET AREA DEPOSIT
          CHARACTERISTICS
    ---------------------------


As of June 30, 2002, the Bank operated two branches in Essex County, New Jersey. Due to the nature of the Bank's service area, the following charts display the market share for each of the Bank's operating full-service branch offices, as of June 30, 2002.

                      FIGURE 24 - CEDAR GROVE MARKET SHARE


                               [GRAPHIC OMITTED]


Source: SNL Financial, Inc. data & FinPro calculations.

Conversion Valuation Appraisal Report                              Page:  1 - 29
================================================================================


                       FIGURE 25 - BLOOMFIELD MARKET SHARE

                               [GRAPHIC OMITTED]


Source: SNL Financial, Inc. data & FinPro calculations.

Conversion Valuation Appraisal Report                              Page:  1 - 30
================================================================================


3.  Comparisons With Publicly Traded Thrifts


    ---------------------------
           INTRODUCTION
    ---------------------------


This chapter presents an analysis of the Bank's operations against a Comparable Group of publicly traded savings institutions. The Comparable Group was selected from a universe of 233 public thrifts as of May 9, 2003. The Comparable Group was selected based upon similarity of characteristics to the Bank. The Comparable Group multiples provide the basis for the fair market valuation of the Bank. Factors that influence the Bank's value such as balance sheet structure and size, profitability, income and expense trends, capital levels, credit risk, and recent operating results can be measured against the Comparable Group. The Comparable Group's current market pricing, coupled with the appropriate adjustments for differences between the Bank and the Comparable Group, will then be utilized as the basis for the pro forma valuation of the Bank to-be-issued common stock.


    ---------------------------
         SELECTION SCREENS
    ---------------------------


The selection screens utilized to identify possible Comparables from the list of 233 public thrifts at May 9, 2003 included:

                               [GRAPHIC OMITTED]

Conversion Valuation Appraisal Report                              Page:  1 - 31
================================================================================


Applying these criteria against the 233 public thrifts resulted in a list of 13 Comparables.

                          FIGURE 26 - COMPARABLE GROUP

                                                                          Corporate
                                               -----------------------------------------------------------------

                                                                               Number
                                                                                 of       IPO      Conversion
 Ticker             Short Name                 Exchange       City       State Offices   Date         Type
-------------------------------------------    -----------------------------------------------------------------
              Comparable Thrift Data
ANE      Alliance Bancorp of New England, Inc. AMEX     Vernon           CT      9     12/19/1986   Standard
CEBK     Central Bancorp, Inc.                 NASDAQ   Somerville       MA      9     10/24/1986   Standard
ESBK     Elmira Savings Bank, FSB              NASDAQ   Elmira           NY      6     03/01/1985   Standard
HIFS     Hingham Institution for Savings       NASDAQ   Hingham          MA      7     12/20/1988   Standard
IFSB     Independence Federal Savings Bank     NASDAQ   Washington       DC      5     06/06/1985   Standard
LARL     Laurel Capital Group, Inc.            NASDAQ   Allison Park     PA      8     02/20/1987   Standard
LSBX     LSB Corporation                       NASDAQ   North Andover    MA      6     05/02/1986   Standard
MYST     Mystic Financial, Inc.                NASDAQ   Medford          MA      7     01/09/1998   Standard
NBN      Northeast Bancorp                     AMEX     Auburn           ME     12     08/19/1987   Standard
NHTB     New Hampshire Thrift Bancshares, Inc. NASDAQ   Newport          NH     14     05/22/1986   Standard
PHFC     Pittsburgh Financial Corp.            NASDAQ   Wexford          PA      8     04/01/1996   Standard
PHSB     PHSB Financial Corp.                  NASDAQ   Beaver Falls     PA     10     12/21/2001 Second-Stage
WVFC     WVS Financial Corp.                   NASDAQ   Pittsburgh       PA      6     11/29/1993   Standard
----------------------------------------------------------------------------------------------------------------


    ---------------------------
        SELECTION CRITERIA
    ---------------------------


Excluded from the Comparable Group were institutions that were involved in pending mergers or acquisitions. Also, institutions that completed their conversions after March 31, 2002 were also excluded as the earnings of newly converted institutions do not reflect a full years benefit from the reinvestment of proceeds, and thus the price/earnings multiples and return on equity measures for these institutions tend to be skewed upward and downward respectively. Asset size was deemed more important than geographic proximity. A separate analysis based on geography is included later in this report.

The goal of the selection criteria process is to find those institutions that most closely match those of the Bank. In an ideal world, all of the Comparable Group would contain the exact characteristics of the Bank. However, none of the Comparables selected will be exact clones of the Bank.

Conversion Valuation Appraisal Report                              Page:  1 - 32
================================================================================


The members of the Comparable Group were reviewed against the Bank to ensure comparability based upon the following criteria:

1.       Asset size
2.       Profitability
3.       Capital Level
4.       Balance Sheet Mix
5.       Operating Strategy
6.       Date of conversion


1. Asset Size The Comparable Group should have a similar asset size to the Bank. The Comparable Group ranged in size from $251.0 million to $496.6 million in total assets with a median of $398.0 million. The Bank's asset size was $360.2 million as of March 31, 2003.

2. Profitability The Comparable Group had a median ROAA of 0.75% and a median ROAE of 5.39% for the most recent quarter available. The Comparable Group profitability measures had a dispersion about the mean for the ROAA measure ranging from a low of (0.35%) to a high of 1.04%, while the ROAE measure ranged from a low of (4.15%) to a high of 14.35%. The Bank had an ROAA of 0.36% and an ROAE of 6.09% for the six months ending March 31, 2003, annualized.

3. Capital Level The Comparable Group had a median equity to assets ratio of 8.18% with a high of 13.65% and a low of 6.00%. At March 31, 2003, the Bank had an equity to assets ratio of 6.06%. On a pro forma basis, at the midpoint, the Bank would have an equity to assets ratio of 8.21%.

4. Balance Sheet Mix At March 31, 2003, the Bank had a net loan to asset ratio of 67.05%. The median loan to asset ratio for the Comparables was 64.64%, ranging from a low of 29.71% to a high of 81.89%. On the liability side, the Bank's deposit to asset ratio was 76.58% at March 31, 2003 while the Comparable median was 70.36% ranging from 44.81% to 86.45%. Additionally, the Bank's borrowings to assets ratio was 15.82% as of March 31, 2003 and the Comparable median borrowings to assets ratio was 16.38% with a range of 1.73% to 44.24%.

5. Operating Strategy An institution's operating characteristics are important because they determine future performance. The also affect expected rates of return and investor's general perception of the quality, risk and attractiveness of a given company. Specific operating characteristics include profitability, balance sheet growth, asset quality, capitalization and non-financial factors such as management strategies and lines of business.

Conversion Valuation Appraisal Report                              Page:  1 - 33
================================================================================


6. Date of Conversion Recent conversions, those completed on or after March 31, 2002, were excluded since the earnings of a newly converted institution do not reflect a full year's benefits of reinvestment of conversion proceeds. Additionally, new issues tend to trade at a discount to the market averages.

Conversion Valuation Appraisal Report                              Page:  1 - 34
================================================================================

All data presented in Figure 27 is from SNL Securities utilizing the most recent quarter for balance sheet and income statement related items. All data for the Bank is from the offering circular.

                      FIGURE 27 - KEY FINANCIAL INDICATORS

------------------------------------------------------------------------------------------------------
                                                                              Comparable Group
                                                                               Quarter Median
                                                                                (Most Recent
                                                              The Bank            Quarter)
------------------------------------------------------------------------------------------------------
Balance Sheet Data
------------------------------------------------------------------------------------------------------
Gross Loans to Deposits                                        88.22%                 83.49%
------------------------------------------------------------------------------------------------------
Total Net Loans to Assets                                      67.05%                 64.64%
------------------------------------------------------------------------------------------------------
Deposits to Assets                                             76.58%                 70.36%
------------------------------------------------------------------------------------------------------
Borrowed Funds to Assets                                       15.82%                 16.38%
------------------------------------------------------------------------------------------------------
Balance Sheet Growth
------------------------------------------------------------------------------------------------------
Asset Growth Rate                                              15.36%                 -2.34%
------------------------------------------------------------------------------------------------------
Loan Growth Rate                                               32.49%                 -8.17%
------------------------------------------------------------------------------------------------------
Deposit Growth Rate                                            8.52%                   0.48%
------------------------------------------------------------------------------------------------------
Capital
------------------------------------------------------------------------------------------------------
Equity to Assets                                               6.06%                   8.18%
------------------------------------------------------------------------------------------------------
Tangible Equity to Assets                                      6.06%                   7.84%
------------------------------------------------------------------------------------------------------
Intangible Assets to Equity                                    0.00%                   0.00%
------------------------------------------------------------------------------------------------------
Equity + Reserves to Assets                                    6.03%                   8.77%
------------------------------------------------------------------------------------------------------
Core capital to acting assets                                  6.57%                   8.91%
------------------------------------------------------------------------------------------------------
Asset Quality
------------------------------------------------------------------------------------------------------
Non-Performing Loans to Loans                                  0.22%                   0.28%
------------------------------------------------------------------------------------------------------
Reserves to Non-Performing Loans                              343.94%                 291.07%
------------------------------------------------------------------------------------------------------
Non-Performing Assets to Assets                                0.15%                   0.17%
------------------------------------------------------------------------------------------------------
Non-Performing Assets to Equity                                2.46%                   2.00%
------------------------------------------------------------------------------------------------------
Reserves to Net Loans                                          0.76%                   1.02%
------------------------------------------------------------------------------------------------------
Reserves to Non-Performing Assets + 90 Days Del.              343.94%                 331.86%
------------------------------------------------------------------------------------------------------
Profitability
------------------------------------------------------------------------------------------------------
Return on Average Assets                                       0.36%                   0.75%
------------------------------------------------------------------------------------------------------
Return on Average Equity                                       6.09%                   5.39%
------------------------------------------------------------------------------------------------------
Income Statement
------------------------------------------------------------------------------------------------------
Yield on Average Earning Assets                                5.21%                   5.72%
------------------------------------------------------------------------------------------------------
Cost of Interest Bearing Liabilities                           2.96%                   3.01%
------------------------------------------------------------------------------------------------------
Net Interest Spread                                            2.25%                   2.65%
------------------------------------------------------------------------------------------------------
Net Interest Margin                                            2.56%                   3.10%
------------------------------------------------------------------------------------------------------
Noninterest Income to Average Assets                           0.21%                   0.51%
------------------------------------------------------------------------------------------------------
Noninterest Expense to Average Assets                          1.95%                   2.51%
------------------------------------------------------------------------------------------------------
Efficiency Ratio                                               72.25%                 69.60%
------------------------------------------------------------------------------------------------------
Overhead Ratio                                                 69.89%                 62.83%
------------------------------------------------------------------------------------------------------

Source: The Bank Offering Circular, FinPro calculations and SNL Securities Note:All of the Bank data is at or for the annualized six months ended March
     31, 2003.
Note: All of the Comparable data is as of or for the most recent quarter.

Conversion Valuation Appraisal Report                              Page:  1 - 35
================================================================================


4.  Market Value Determination

    ---------------------------
        COMPARABLE GROUP
          ADJUSTMENTS
    ---------------------------


The estimated pro forma market value of the Bank, along with certain adjustments to its value relative to market values for the Comparable Group are delineated in this section. The adjustments are made from potential investors' viewpoint and are adjustments necessary when comparing the Bank to the Comparable Group. A potential investor includes depositors holding subscription rights and unrelated parties who may purchase stock in the community offering and who are assumed to be aware of all relevant and necessary facts as they pertain to the value of the Bank relative to other publicly traded thrift institutions and relative to alternative investment opportunities.

There are numerous criteria on which the market value adjustments are based. The major criteria utilized for purposes of this report include:


o        Balance Sheet Strength

o        Asset Quality

o        Earnings Quality, Predictability and Growth

o        Dividends

o        Liquidity of the Issue

o        Recent Regulatory Matters

o        Market for Seasoned Thrift Stocks

o        Acquisition Market

o        Management

o        Market Area

o        Offering Size


To ascertain the market value of the Bank, the median trading multiple values for the Comparable Group are utilized as the starting point. Adjustments, up or down, to the Comparable Group median multiple values are made based on the comparison of the Bank to the Comparable Group.

Conversion Valuation Appraisal Report                              Page:  1 - 36
================================================================================


The Bank's value is further adjusted for other criteria as shown in Section 5. The resultant values are then compared to recent conversions, geographic or state totals, and national totals for reasonableness and appropriateness.

Finally, consideration was given to the type of conversion the Bank is undertaking. In this particular case it was appropriate to compare and adjust the Bank's market value in relation to the performance of other fully converted institutions.

Conversion Valuation Appraisal Report                              Page:  1 - 37
================================================================================


    ---------------------------
      BALANCE SHEET STRENGTH
    ---------------------------


The balance sheet strength of an institution is an important market value determinant, as the investment community considers such factors as bank liquidity, capitalization, asset composition, funding mix, intangible levels and interest rate risk in assessing the attractiveness of investing in the common stock of a thrift. The following tables summarize the key financial elements of the Bank measured against the Comparable Group.

                       FIGURE 28 - KEY BALANCE SHEET DATA

                                                 Key Financial Data as of The Most Recent Quarter
                                             --------------------------------------------------------

                                                  Total     Loans/     Loans/  Deposits/ Borrowings/
                                                 Assets   Deposits     Assets     Assets      Assets
 Ticker              Short Name                   ($000)        (%)        (%)        (%)         (%)
-----------------------------------------------------------------------------------------------------
               Comparable Thrift Data
ANE      Alliance Bancorp of New England, Inc.  420,821      84.48      66.39      78.58       12.76
CEBK     Central Bancorp, Inc.                  476,827     135.61      81.89      60.39       30.32
ESBK     Elmira Savings Bank, FSB               282,891      84.44      70.16      83.09        8.40
HIFS     Hingham Institution for Savings        433,227     119.19      76.96      64.57       25.01
IFSB     Independence Federal Savings Bank      250,986      36.34      29.71      81.74        8.20
LARL     Laurel Capital Group, Inc.             271,146      77.93      62.87      80.68        7.97
LSBX     LSB Corporation                        435,787      80.99      52.00      64.21       22.62
MYST     Mystic Financial, Inc.                 398,038      83.49      65.90      78.94       12.96
NBN      Northeast Bancorp                      469,715     116.20      81.75      70.36       19.88
NHTB     New Hampshire Thrift Bancshares, Inc.  496,645      74.77      64.64      86.45        1.73
PHFC     Pittsburgh Financial Corp.             379,702     125.08      60.55      48.41       42.36
PHSB     PHSB Financial Corp.                   343,519      71.07      49.11      69.11       16.38
WVFC     WVS Financial Corp.                    368,242      66.97      30.01      44.81       44.24
-----------------------------------------------------------------------------------------------------
         Average                                386,734      88.97      60.92      70.10       19.45
         Median                                 398,038      83.49      64.64      70.36       16.38
         Maximum                                496,645     135.61      81.89      86.45       44.24
         Minimum                                250,986      36.34      29.71      44.81        1.73

TBD      American Financial Group               360,202      88.22      67.05      76.58       15.82

         Variance to the Comparable Median      (37,836)      4.73       2.41       6.22       (0.56)


Sources:  SNL and Offering Circular Data, FinPro Computations


     Asset Size - The Bank at $360.2  million,  is smaller  than the  Comparable
     ----------
     Group median of $398.0 million. This was a primary screen for selection as a Comparable. After the stock issuance, the Bank's total assets will be closer to that of the Comparable Group.

     Asset  Composition  - The Bank's net loan to asset ratio of 67.05% is above
     ------------------
     the Comparable Group median of 64.64%.

     Funding Mix - The Bank is  primarily  funded  through  deposits,  76.58% of
     -----------
     assets. The Bank's borrowings to assets ratio is 15.82%. The Comparable Group has a deposits to assets ratio of 70.36% and a borrowings to asset ratio of 16.38%.

Conversion Valuation Appraisal Report                              Page:  1 - 38
================================================================================


     Liquidity  - The  liquidity  of the Bank and the  Comparable  Group  appear
     ---------
     similar and were sufficient to meet all regulatory guidelines.

The Bank's asset, loan and deposit growth rates exceeded the Comparable levels.

                      FIGURE 29 - BALANCE SHEET GROWTH DATA

                                            Balance Sheet Growth as of the MRQ
                                           ----------------------------------
                                               Asset         Loan    Deposit
                                              Growth       Growth     Growth
                                                Rate         Rate       Rate
 Ticker             Short Name                    (%)          (%)        (%)
-----------------------------------------------------------------------------
              Comparable Thrift Data
ANE      Alliance Bancorp of New England, Inc.  6.09         1.58      (0.18)
CEBK     Central Bancorp, Inc.                 (9.20)       10.48       1.70
ESBK     Elmira Savings Bank, FSB              (1.63)      (10.34)     (5.50)
HIFS     Hingham Institution for Savings        6.38        12.23       6.02
IFSB     Independence Federal Savings Bank     (5.72)       (8.17)     (6.95)
LARL     Laurel Capital Group, Inc.            (7.62)      (14.97)     (9.52)
LSBX     LSB Corporation                       (3.05)      (23.17)      0.48
MYST     Mystic Financial, Inc.                21.68         9.28      37.15
NBN      Northeast Bancorp                     19.53        (7.90)     37.98
NHTB     New Hampshire Thrift Bancshares, Inc. 14.15       (17.11)     15.36
PHFC     Pittsburgh Financial Corp.           (23.43)      (16.32)     (0.99)
PHSB     PHSB Financial Corp.                  (2.34)        3.26       8.68
WVFC     WVS Financial Corp.                  (39.19)      (58.99)     (2.04)
-----------------------------------------------------------------------------
         Average                               (1.87)       (9.24)      6.32
         Median                                (2.34)       (8.17)      0.48
         Maximum                               21.68        12.23      37.98
         Minimum                              (39.19)      (58.99)     (9.52)

TBD      American Financial Group              15.36        32.49       8.52

         Variance to the Comparable Median     17.70        40.66       8.04


Sources:  SNL and Offering Circular Data, FinPro Computations

Conversion Valuation Appraisal Report                              Page:  1 - 39
================================================================================


                            FIGURE 30 - CAPITAL DATA

                                                  Capital as of The Most Recent Quarter
                                         ----------------------------------------------------------
                                                       Tangible   Intangible Core Capital/ Equity +
                                            Equity/    Equity/     Assets/    Tangible    Reserves/
                                             Assets  Tang Assets   Equity      Assets      Assets
 Ticker            Short Name                   (%)       (%)        (%)         (%)         (%)
---------------------------------------------------------------------------------------------------
             Comparable Thrift Data
ANE      Alliance Bancorp of New England, Inc. 6.48       6.47        0.18          NA      7.45
CEBK     Central Bancorp, Inc.                 8.27       7.84        5.66          NA      8.96
ESBK     Elmira Savings Bank, FSB              7.54       7.33        3.02        7.22      8.25
HIFS     Hingham Institution for Savings       8.70       8.70           -        8.77      9.36
IFSB     Independence Federal Savings Bank     9.20       9.20           -        8.90      9.38
LARL     Laurel Capital Group, Inc.           10.06      10.06           -        9.57     10.72
LSBX     LSB Corporation                      12.22      12.22           -       12.06     13.18
MYST     Mystic Financial, Inc.                6.31       6.31           -          NA      6.86
NBN      Northeast Bancorp                     7.82       7.61        2.88        8.67      8.65
NHTB     New Hampshire Thrift Bancshares, Inc. 6.80       4.46       35.95        7.02      7.58
PHFC     Pittsburgh Financial Corp.            6.00       5.96        0.67          NA      6.81
PHSB     PHSB Financial Corp.                 13.65      13.65           -          NA     14.14
WVFC     WVS Financial Corp.                   8.18       8.18           -          NA      8.91
---------------------------------------------------------------------------------------------------
         Average                               8.56       8.31        3.72        8.89      9.25
         Median                                8.18       7.84           -        8.77      8.91
         Maximum                              13.65      13.65       35.95       12.06     14.14
         Minimum                               6.00       4.46           -        7.02      6.81

TBD      American Financial Group              6.06       6.06           -        6.03      6.57

         Variance to the Comparable Median    (2.12)     (1.78)          -       (2.74)    (2.34)

Sources:  SNL and Offering Circular Data, FinPro Computations

     Capitalization  - The  Comparable  Group's median equity to assets ratio of
     --------------
     8.18% is higher than the Bank's ratio of 6.06%. The Bank's pro forma equity to assets ratio is projected to be 8.21% at the midpoint of the valuation range.

     Intangible  Levels - An important factor  influencing  market values is the
     ------------------
     level of intangibles that an institution carries on its books. Thrifts trade more on tangible book than on book. Only one of the Comparables has a material level of intangible assets. The Bank has no intangible assets.

The Bank's loan to asset ratio is above the Comparable median as is the deposit to asset ratio. The Bank has a lower level capital, relative to the Comparable Group. The Bank, however, has grown much quicker than the Comparable Group. No adjustment is warranted for balance sheet characteristics.

Conversion Valuation Appraisal Report                              Page:  1 - 40
================================================================================


    ---------------------------
          ASSET QUALITY
    ---------------------------



The asset quality of an institution is an important determinant of market value. The investment community considers levels of nonperforming loans, Real Estate Owned ("REO") and levels of Allowance for Loan and Lease Losses ("ALLL") in assessing the attractiveness of investing in the common stock of an institution.


                         FIGURE 31 - ASSET QUALITY TABLE

                                                    Asset Quality as of The Most Recent Quarter
                                          ---------------------------------------------------------------

                                               NPLs/  Reserves/     NPAs/     NPAs/ Reserves/  Reserves/
                                               Loans       NPLs    Assets    Equity     Loans  NPAs + 90
 Ticker             Short Name                    (%)        (%)       (%)       (%)       (%)        (%)
---------------------------------------------------------------------------------------------------------
              Comparable Thrift Data
ANE      Alliance Bancorp of New England, Inc.  0.50     291.07      0.33      5.13      1.46         NA
CEBK     Central Bancorp, Inc.                     -         NM         -         -      0.84         NM
ESBK     Elmira Savings Bank, FSB               0.84     119.47      0.60      8.02      1.01     116.96
HIFS     Hingham Institution for Savings        0.22     385.29      0.17      1.97      0.86     385.29
IFSB     Independence Federal Savings Bank      2.34      25.97      0.71      7.69      0.61      24.86
LARL     Laurel Capital Group, Inc.             0.09         NM      0.11      1.12      1.05     590.13
LSBX     LSB Corporation                        0.01         NM      0.01      0.06      1.84         NM
MYST     Mystic Financial, Inc.                 0.11     734.12      0.07      1.18      0.83     734.12
NBN      Northeast Bancorp                      0.36     279.93      0.35      4.47      1.02         NA
NHTB     New Hampshire Thrift Bancshares, Inc.  0.21     583.73      0.14      2.03      1.21     565.84
PHFC     Pittsburgh Financial Corp.             2.08      64.25      1.41     23.43      1.34      57.60
PHSB     PHSB Financial Corp.                   0.33     305.92      0.16      1.19      1.01     278.43
WVFC     WVS Financial Corp.                      NA         NA        NA        NA      2.43         NA
---------------------------------------------------------------------------------------------------------
         Average                                0.59     309.97      0.34      4.69      1.19     344.15
         Median                                 0.28     291.07      0.17      2.00      1.02     331.86
         Maximum                                2.34     734.12      1.41     23.43      2.43     734.12
         Minimum                                   -      25.97         -         -      0.61      24.86

TBD      American Financial Group               0.22     343.94      0.15      2.46      0.76     343.94

         Variance to the Comparable Median     (0.06)     52.87     (0.02)     0.46     (0.26)     12.08



Sources:  SNL and Offering Circular Data, FinPro Computations

The Bank's level of non-performing loans ("NPL") to total loans at 0.22% is in-line with the Comparable Group median at 0.28%. The Bank had a non-performing assets to assets ratio of 0.15%, which is in-line with the Comparable median of 0.17%. The Bank's reserve level, 0.76% of total loans, is below the Comparable median of 1.02% of loans. The Bank's level of reserves to NPL's, at 343.94%, is above that of the Comparable Group, at 291.07% due to the Bank's low level of NPL's. A slight downward adjustment is warranted, as the Bank's reserves as a percentage of loans are lower.

Conversion Valuation Appraisal Report                              Page:  1 - 41
================================================================================


    ---------------------------
        EARNINGS QUALITY,
     PREDICTABILITY AND GROWTH
    ---------------------------


The earnings quality, predictability and growth are critical components in the establishment of market values for thrifts. Thrift earnings are primarily a function of:

o        net interest income
o        loan loss provision
o        non-interest income
o        non-interest expense

The quality and predictability of earnings is dependent on both internal and external factors. Some internal factors include the mix of the balance sheet, the interest rate sensitivity of the balance sheet, the asset quality, and the infrastructure in place to deliver the assets and liabilities to the public. External factors include the competitive market for both assets and liabilities, the global interest rate scenario, local economic factors and regulatory issues.

Each of these factors can influence the earnings of an institution, and each of these factors is volatile. Investors prefer stability and consistency. As such, solid, consistent earnings are preferred to high but risky earnings. Investors also prefer earnings to be diversified and not entirely dependent on interest income.

Conversion Valuation Appraisal Report                              Page:  1 - 42
================================================================================


The Bank posted net income of $1.6 million and $1.9 million, respectively, for the years ended September 30, 2001 and 2002, and posted annualized net income of $1.3 million for the six months ended March 31, 2003.

                          FIGURE 32 - NET INCOME TREND


                                [GRAPHIC OMITTED]

Sources:  Offering Circular

Conversion Valuation Appraisal Report                              Page:  1 - 43
================================================================================


The Bank's ROAA is one half the Comparable Group median. However, due to lower levels of capital, the Bank's ROAE is above the Comparable median.

                         FIGURE 33 - PROFITABILITY DATA


                                     Profitability as of The Most Recent Quarter
                                     -------------------------------------------

                                                  Return on     Return on
                                                 Avg Assets    Avg Equity
    Ticker             Short Name                        (%)           (%)
    ----------------------------------------------------------------------
                 Comparable Thrift Data
    ANE     Alliance Bancorp of New England, Inc.      0.90         14.25
    CEBK    Central Bancorp, Inc.                     (0.35)        (4.15)
    ESBK    Elmira Savings Bank, FSB                   0.81         10.74
    HIFS    Hingham Institution for Savings            0.18          2.05
    IFSB    Independence Federal Savings Bank          0.17          1.84
    LARL    Laurel Capital Group, Inc.                 1.04         10.51
    LSBX    LSB Corporation                            0.51          4.12
    MYST    Mystic Financial, Inc.                     0.32          5.02
    NBN     Northeast Bancorp                          0.90         11.70
    NHTB    New Hampshire Thrift Bancshares, Inc.      0.97         14.35
    PHFC    Pittsburgh Financial Corp.                    -          0.05
    PHSB    PHSB Financial Corp.                       0.76          5.39
    WVFC    WVS Financial Corp.                        0.75          9.73
--------------------------------------------------------------------------
            Average                                    0.54          6.58
            Median                                     0.75          5.39
            Maximum                                    1.04         14.35
            Minimum                                   (0.35)        (4.15)

    TBD     American Financial Group                   0.36          6.09

            Variance to the Comparable Median         (0.39)         0.70


Sources:  SNL and Offering Circular Data, FinPro Computations

Conversion Valuation Appraisal Report                              Page:  1 - 44
================================================================================


                        FIGURE 34 - INCOME STATEMENT DATA

                                                                Income Statement as of The Most Recent Quarter
                                               --------------------------------------------------------------------------------
                                               Yield on                 Net        Net Noninterest Noninterest
                                               Ave Earn  Cost of   Interest   Interest   Income/   Expense/   Efficiency Overhead
                                                 Assets    Funds     Spread     Margin Avg Assets  Avg Assets    Ratio     Ratio
    Ticker              Short Name                   (%)      (%)        (%)        (%)       (%)       (%)       (%)       (%)
    ---------------------------------------------------------------------------------------------------------------------------
                  Comparable Thrift Data
    ANE     Alliance Bancorp of New England, Inc.  6.01     2.60       3.41       3.39      0.89      2.60       64.80     54.79
    CEBK    Central Bancorp, Inc.                    NA       NA         NA       4.13      0.77      3.86       85.56     82.58
    ESBK    Elmira Savings Bank, FSB               5.97     2.72       3.25       3.63      0.77      2.99       69.60     62.83
    HIFS    Hingham Institution for Savings        6.20     2.70       3.50       3.86      0.28      1.95       49.00     45.10
    IFSB    Independence Federal Savings Bank      4.60     2.85       1.75       1.93      1.70      3.41       95.63     91.64
    LARL    Laurel Capital Group, Inc.             5.71     3.40       2.31       2.76      0.35      1.50       49.37     42.76
    LSBX    LSB Corporation                        5.38     2.63       2.75       3.10      0.26      2.46       75.25     73.12
    MYST    Mystic Financial, Inc.                 5.72     3.17       2.55       2.84      0.50      2.51       77.70     73.57
    NBN     Northeast Bancorp                      6.57     3.23       3.34       3.43      0.94      2.80       68.84     59.25
    NHTB    New Hampshire Thrift Bancshares, Inc.  5.31     1.91       3.40       3.53      1.75      3.55       69.81     53.90
    PHFC    Pittsburgh Financial Corp.             5.95     4.55       1.40       1.76      0.51      2.36      108.06    110.48
    PHSB    PHSB Financial Corp.                   5.71     3.21       2.50       2.92      0.30      2.19       69.24     66.05
    WVFC    WVS Financial Corp.                    4.82     3.24       1.58       1.87      0.16      1.00       50.08     45.85
---------------------------------------------------------------------------------------------------------------------------------
            Average                                5.66     3.02       2.65       3.01      0.71      2.55       71.76     66.30
            Median                                 5.72     3.01       2.65       3.10      0.51      2.51       69.60     62.83
            Maximum                                6.57     4.55       3.50       4.13      1.75      3.86      108.06    110.48
            Minimum                                4.60     1.91       1.40       1.76      0.16      1.00       49.00     42.76

    TBD     American Financial Group               5.21     2.96       2.25       2.56      0.21      1.95       72.25     69.89

            Variance to the Comparable Median     (0.51)   (0.05)     (0.40)     (0.54)    (0.30)    (0.56)       2.65      7.06


Sources:  SNL and Offering Circular Data, FinPro Computations

Relative to the Comparable Group average, the Bank's yield on average earnings assets was 45 basis points lower and the cost of funds was 6 basis points lower. The 45 basis point net margin disadvantage is compounded by a 50 basis point disadvantage in noninterest income. The Bank's level of noninterest expense is 60 basis points lower, which only partially offsets the other disadvantages.

Taken collectively, the income of the Bank can be measured by the efficiency ratio. The Bank's ratio of 72.25% is higher than the Comparable median of 69.60%.

Currently, investors are focusing on earnings sustainability as the interest rate volatility has caused a wide variation in income levels. With the intense competition for both assets and deposits, banks cannot easily replace lost spread and margin with balance sheet growth.

The Bank has disadvantages in net margin and noninterest income. Its ability to maintain its low expense structure will be challenged by the additional costs of being a publicly traded company (legal, audit, filing fees, etc.) and the cost of stock based benefit plans. Based on these factors, a downward adjustment is warranted to the market value for earnings.

Conversion Valuation Appraisal Report                              Page:  1 - 45
================================================================================


    ---------------------------
           DIVIDENDS
    ---------------------------


Historically, banks have not established dividend policies immediately at or after conversion to stock ownership. Rather, newly converted institutions, in general, have preferred to establish an earnings track record, fully invest the conversion proceeds, and allow for seasoning of the stock before establishing a dividend policy.

The last few years have seen yet another shift away from dividend policies concurrent with conversion. Recent issues have been fully or oversubscribing without the need for the additional enticement of dividends. After the conversion is another issue, however. Recent pressures on ROE and on internal rate of returns to investors prompted the industry toward cash dividends. This trend is exacerbated by the lack of growth potential. Typically, when institutions are in a growth mode, they issue stock dividends or do not declare a dividend. When growth is stunted, these institutions shift toward reducing equity levels and thus utilize cash dividends as a tool in managing equity.

Conversion Valuation Appraisal Report                              Page:  1 - 46
================================================================================


                            FIGURE 35 - DIVIDEND DATA


                                                     Dividends
                                            ---------------------------
                                               Current    LTM Dividend
                                              Dividend          Payout
                                                 Yield           Ratio
 Ticker              Short Name                     ($)             (%)
-----------------------------------------------------------------------
               Comparable Thrift Data
ANE      Alliance Bancorp of New England, Inc.    1.50           22.73
CEBK     Central Bancorp, Inc.                    1.44           32.12
ESBK     Elmira Savings Bank, FSB                 2.62           28.89
HIFS     Hingham Institution for Savings          1.96           36.96
IFSB     Independence Federal Savings Bank           -              NM
LARL     Laurel Capital Group, Inc.               3.99           50.68
LSBX     LSB Corporation                          3.56           71.43
MYST     Mystic Financial, Inc.                   1.90           31.53
NBN      Northeast Bancorp                        2.13           21.30
NHTB     New Hampshire Thrift Bancshares, Inc.    3.03           29.22
PHFC     Pittsburgh Financial Corp.               2.75              NA
PHSB     PHSB Financial Corp.                     2.24           31.82
WVFC     WVS Financial Corp.                      3.66           46.72
-----------------------------------------------------------------------
         Average                                  2.37           36.67
         Median                                   2.24           31.82
         Maximum                                  3.99           71.43
         Minimum                                     -           21.30

TBD      American Financial Group                   NA              NA

         Variance to the Comparable Median          NA              NA



Sources:  SNL and Offering Circular Data, FinPro Computations


All Comparable institutions had declared cash dividends except for one. The median dividend payout ratio for the Comparable Group was 31.82%, ranging from a high of 71.43% to a low of 21.30%. The Bank on a pro forma basis (at the mid point of the value range) will have an equity to assets ratio of 8.21%. The Bank will have adequate capital to afford to pay cash dividends. As such, no adjustment is indicated for this factor.

Conversion Valuation Appraisal Report                              Page:  1 - 47
================================================================================


    ---------------------------
       LIQUIDITY OF THE ISSUE
    ---------------------------


The Comparable Group is by definition composed only of companies that trade in the public markets with all of the Comparables trading on NASDAQ or AMEX. Typically, the number of shares outstanding and the market capitalization provides an indication of how much liquidity there will be in a given stock. The actual liquidity can be measured by volume traded over a given period of time.

                     FIGURE 36 - MARKET CAPITALIZATION DATA

                                                             Market Data as of The Most Recent Quarter
                                            -----------------------------------------------------------------------------
                                                    MRQ           MRQ        MRQ        MRQ MRQ Publicly    MRQ Tangible
                                                 Market         Price      Price      Price     Reported    Publicly Rep
                                                  Value     Per Share       High        Low   Book Value      Book Value
 Ticker              Short Name                      ($)           ($)        ($)        ($)          ($)             ($)
-------------------------------------------------------------------------------------------------------------------------
               Comparable Thrift Data
ANE      Alliance Bancorp of New England, Inc.    53.57         20.00      20.05      18.55        10.18           10.16
CEBK     Central Bancorp, Inc.                    55.44         33.35      33.87      30.91        23.73           22.39
ESBK     Elmira Savings Bank, FSB                 27.30         28.98      31.00      25.30        22.63           21.95
HIFS     Hingham Institution for Savings          71.92         34.75      34.75      30.18        18.21           18.21
IFSB     Independence Federal Savings Bank        24.13         17.10      17.99      12.20        16.37           16.37
LARL     Laurel Capital Group, Inc.               35.83         19.03      20.00      18.00        14.49           14.49
LSBX     LSB Corporation                          56.76         13.50      13.80      12.23        12.67           12.67
MYST     Mystic Financial, Inc.                   27.76         18.90      19.30      17.70        18.13           18.13
NBN      Northeast Bancorp                        39.69         15.00      15.24      14.70        13.89           13.49
NHTB     New Hampshire Thrift Bancshares, Inc.    46.57         23.75      23.99      18.30        17.24           11.04
PHFC     Pittsburgh Financial Corp.               19.71         13.83      14.51      12.59        15.98           15.87
PHSB     PHSB Financial Corp.                     52.18         17.89      17.89      16.66        16.07           16.07
WVFC     WVS Financial Corp.                      45.26         17.50      18.13      15.78        11.65           11.65
-------------------------------------------------------------------------------------------------------------------------
         Average                                  42.78         21.04      21.58      18.70        16.25           15.58
         Median                                   45.26         18.90      19.30      17.70        16.07           15.87
         Maximum                                  71.92         34.75      34.75      30.91        23.73           22.39
         Minimum                                  19.71         13.50      13.80      12.20        10.18           10.16

TBD      American Financial Group                    NA            NA         NA         NA           NA              NA

         Variance to the Comparable Median           NA            NA         NA         NA           NA              NA

Sources:  SNL and Offering Circular Data, FinPro Computations


The market capitalization values of the Comparable Group range from a low of $19.7 million to a high of $71.9 million with a median market capitalization of $45.3 million. The Bank expects to have $10.4 million of market capital at the midpoint on a pro forma basis. Additionally, the Bank is expected to trade "over-the-counter".

Conversion Valuation Appraisal Report                              Page:  1 - 48
================================================================================


The following figures illustrate that there is a difference in the pricing or pink sheet thrifts relative to thrifts listed on a major exchange.

 FIGURE 37 - PRICING MULTIPLES OF FULLY CONVERTED THRIFTS TO PINK SHEET THRIFTS


                               [GRAPHIC OMITTED]

Sources:  SNL and FinPro Computations

As Figure 37 demonstrates, pink sheet thrifts traded at a discount of 31.33% on a tangible book basis and a discount of 3.43% on a core earnings basis compared to non-pink sheet thrifts.

     FIGURE 38 - PRICING MULTIPLES OF MHC THRIFTS TO MHC PINK SHEET THRIFTS


                               [GRAPHIC OMITTED]


Sources:  SNL and FinPro Computations

As Figure 38 demonstrates, pink sheet MHC thrifts traded at a discount of 40.43% on a tangible book basis. Additionally, they traded at a discount of 18.98% on a core earnings basis compared to non-pink sheet MHC thrifts.

As the Bank is anticipated to initially trade "over-the-counter", a downward adjustment for this factor appears warranted, due to the low trading multiples for both pink sheet fully converted thrifts and MHC thrifts.

Conversion Valuation Appraisal Report                              Page:  1 - 49
================================================================================


    ---------------------------
     RECENT REGULATORY MATTERS
    ---------------------------


Regulatory matters influence the market for thrift conversions. Recently, the OTS has issued revised rules on conversions. The major emphasis of the revised rules is to make MHCs more attractive.

To that end, the OTS has the following significant advantage over the other regulatory agencies:

     > The OTS allows for dividend waivers without any dilution to the minority shareholders.

In addition, the OTS relaxed its repurchase restrictions after the first year, and allows for additional benefits to insiders when the minority issuance is less than 49.00%. Offsetting these factors is the OTS prohibition of mergers within three years of conversion.

Taken collectively, no adjustment for this factor is warranted.

Conversion Valuation Appraisal Report                              Page:  1 - 50
================================================================================


    ---------------------------
    MARKET FOR SEASONED THRIFT
             STOCKS
    ---------------------------


Trading  multiples  for all  public  thrifts as of May 9, 2003 are  provided  in
Exhibit 8. A common measure utilized as a proxy for the performance of the thrift industry is the SNL Thrift Index graphically shown below and tabularly shown on the following page:

                       FIGURE 39 - SNL THRIFT INDEX CHART


                                [GRAPHIC OMITTED]

Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 51
================================================================================

                        FIGURE 40 - HISTORICAL SNL INDEX

------------------------------------------------------------------------------------------------------------------------------------
                                            SNL THRIFT INDEX MONTHLY PERFORMANCE
                                              December 31, 1991 to May 9, 2003
------------------------------------------------------------------------------------------------------------------------------------
                SNL  % Change % Change % Change % Change  % Change % Change  % Change  % Change  % Change % Change % Change % Change
              Thrift Since      Since    Since    Since    Since     Since     Since     Since     Since    Since     Since    Since
     Date     Index  1/2/92     1/4/93   1/3/94  12/30/94  12/29/95 12/31/96  12/31/97  12/31/98 12/31/99 12/31/00 12/31/01 12/31/02
     ----     -----  ------     ------   ------  --------  -----------------  --------  --------------------------------------------
1992 Jan-92   143.9       -         -       -         -        -         -        -          -        -        -        -        -
     Feb-92   153.3    6.5%         -       -         -        -         -        -          -        -        -        -        -
     Mar-92   164.3   14.2%         -       -         -        -         -        -          -        -        -        -        -
     Apr-92   157.6    9.5%         -       -         -        -         -        -          -        -        -        -        -
     May-92   160.8   11.7%         -       -         -        -         -        -          -        -        -        -        -
     Jun-92   170.4   18.4%         -       -         -        -         -        -          -        -        -        -        -
     Jul-92   175.1   21.7%         -       -         -        -         -        -          -        -        -        -        -
     Aug-92   179.7   24.9%         -       -         -        -         -        -          -        -        -        -        -
     Sep-92   169.6   17.9%         -       -         -        -         -        -          -        -        -        -        -
     Oct-92   167.0   16.1%         -       -         -        -         -        -          -        -        -        -        -
     Nov-92   172.4   19.8%         -       -         -        -         -        -          -        -        -        -        -
     Dec-92   186.2   29.4%         -       -         -        -         -        -          -        -        -        -        -
1993 Jan-93   201.1   39.7%         -       -         -        -         -        -          -        -        -        -        -
     Feb-93   219.1   52.3%      9.0%       -         -        -         -        -          -        -        -        -        -
     Mar-93   221.1   53.6%      9.9%       -         -        -         -        -          -        -        -        -        -
     Apr-93   228.2   58.6%     13.5%       -         -        -         -        -          -        -        -        -        -
     May-93   215.9   50.0%      7.4%       -         -        -         -        -          -        -        -        -        -
     Jun-93   214.7   49.2%      6.8%       -         -        -         -        -          -        -        -        -        -
     Jul-93   220.5   53.2%      9.6%       -         -        -         -        -          -        -        -        -        -
     Aug-93   234.7   63.1%     16.7%       -         -        -         -        -          -        -        -        -        -
     Sep-93   246.7   71.4%     22.7%       -         -        -         -        -          -        -        -        -        -
     Oct-93   259.9   80.6%     29.2%       -         -        -         -        -          -        -        -        -        -
     Nov-93   258.6   79.7%     28.6%       -         -        -         -        -          -        -        -        -        -
     Dec-93   245.7   70.7%     22.2%       -         -        -         -        -          -        -        -        -        -
1994 Jan-94   252.5   75.5%     25.6%       -         -        -         -        -          -        -        -        -        -
     Feb-94   257.2   78.7%     27.9%    1.9%         -        -         -        -          -        -        -        -        -
     Mar-94   241.6   67.9%     20.1%   -4.3%         -        -         -        -          -        -        -        -        -
     Apr-94   247.5   72.0%     23.1%   -2.0%         -        -         -        -          -        -        -        -        -
     May-94   263.3   83.0%     30.9%    4.3%         -        -         -        -          -        -        -        -        -
     Jun-94   269.6   87.4%     34.1%    6.8%         -        -         -        -          -        -        -        -        -
     Jul-94   276.7   92.3%     37.6%    9.6%         -        -         -        -          -        -        -        -        -
     Aug-94   287.2   99.6%     42.8%   13.7%         -        -         -        -          -        -        -        -        -
     Sep-94   278.8   93.7%     38.6%   10.4%         -        -         -        -          -        -        -        -        -
     Oct-94   263.1   82.8%     30.8%    4.2%         -        -         -        -          -        -        -        -        -
     Nov-94   245.8   70.8%     22.2%   -2.7%         -        -         -        -          -        -        -        -        -
     Dec-94   244.7   70.0%     21.7%   -3.1%         -        -         -        -          -        -        -        -        -
1995 Jan-95   256.1   78.0%     27.3%    1.4%      4.7%        -         -        -          -        -        -        -        -
     Feb-95   277.0   92.5%     37.7%    9.7%     13.2%        -         -        -          -        -        -        -        -
     Mar-95   278.4   93.5%     38.4%   10.3%     13.8%        -         -        -          -        -        -        -        -
     Apr-95   295.4  105.3%     46.9%   17.0%     20.7%        -         -        -          -        -        -        -        -
     May-95   307.6  113.8%     53.0%   21.8%     25.7%        -         -        -          -        -        -        -        -
     Jun-95   313.5  117.9%     55.9%   24.2%     28.1%        -         -        -          -        -        -        -        -
     Jul-95   328.2  128.1%     63.2%   30.0%     34.1%        -         -        -          -        -        -        -        -
     Aug-95   355.5  147.0%     76.8%   40.8%     45.3%        -         -        -          -        -        -        -        -
     Sep-95   362.3  151.8%     80.2%   43.5%     48.1%        -         -        -          -        -        -        -        -
     Oct-95   354.1  146.1%     76.1%   40.2%     44.7%        -         -        -          -        -        -        -        -
     Nov-95   370.2  157.3%     84.1%   46.6%     51.3%        -         -        -          -        -        -        -        -
     Dec-95   376.5  161.6%     87.2%   49.1%     53.9%        -         -        -          -        -        -        -        -
1996 Jan-96   370.7  157.6%     84.3%   46.8%     51.5%    -1.5%         -        -          -        -        -        -        -
     Feb-96   373.6  159.6%     85.8%   48.0%     52.7%    -0.8%         -        -          -        -        -        -        -
     Mar-96   382.1  165.5%     90.0%   51.3%     56.2%     1.5%         -        -          -        -        -        -        -
     Apr-96   380.3  164.3%     89.1%   50.6%     55.4%     1.0%         -        -          -        -        -        -        -
     May-96   383.0  166.2%     90.5%   51.7%     56.5%     1.7%         -        -          -        -        -        -        -
     Jun-96   387.2  169.1%     92.5%   53.3%     58.2%     2.8%         -        -          -        -        -        -        -
     Jul-96   389.9  171.0%     93.9%   54.4%     59.3%     3.6%         -        -          -        -        -        -        -
     Aug-96   408.3  183.7%    103.0%   61.7%     66.9%     8.4%         -        -          -        -        -        -        -
     Sep-96   429.3  198.3%    113.5%   70.0%     75.4%    14.0%         -        -          -        -        -        -        -
     Oct-96   456.7  217.4%    127.1%   80.9%     86.6%    21.3%         -        -          -        -        -        -        -
     Nov-96   485.8  237.6%    141.6%   92.4%     98.5%    29.0%         -        -          -        -        -        -        -
     Dec-96   483.6  236.1%    140.5%   91.5%     97.6%    28.4%         -        -          -        -        -        -        -
1997 Jan-97   520.1  261.4%    158.6%  106.0%    112.5%    38.1%      7.5%        -          -        -        -        -        -
     Feb-97   563.1  291.3%    180.0%  123.0%    130.1%    49.6%     16.4%        -          -        -        -        -        -
     Mar-97   527.7  266.7%    162.4%  109.0%    115.7%    40.2%      9.1%        -          -        -        -        -        -
     Apr-97   537.2  273.3%    167.1%  112.8%    119.5%    42.7%     11.1%        -          -        -        -        -        -
     May-97   577.9  301.6%    187.4%  128.9%    136.2%    53.5%     19.5%        -          -        -        -        -        -
     Jun-97   624.5  334.0%    210.5%  147.3%    155.2%    65.9%     29.1%        -          -        -        -        -        -
     Jul-97   684.5  375.7%    240.4%  171.1%    179.7%    81.8%     41.5%        -          -        -        -        -        -
     Aug-97   664.6  361.8%    230.5%  163.2%    171.6%    76.5%     37.4%        -          -        -        -        -        -
     Sep-97   737.5  412.5%    266.7%  192.1%    201.4%    95.9%     52.5%        -          -        -        -        -        -
     Oct-97   752.4  422.9%    274.1%  198.0%    207.5%    99.8%     55.6%        -          -        -        -        -        -
     Nov-97   767.4  433.3%    281.6%  203.9%    213.6%   103.8%     58.7%        -          -        -        -        -        -
     Dec-97   814.1  465.7%    304.8%  222.4%    232.7%   116.2%     68.3%        -          -        -        -        -        -

Conversion Valuation Appraisal Report                              Page:  1 - 52
================================================================================

1998 Jan-98   768.3  433.9%    282.0%  204.3%    214.0%   104.1%     58.9%     -5.6%         -        -        -        -        -
     Feb-98   818.7  468.9%    307.1%  224.2%    234.6%   117.5%     69.3%      0.6%         -        -        -        -        -
     Mar-98   869.3  504.1%    332.3%  244.3%    255.3%   130.9%     79.8%      6.8%         -        -        -        -        -
     Apr-98   882.1  513.0%    338.6%  249.3%    260.5%   134.3%     82.4%      8.4%         -        -        -        -        -
     May-98   867.4  502.8%    331.3%  243.5%    254.5%   130.4%     79.4%      6.5%         -        -        -        -        -
     Jun-98   833.5  479.2%    314.5%  230.1%    240.6%   121.4%     72.4%      2.4%         -        -        -        -        -
     Jul-98   783.7  444.6%    289.7%  210.4%    220.3%   108.2%     62.1%     -3.7%         -        -        -        -        -
     Aug-98   598.6  316.0%    197.7%  137.1%    144.6%    59.0%     23.8%    -26.5%         -        -        -        -        -
     Sep-98   784.2  445.0%    290.0%  210.6%    220.5%   108.3%     62.2%     -3.7%         -        -        -        -        -
     Oct-98   676.3  370.0%    236.3%  167.8%    176.4%    79.6%     39.8%    -16.9%         -        -        -        -        -
     Nov-98   710.6  393.8%    253.4%  181.4%    190.4%    88.7%     46.9%    -12.7%         -        -        -        -        -
     Dec-98   705.9  390.5%    251.0%  179.6%    188.5%    87.5%     46.0%    -13.3%         -        -        -        -        -
1999  Jan-99   715.4  397.2%    255.7%  183.3%    192.4%    90.0%     47.9%    -12.1%       1.3%       -        -        -        -
      Feb-99   695.4  383.3%    245.8%  175.4%    184.2%    84.7%     43.8%    -14.6%      -1.5%       -        -        -        -
      Mar-99   707.6  391.7%    251.9%  180.2%    189.2%    87.9%     46.3%    -13.1%       0.2%       -        -        -        -
      Apr-99   743.0  416.3%    269.5%  194.3%    203.6%    97.3%     53.6%     -8.7%       5.3%       -        -        -        -
      May-99   707.2  391.5%    251.7%  180.1%    189.0%    87.8%     46.2%    -13.1%       0.2%       -        -        -        -
      Jun-99   695.6  383.4%    245.9%  175.5%    184.3%    84.8%     43.8%    -14.6%      -1.5%       -        -        -        -
      Jul-99   676.3  370.0%    236.3%  167.8%    176.4%    79.6%     39.8%    -16.9%      -4.2%       -        -        -        -
      Aug-99   632.2  339.3%    214.4%  150.4%    158.4%    67.9%     30.7%    -22.3%     -10.4%       -        -        -        -
      Sep-99   609.2  323.3%    202.9%  141.2%    148.9%    61.8%     26.0%    -25.2%     -13.7%       -        -        -        -
      Oct-99   662.4  360.3%    229.4%  162.3%    170.7%    75.9%     37.0%    -18.6%      -6.2%       -        -        -        -
      Nov-99   607.3  322.0%    202.0%  140.5%    148.2%    61.3%     25.6%    -25.4%     -14.0%       -        -        -        -
      Dec-99   562.4  290.8%    179.7%  122.7%    129.8%    49.4%     16.3%    -30.9%     -20.3%       -        -        -        -
2000  Jan-00   529.6   268.0%   163.4%  109.7%    116.4%    40.7%      9.5%    -34.9%     -25.0%   -5.83%       -        -        -
      Feb-00   487.0   238.4%   142.2%   92.9%     99.0%    29.3%      0.7%    -40.2%     -31.0%  -13.41%       -        -        -
      Mar-00   530.0   268.3%   163.6%  109.9%    116.6%    40.8%      9.6%    -34.9%     -24.9%   -5.76%       -        -        -
      Apr-00   552.7   284.1%   174.8%  118.9%    125.9%    46.8%     14.3%    -32.1%     -21.7%   -1.72%       -        -        -
      May-00   563.2   291.4%   180.1%  123.0%    130.2%    49.6%     16.5%    -30.8%     -20.2%    0.14%       -        -        -
      Jun-00   571.7   297.3%   184.3%  126.4%    133.6%    51.8%     18.2%    -29.8%     -19.0%    1.65%       -        -        -
      Jul-00   606.3   321.3%   201.5%  140.1%    147.8%    61.0%     25.4%    -25.5%     -14.1%    7.81%       -        -        -
      Aug-00   654.3   354.7%   225.4%  159.1%    167.4%    73.8%     35.3%    -19.6%      -7.3%   16.34%       -        -        -
      Sep-00   718.3   399.2%   257.2%  184.5%    193.5%    90.8%     48.5%    -11.8%       1.8%   27.72%       -        -        -
      Oct-00   739.0   413.6%   267.5%  192.7%    202.0%    96.3%     52.8%     -9.2%       4.7%   31.40%       -        -        -
      Nov-00   751.1   422.0%   273.5%  197.5%    206.9%    99.5%     55.3%     -7.7%       6.4%   33.55%       -        -        -
      Dec-00   874.3   507.6%   334.8%  246.3%    257.3%   132.2%     80.8%      7.4%      23.9%   55.46%       -        -        -
2001  Jan-01   825.1   473.4%   310.3%  226.8%    237.2%   119.2%     70.6%      1.4%      16.9%   46.71%  -5.63%        -        -
      Feb-01   850.7   491.2%   323.0%  236.9%    247.7%   125.9%     75.9%      4.5%      20.5%   51.26%  -2.70%        -        -
      Mar-01   885.2   515.1%   340.2%  250.6%    261.7%   135.1%     83.0%      8.7%      25.4%   57.39%   1.24%        -        -
      Apr-01   875.3   508.3%   335.3%  246.7%    257.7%   132.5%     81.0%      7.5%      24.0%   55.64%   0.11%        -        -
      May-01   919.5   539.0%   357.2%  264.2%    275.8%   144.2%     90.1%     12.9%      30.3%   63.50%   5.17%        -        -
      Jun-01   964.5   570.3%   379.6%  282.0%    294.2%   156.2%     99.4%     18.5%      36.6%   71.50%  10.32%        -        -
      Jul-01  1020.9   609.5%   407.7%  304.3%    317.2%   171.2%    111.1%     25.4%      44.6%   81.53%  16.77%        -        -
      Aug-01   960.4   567.4%   377.6%  280.4%    292.5%   155.1%     98.6%     18.0%      36.1%   70.77%   9.85%        -        -
      Sep-01   953.9   562.9%   374.3%  277.8%    289.8%   153.3%     97.2%     17.2%      35.1%   69.61%   9.10%        -        -
      Oct-01   851.6   491.8%   323.5%  237.3%    248.0%   126.2%     76.1%      4.6%      20.6%   51.42%  -2.60%        -        -
      Nov-01   915.7   536.3%   355.3%  262.7%    274.2%   143.2%     89.4%     12.5%      29.7%   62.82%   4.74%        -        -
      Dec-01   918.2   538.1%   356.6%  263.6%    275.2%   143.9%     89.9%     12.8%      30.1%   63.26%   5.02%        -        -
2002  Jan-02   982.4   582.7%   388.5%  289.1%    301.5%   160.9%    103.1%     20.7%      39.2%   74.68%  12.36%    6.99%        -
      Feb-02   985.2   584.6%   389.9%  290.2%    302.6%   161.7%    103.7%     21.0%      39.6%   75.18%  12.68%    7.30%        -
      Mar-02  1006.7   599.6%   400.6%  298.7%    311.4%   167.4%    108.2%     23.7%      42.6%   79.00%  15.14%    9.64%        -
      Apr-02  1117.8   676.8%   455.8%  342.7%    356.8%   196.9%    131.1%     37.3%      58.4%   98.76%  27.85%   21.74%        -
      May-02  1150.1   699.2%   471.9%  355.5%    370.0%   205.5%    137.8%     41.3%      62.9%  104.50%  31.55%   25.26%        -
      Jun-02  1123.0   680.4%   458.4%  344.8%    358.9%   198.3%    132.2%     37.9%      59.1%   99.68%  28.45%   22.30%        -
      Jul-02  1079.6   650.2%   436.8%  327.6%    341.2%   186.7%    123.2%     32.6%      52.9%   91.96%  23.48%   17.58%        -
      Aug-02  1113.8   674.0%   453.9%  341.1%    355.2%   195.8%    130.3%     36.8%      57.8%   98.04%  27.39%   21.30%        -
      Sep-02   984.7   584.3%   389.7%  290.0%    302.4%   161.5%    103.6%     21.0%      39.5%   75.09%  12.63%    7.24%        -
      Oct-03  1060.5   637.0%   427.3%  320.0%    333.4%   181.7%    119.3%     30.3%      50.2%   88.57%  21.30%   15.50%        -
      Nov-02  1077.5   648.8%   435.8%  326.7%    340.3%   186.2%    122.8%     32.4%      52.6%   91.59%  23.24%   17.35%        -
      Dec-02  1079.9   650.5%   437.0%  327.7%    341.3%   186.8%    123.3%     32.6%      53.0%   92.02%  23.52%   17.61%        -
2003  Jan-03  1070.3   643.8%   432.2%  323.9%    337.4%   184.3%    121.3%     31.5%      51.6%   90.31%  22.42%   16.57%   -0.89%
      Feb-03  1081.3   651.4%   437.7%  328.2%    341.9%   187.2%    123.6%     32.8%      53.2%   92.27%  23.68%   17.76%    0.13%
      Mar-03  1106.3   668.8%   450.1%  338.1%    352.1%   193.8%    128.8%     35.9%      56.7%   96.71%  26.54%   20.49%    2.44%
      Apr-03  1188.0   725.6%   490.8%  370.5%    385.5%   215.5%    145.7%     45.9%      68.3%  111.24%  35.88%   29.38%   10.01%
      May-03  1223.0   749.9%   508.2%  384.4%    399.8%   224.8%    152.9%     50.2%      73.3%  117.46%  39.88%   33.19%   13.25%

Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 53
================================================================================


                           FIGURE 41 - EQUITY INDICES


                                [GRAPHIC OMITTED]

Source:  SNL Securities

As the preceding figures demonstrate, the SNL Thrift Index materially diverged from the S&P 500 and DJIA during the late 1998 to early 2000 period, reflecting the investment community's apparent disfavor with thrift stocks during that time period. However, during 2000, 2001 and 2002, the SNL thrift index substantially outperformed the S&P and DJIA.

Conversion Valuation Appraisal Report                              Page:  1 - 54
================================================================================


                      FIGURE 42 - HISTORICAL MARKET INDICES

    06/30/94                 269.6           444.3        3,625.0
    12/30/94                 244.7           459.3        3,834.4
    06/30/95                 313.5           544.8        4,556.1
    12/29/95                 376.5           615.9        5,117.1
    06/28/96                 387.2           670.6        5,654.6
    12/31/96                 483.6           740.7        6,448.3
    06/30/97                 624.5           885.2        7,672.8
    12/30/97                 814.1           970.4        7,908.3
    06/30/98                 833.5         1,133.8        8,952.0
    12/31/98                 705.9         1,229.2        9,181.4
    06/30/99                 695.6         1,372.7       10,970.8
    12/31/99                 562.4         1,469.3       11,497.1
    06/30/00                 571.7         1,457.0       10,614.1
    12/31/00                 874.3         1,320.0       10,788.0
    06/30/01                 964.5         1,224.4       10,502.4
    12/31/01                 918.2         1,137.1        9,894.8
    06/28/02               1,123.0           989.8        9,243.3
    12/31/02               1,079.9           879.4        8,341.6
    05/09/03               1,223.0           933.4        8,604.6
------------------------------------------------------------------


Source: SNL Securities

As Figures 40, 41 and 42 illustrate, the performance of the SNL index was robust through 1994, 1995, 1996, 1997 and the first half of 1998. The dip in the index, occurring in late 1994, was the product of the interest rate rise during that period along with the overall uneasiness in the stock market in general. In August and October 1998, the indices experienced a dramatic drop in value. In 2001, the SNL Thrift Index rebounded due to the rapidly decreasing rate environment. The S&P 500 Index and the Dow Jones Industrial Average lost 22.66% and 15.70%, respectively, during 2002, however the SNL Thrift Index increased 17.61% over the same time period. During this timeframe, investor preference shifted from a growth to a value orientation. During 2003, the SNL Thrift Index continues to outperform, however, the gap has narrowed.

Conversion Valuation Appraisal Report                              Page:  1 - 55
================================================================================


                          FIGURE 43 - HISTORICAL RATES

                                [GRAPHIC OMITTED]

Source:  Federal Reserve Bank of New York

As the Figures 41 and 43 demonstrate, the rate rise in late 1994 correlates closely to the fall in thrift prices. The drop in rates in 1995 was one of the primary drivers of the rapid rise in the SNL Thrift Index. Likewise the drop in interest rates during 2001, lead to rising thrift values while the broader market declined. Rates are at the low point in the cycle however, and the economic news continues to be schizophrenic. No adjustment for this measure is warranted as the Comparables and the Bank will both be affected by the changes in the market for thrift stocks.

Conversion Valuation Appraisal Report                              Page:  1 - 56
================================================================================


    ---------------------------
        ACQUISITION MARKET
    ---------------------------


The  following  chart  illustrates  that   acquisitions  have  dwindled.   Lower
acquisition pricing multiples reduced the incentive for potential targets to sell. Additionally, the pool of potential targets is declining.

                FIGURE 44 - DEALS FOR LAST THIRTY-THREE QUARTERS


                                [GRAPHIC OMITTED]

Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 57
================================================================================


In general, deal multiples have declined between 1999 and 2000. However, multiples have trended upward during 2001 and 2002.

                           FIGURE 45 - DEAL MULTIPLES

-----------------------------------------------------------------------------------------------
Median Price to LTM Earnings                   1999      2000      2001      2002      2003 YTD
Thrifts - Nationwide                           24.0      20.0      28.0      25.9        19.9
Thrifts - Mid Atlantic                         27.6      27.5      26.8      52.4         NM
Thrifts - Deal Values $10 - $50 Million        23.9      20.1      24.9      26.1        48.0
Average Price to Book                          1999      2000      2001      2002      2003 YTD
Thrifts - Nationwide                          185.3     142.5     160.8     161.8       177.0
Thrifts - Mid Atlantic                        166.3     140.7     174.2     184.9       142.8
Thrifts - Deal Values $10 - $50 Million       162.7     136.4     152.6     158.2       120.5
Average Price to Tangible Book                 1999      2000      2001      2002      2003 YTD
Thrifts - Nationwide                          191.5     148.8     166.2     169.3       177.2
Thrifts - Mid Atlantic                        179.1     152.5     194.1     199.4       142.8
Thrifts - Deal Values $10 - $50 Million       165.3     138.1     152.6     164.4       120.5
Median Core Deposit Premium                    1999      2000      2001      2002      2003 YTD
Thrifts - Nationwide                           11.3      7.5       7.0       8.6         10.3
Thrifts - Mid Atlantic                         11.5      7.4       6.8       11.4        6.6
Thrifts - Deal Values $10 - $50 Million        10.6      6.9       7.5       7.5         7.2
-----------------------------------------------------------------------------------------------


Source:  SNL Securities

Five thrift acquisitions have occurred in New Jersey since January 1, 2001. One of the deals was a mutual merger and three were "remutualizations".

          FIGURE 46 -NEW JERSEY THRIFT DEALS SINCE ANNOUNCED AFTER 2000

                                                                     Deal Value Price/ LTM EPS  Price/ Book  Tang Book Core Deposits
                                                 Target              Announced      Announced    Announced  Announced     Announced
Buyer Name        Target Name                    State     Announced       ($M)            (x)          (%)        (%)           (%)
------------------------------------------------------------------------------------------------------------------------------------
Kearny, MHC       Pulaski Bancorp, Inc. (MHC)    NJ       01/10/2002      27.5             NM       253.27     253.27         23.60
Kearny, MHC       West Essex Bancorp Inc.,(MHC)  NJ       09/11/2002      72.2          52.39       334.60     356.71         60.83
NSB Holding Corp. Liberty Bancorp, Inc. (MHC)    NJ       05/16/2002      34.6             NM       276.62     276.62         25.15
Oritani Financial
  Corp., M.H.C.   Hamilton Bancorp, MHC          NJ       10/18/2001        NA             NA           NA         NA            NA
Pacific Mutual
  Holding Company College Savings Bank           NJ       10/17/2001        NA             NA           NA         NA            NA

Source:  SNL Securities

The Comparable Group has been screened in an attempt to eliminate stocks with speculation included in their pricing. Additionally, the OTS is currently enforcing the three-year prohibition on mergers following a mutual-to-stock conversion. As such, no adjustment is required for this factor.

Conversion Valuation Appraisal Report                              Page:  1 - 58
================================================================================


    ---------------------------
      ADJUSTMENTS TO VALUE IN
     RELATION TO HE COMPARABLE
               GROUP
    ---------------------------


Overall,  FinPro  believes  that the Bank  pro  forma  market  value  should  be
discounted   relative  to  the  Comparable   Group,   reflecting  the  following
adjustments.

Key Valuation Parameters                                    Valuation Adjustment
----------------------------------------------------------- -------------------

Balance Sheet Strength                                       No Adjustment

Asset Quality                                                Slight Downward

Earnings Quality, Predictability and Growth                  Downward

Dividends                                                    No Adjustment

Liquidity of the Issue                                       Downward

Recent Regulatory Matters                                    No Adjustment

Market for Seasoned Thrift Stocks                            No Adjustment

Acquisition Market                                           No Adjustment

Conversion Valuation Appraisal Report                              Page:  1 - 59
================================================================================


5.  Other Factors

    ---------------------------
            MANAGEMENT
    ---------------------------


The Bank has developed a good management team with considerable banking experience. The Bank's organizational chart is reasonable for an institution of its size and complexity. The Board is active and oversees and advises on all key strategic and policy decisions and holds the management to high performance standards.

As such, no adjustment appears to be warranted for this factor.

Conversion Valuation Appraisal Report                              Page:  1 - 60
================================================================================


    ---------------------------
            MARKET AREA
    ---------------------------


The market area that an institution serves has a significant impact on value, as future success is interrelated with the economic, demographic and competitive aspects of the market. The location of an institution will have an impact on the trading value of an institution, as many analysts compare the pricing of institutions relative to a state or regional multiples in investor presentations. Furthermore, many investors like to invest in organizations that can be easily followed through the local newspapers and "word-of-mouth", and the sophistication and financial resources vary from state to state.

Specifics  on the Bank's  markets  were  delineated  in Section 2 - Market  Area
Analysis. The following figure compares the demographic data for the county serviced by the Bank, to the county data of the Comparable Group members.

                       FIGURE 47 - COUNTY DEMOGRAPHIC DATA


                                [GRAPHIC OMITTED]

Source:  SNL Securities, FinPro calculations

Essex County has grown slower than the Comparable Group's markets. The Bank's markets have higher levels of income.

Conversion Valuation Appraisal Report                              Page:  1 - 61
================================================================================


The following figure displays the recent performance of each of the Bank's and the Comparable Group's branches.

                         FIGURE 48 - BRANCH PERFORMANCE

                                [GRAPHIC OMITTED]

Conversion Valuation Appraisal Report                              Page:  1 - 62
================================================================================



                                [GRAPHIC OMITTED]

Source:  SNL Securities, FinPro calculations

The following figure displays branch performances on a county level.

                    FIGURE 49 - BRANCH PERFORMANCE BY COUNTY

------------------------------------------------------------------------------------------------------------------------------------
                                                                Deposit
                                               Branches  Avg.   Growth
                                                of      Branch  06/98-      Deposits    Deposits   Deposits     Deposits   Deposits
      Holding Company             County       Number    Size   06/02        06/02       06/01      06/00         6/99       06/98
------------------------------------------------------------------------------------------------------------------------------------
Alliance Bncp of New England      Tolland         8   $ 38,100  $ 78,679   $ 304,802   $ 292,790  $ 254,948   $ 249,632  $ 226,123
Alliance Bncp of New England      Hartford        1     25,843    25,843      25,843      16,826     11,145           -          -
Central Bancorp Inc.              Middlesex       8     34,220    (7,097)    273,757     287,437    269,524     270,330    280,854
Elmira Savings Bank               Chemung         5     42,546    11,142     212,732     210,590    210,126     208,950    201,590
Elmira Savings Bank               Tioga           1     14,263     4,456      14,263      10,393     10,226      10,064      9,807
Hingham Instit. for Savings       Plymouth        4     52,475    48,519     209,900     197,874    185,669     172,502    161,381
Hingham Instit. for Savings       Norfolk         2     23,549    37,583      47,098      39,596     32,975      15,442      9,515
Independence Federal Svgs Bank    Washington      4     45,295   (18,896)    181,180     172,806    176,282     197,394    200,076
Independence Federal Svgs Bank    Montgomery      1     26,842    26,842      26,842      27,071     19,637      12,600          -
Laurel Capital Group Inc.         Allegheny       7     32,462    41,253     227,237     211,697    199,387     189,919    185,984
Laurel Capital Group Inc.         Butler          1     44,150    11,676      44,150      41,626     38,493      36,319     32,474
LSB Corp.                         Essex           6     46,467    21,112     278,800     281,773    254,362     250,598    257,688
Mystic Financial Inc.             Middlesex       6     44,722   122,715     268,332     225,641    195,035     161,023    145,617
New Hampshire Thrift Bncshrs      Sullivan        4     37,728    23,611     150,913     147,834    137,121     127,634    127,302
New Hampshire Thrift Bncshrs      Merrimack       5     32,261     1,277     161,307     161,187    157,932     165,554    160,030
New Hampshire Thrift Bncshrs      Grafton         4     22,500     8,295      90,001      90,310     82,235      79,231     81,706
New Hampshire Thrift Bncshrs      Hillsborough    1     12,002     5,871      12,002      10,521      8,341       6,866      6,131
Northeast Bancorp                 Cumberland      2     36,312    14,064      72,624      63,728     61,383      60,679     58,560
Northeast Bancorp                 Sagadahoc       1      8,240     1,883       8,240       7,876      7,071       6,987      6,357
Northeast Bancorp                 Androscoggin    4     27,254    67,787     109,014      98,250    100,128      64,929     41,227
Northeast Bancorp                 Oxford          3     26,647    20,900      79,941      71,890     65,238      61,779     59,041
Northeast Bancorp                 Kennebec        1     34,065    13,855      34,065      32,524     26,468      25,123     20,210
PHSB Financial Corp.              Beaver          9     22,103    40,241     198,924     182,588    177,693     165,580    158,683
PHSB Financial Corp.              Lawrence        1     20,047       937      20,047      19,616     19,810      20,425     19,110
Pittsburgh Financial Corp.        Allegheny       6     19,168    32,295     115,009     122,693    105,160      87,009     82,714
Pittsburgh Financial Corp.        Butler          1     59,641      (605)     59,641      63,667     61,352      61,766     60,246
WVS Financial Corp.               Allegheny       4     39,234     8,456     156,935     158,903    152,219     151,257    148,479
WVS Financial Corp.               Butler          1     26,950     1,729      26,950      25,914     25,541      25,253     25,221

------------------------------------------------------------------------------------------------------------------------------------
Comparable Median                                 4     32,362    13,960      99,508      94,280     91,182      72,080     70,976

------------------------------------------------------------------------------------------------------------------------------------

American Savings, MHC             Essex           2    121,396   100,645     242,791     175,393    157,020     151,464    142,146

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   %
                                                                         County  Increase
                                                                         Market  in Dep
                                                                         Share   06/98 -Deposits Deposits Deposits Deposits Deposits
 Holding Company  Branch Address      City        State    County        06/02   06/02    06/02     06/01   06/00    06/99     06/98
------------------------------------------------------------------------------------------------------------------------------------
Alliance Bncp
  of New England 215 Merrow Rd        Tolland        CT    Tolland        7.00%  100.00%         0       0       0   38,956  38,688
Alliance Bncp
  of New England 252 W Main St        Stafford       CT    Tolland        1.88%    5.77%    31,732  31,954  30,101   30,072  30,000
Alliance Bncp                           Springs
  of New England 348 Hartford Tpke    Vernon         CT    Tolland        5.09%   24.71%    85,821  95,526  77,912   77,330  68,815
Alliance Bncp
  of New England 287 Somers Rd        Ellington      CT    Tolland        2.16%   24.40%    36,362  32,822  31,033   31,556  29,231
Alliance Bncp
  of New England Merrow Rd - Rt 195   Tolland        CT    Tolland        3.16%  908.89%    53,350  50,751  47,879    7,493   5,288
Alliance Bncp
  of New England Rts 44a & 31         Coventry       CT    Tolland        2.08%   17.04%    35,125  33,326  30,786   31,219  30,011
Alliance Bncp
  of New England Rt 74 Phelps Way     Willington     CT    Tolland        1.60%   11.98%    26,976  26,701  24,810   25,060  24,090
Alliance Bncp
  of New England 31 Main St           Hebron         CT    Tolland        1.51%       NA    25,493  14,394  10,140    7,946       0
Alliance Bncp
  of New England 62 Hyde Ave Rt 30    Vernon         CT    Tolland        0.59%       NA     9,943   7,316   2,287        0       0
Alliance Bncp                           Rockville
  of New England 1665 Ellington Rd    South Windsor  CT    Hartford       0.14%       NA    25,843  16,826  11,145        0       0
Central Bancorp
  Inc.           198 Lexington St     Woburn         MA    Middlesex      0.10%    4.33%    30,739  29,464  29,896   29,307  29,464
Central Bancorp
  Inc.           85 Wilmington Rd     Burlington     MA    Middlesex      0.08%   23.79%    24,876  24,823  21,453   18,936  20,095
Central Bancorp
  Inc.           1192 Boylston St     Chestnut Hill  MA    Middlesex      0.06%  -31.90%    19,912  23,169  24,143   26,193  29,238
Central Bancorp
  Inc.           137 Pleasant St      Malden         MA    Middlesex      0.04%  -35.52%    13,659  15,362  14,576   16,889  21,184
Central Bancorp
  Inc.           175 Broadway         Arlington      MA    Middlesex      0.09%    1.89%    29,609  31,102  28,940   28,653  29,061
Central Bancorp
  Inc.           17 Innerbelt Rd      Somerville     MA    Middlesex      0.00%       NA        21       3       0        0       0
Central Bancorp
  Inc.           846 Main St          Melrose        MA    Middlesex      0.12%    0.95%    37,678  41,841  38,836   36,917  37,325
Central Bancorp
  Inc.           20 N St 60           Boston         MA    Suffolk        0.00%       NA         0       0       0        0       0
Central Bancorp
  Inc.           333 N Ave            Wakefield      MA    Middlesex      0.00%       NA         0       0       0        0       0
Central Bancorp
  Inc.           275 Main St          Woburn         MA    Middlesex      0.18%   -2.20%    57,531  62,015  59,981   60,579  58,827
Central Bancorp
  Inc.           399 Highland Ave     Somerville     MA    Middlesex      0.19%    7.32%    59,732  59,658  51,699   52,856  55,660
Elmira Savings
  Bank           333 E Water St       Elmira         NY    Chemung        6.28%  -24.21%    68,125  70,527  75,377   76,251  89,882
Elmira Savings
  Bank           1102 Grand           Horseheads     NY    Chemung           NA   31.17%    57,580  55,942  53,536   52,609  43,897
Elmira Savings     Central Ave
  Bank           136 Pennsylvania Ave Southport      NY    Chemung           NA   42.90%    42,904  39,959  39,292   40,050  30,023
Elmira Savings
  Bank           930 W Church St      Elmira         NY    Chemung           NA   12.22%    26,524  26,570  24,944   25,116  23,636
Elmira Savings
  Bank           1485 S Main St       Mansfield      PA    Tioga          3.01%   45.44%    14,263  10,393  10,226   10,064   9,807
Elmira Savings
  Bank           Rt 17 & Chambers Rd  Big Flats      NY    Chemung        1.62%   24.36%    17,599  17,592  16,977   14,924  14,152
Hingham Instit.
  for Savings    401 Nantasket Ave    Hull           MA    Plymouth       0.42%   38.36%    23,200  22,107  17,124   16,482  16,768
Hingham Instit.
  for Savings    13 Elm St            Cohasset       MA    Norfolk        0.14%  108.29%    19,819  16,437  12,239    9,681   9,515
Hingham Instit.
  for Savings    400 Gannett Rd       North Scituate MA    Plymouth       0.41%  101.15%    22,356  19,388  18,259   13,979  11,114
Hingham Instit.
  for Savings    Central St           Hingham        MA    Plymouth       0.00%       NA         0       0       0        0       0
Hingham Instit.
  for Savings    32 Pleasant St       South Weymouth MA    Norfolk        0.20%       NA    27,279  23,159  20,736    5,761       0
Hingham Instit.
  for Savings    37 Whiting St        South Hingham  MA    Plymouth       0.88%   30.22%    48,156  45,775  40,787   35,402  36,980
Hingham Instit.
  for Savings    55 Main St           Hingham        MA    Plymouth       2.12%   20.38%   116,188  10,604 109,499  106,639  96,519
Independence
  Federal
  Svgs Bank      1229 Connecticut     Washington     DC    Washington     0.61%  -10.43%    81,672  76,308  88,308   90,297  91,186
Independence     Ave Nw
  Federal
  Svgs Bank      1006-e St Nw         Washington     DC    Washington     0.27%   -0.71%    36,250  35,077  29,636   35,699  36,509
Independence
  Federal
  Svgs Bank      7711 Georgia Ave Nw  Washington     DC    Washington     0.26%   -9.85%    35,316  36,629  32,830   37,799  39,174
Independence
  Federal
  Svgs Bank      1020-19th St Nw      Washington     DC    Washington     0.21%  -15.86%    27,942  24,792  25,508   33,599  33,207
Independence
  Federal
  Svgs Bank      5530 Wisconsin Ave   Chevy Chase    MD    Montgomery     0.15%       NA    26,842  27,071  19,637   12,600       0
Laurel Capital
  Group Inc.     1801 Jancey St       Pittsburgh     PA    Allegheny      0.08%   38.48%    25,489  22,013  21,301   19,050  18,406
Laurel Capital
  Group Inc.     744 Little Deer      Russellton     PA    Allegheny      0.09%   25.51%    31,579  29,952  29,892   26,516  25,160
Laurel Capital     Creek Valley
  Group Inc.     2724 Harts Run Rd    Allison Park   PA    Allegheny      0.18%   28.06%    61,367  55,713  48,770   49,256  47,922
Laurel Capital
  Group Inc.     125 W Main St        Saxonburg      PA    Butler         2.04%   35.95%    44,150  41,626  38,493   36,319  32,474
Laurel Capital
  Group Inc.     363 Butler St        Etna           PA    Allegheny      0.08%    0.41%    26,428  24,885  25,218   25,063  26,319
Laurel Capital
  Group Inc.     1416 Mt Royal Blvd   Glenshaw       PA    Allegheny      0.12%   37.33%    39,309  35,542  32,701   29,444  28,624
Laurel Capital
  Group Inc.     5200 Butler St       Pittsburgh     PA    Allegheny      0.07%   -1.50%    25,074  25,454  24,976   25,869  25,456
Laurel Capital
  Group Inc.     900 Saxonburg Blvd   Pittsburgh     PA    Allegheny      0.05%   27.62%    17,991  18,138  16,529   14,721  14,097
LSB Corp.        20 Jackson St        Methuen        MA    Essex          0.72%    3.26%    95,086  91,053  86,123   88,006  92,084
LSB Corp.        148 Lowell St        Methuen        MA    Essex          0.38%   15.50%    49,866  52,661  46,464   42,922  43,174
LSB Corp.        342 N Main St        Andover        MA    Essex          0.21%   -3.53%    27,873  31,690  27,616   26,486  28,892
LSB Corp.        30 Massachusetts Ave North Andover  MA    Essex          0.62%   21.43%    81,401  82,662  71,971   68,634  67,037
LSB Corp.        Rt 2                 Methuen        MA    Essex          0.00%       NA         0       0       0        0       0
LSB Corp.        30 Massachusetts Ave North Andover  MA    Essex          0.02%       NA     2,476     604       0        0       0
LSB Corp.        300 Essex St         Lawrence       MA    Essex          0.17%  -16.61%    22,098  23,103  22,188   24,550  26,501
Mystic Financial
  Inc.           60 High St           Medford        MA    Middlesex      0.29%    2.25%    89,953  88,243  89,294   91,045  87,975
Mystic Financial
  Inc.           430 High St          Medford        MA    Middlesex      0.09%   14.58%    27,912  26,603  26,222   25,483  24,361
Mystic Financial
  Inc.           Winthrop St          Medford        MA    Middlesex      0.00%   20.77%     1,105   1,069     957      845     915
Mystic Financial
  Inc.           201 Salem St         Medford        MA    Middlesex      0.16%   56.42%    50,627  42,604  31,903   24,986  32,366
Mystic Financial
  Inc.           856                  Arlington      MA    Middlesex      0.07%       NA    21,064  15,053   6,357        0       0
Mystic Financial   Massachusetts Ave.
  Inc.           164 Great Rd         Bedford        MA    Middlesex      0.03%       NA     9,335       0       0        0       0
Mystic Financial
  Inc.           1793                 Lexington      MA    Middlesex      0.22%       NA    68,336  52,069  40,302   18,664       0
New Hampshire      Massachusetts Ave
  Thrift Bncshrs Main St              Bradford       NH    Merrimack      0.78%   20.80%    14,533  13,379  12,663   12,657  12,031
New Hampshire
  Thrift Bncshrs Rt 11                Sunapee        NH    Sullivan       5.38%   42.02%    30,884  27,888  27,537   24,054  21,746
New Hampshire
  Thrift Bncshrs Guild Rd             Newport        NH    Sullivan       0.08%   -6.25%       435     420     642      546     464
New Hampshire
  Thrift Bncshrs Rt 10                Grantham       NH    Sullivan       4.82%   40.23%    27,638  26,315  23,527   20,129  19,709
New Hampshire
  Thrift Bncshrs Newport Rd           New London     NH    Merrimack      2.96%   22.44%    55,098  58,205  54,905   47,268  45,001
New Hampshire
  Thrift Bncshrs Hanover St           Lebanon        NH    Grafton        1.97%  -11.99%    27,726  26,130  25,625   29,520  31,505
New Hampshire
  Thrift Bncshrs Jct Rts 11 & 4a      Andover        NH    Merrimack      0.00%  100.00%         0       0       0    3,993   3,602
New Hampshire
  Thrift Bncshrs 15 Antrim Rd         Hillsboro      NH    Hillsborough   0.22%   95.76%    12,002  10,521   8,341    6,866   6,131
New Hampshire
  Thrift Bncshrs 83 Main St           West Lebanon   NH    Grafton        1.46%   39.53%    20,506  21,106  17,739   16,263  14,697
New Hampshire
  Thrift Bncshrs 150 Main St          New London     NH    Merrimack      3.66%  -21.18%    68,009  67,667  71,330   86,272  86,283
New Hampshire
  Thrift Bncshrs Heater Rd            Lebanon        NH    Grafton        1.88%  -20.80%    26,466  29,610  28,299   28,178  33,416
New Hampshire
  Thrift Bncshrs Main St              Putnam         CT    Windham        0.00%       NA         0       0       0        0       0
New Hampshire
  Thrift Bncshrs Rt 103s Lake         Newbury        NH    Merrimack      0.30%   31.07%     5,543   4,655   4,846    4,704   4,229
New Hampshire      Sunapee Trading
  Thrift Bncshrs 6 Lawrence St        Andover        NH    Merrimack      0.97%  104.01%    18,124  17,281  14,188   10,660   8,884
New Hampshire
  Thrift Bncshrs 12 Centerra Pkwy     Lebanon        NH    Grafton        1.09%  632.90%    15,303  13,464  10,572    5,269   2,088
New Hampshire      Ste 10
  Thrift Bncshrs One Maple St         Hanover        NH    Grafton        0.00%       NA         0       0       0        1       0
New Hampshire
  Thrift Bncshrs  9 Main St            Newport        NH    Sullivan      16.02%    7.70%    91,956  93,211  85,415   82,905  85,383
Northeast Bancorp 186 Maine St         Brunswick      ME    Cumberland     1.59%   22.16%    61,785  54,396  52,539   52,298  50,576
Northeast Bancorp Main St              Richmond       ME    Sagadahoc      3.24%   29.62%     8,240   7,876   7,071    6,987   6,357
Northeast Bancorp 698 Lisbon Rd        Lisbon Falls   ME    Androscoggin   1.01%   21.52%    10,295  10,673  10,004    9,101   8,472
Northeast Bancorp 11 Main St           Bethel         ME    Oxford         8.06%   17.36%    42,127  38,986  35,254   35,530  35,897
Northeast Bancorp Main St              Harrison       ME    Cumberland     0.28%   35.76%    10,839   9,332   8,844    8,381   7,984
Northeast Bancorp 1 Bangor St          Augusta        ME    Kennebec       0.00% -100.00%         0       0       0   12,052  12,367
Northeast Bancorp 235 Western Ave      Augusta        ME    Kennebec       2.63%  334.34%    34,065  32,524  26,468   13,071   7,843
Northeast Bancorp 26 Pleasant St       Mechanic Falls ME    Androscoggin   1.15%   18.39%    11,735  11,314   9,885   10,978   9,912
Northeast Bancorp Depot St             Buckfield      ME    Oxford         2.83%   68.10%    14,789  13,028  11,342    9,958   8,798
Northeast Bancorp 232 Center St        Auburn         ME    Androscoggin   5.79%  158.61%    59,075  60,218  67,303   42,191  22,843
Northeast Bancorp 882 Lisbon St        Lewiston       ME    Androscoggin   2.73%       NA    27,909  16,045  12,936    2,659       0
Northeast Bancorp 77 Middle St         Portland       ME    Cumberland     0.00%       NA         0       0       0        0       0
Northeast Bancorp Main St              South Paris    ME    Oxford         4.40%   60.50%    23,025  19,876  18,642   16,291  14,346
PHSB Financial
  Corp.           2521 Darlington Rd   Beaver Falls   PA    Beaver         2.31%   31.69%    44,453  41,788  39,255   35,677  33,756
PHSB Financial
  Corp.           2293 Broadhead Rd    Aliquippa      PA    Beaver         1.41%   20.13%    27,137  25,314  25,263   23,691  22,590
PHSB Financial
  Corp.           701 Corporation St   Beaver         PA    Beaver         1.50%   56.69%    28,906  25,794  22,912   19,934  18,448
PHSB Financial
  Corp.           1555 Beaver Rd       Baden          PA    Beaver         1.18%   22.79%    22,741  21,196  21,289   20,217  18,520
PHSB Financial
  Corp.           229 Brighton Ave     Rochester      PA    Beaver         0.50%    6.31%     9,682   8,410   9,361    8,970   9,107
PHSB Financial
  Corp.           1427 7th Ave         Beaver Falls   PA    Beaver         1.53%   -0.18%    29,491  28,772  29,214   28,721  29,544
PHSB Financial
  Corp.           233 2nd St           Darlington     PA    Beaver         0.54%   83.73%    10,456   9,531   8,382    6,961   5,691
PHSB Financial
  Corp.           800 3rd Ave          New Brighton   PA    Beaver         1.15%    5.37%    22,157  21,783  22,017   21,409  21,027
PHSB Financial
  Corp.           101 Golfview Dr      Monaca         PA    Beaver         0.20%       NA     3,901       0       0        0       0
PHSB Financial
  Corp.           632 Lawrence Ave     Ellwood City   PA    Lawrence       1.30%    4.90%    20,047  19,616  19,810   20,425  19,110
Pittsburgh
  Financial Corp. 2905 W Liberty Ave   Pittsburgh     PA    Allegheny      0.05%   35.31%    15,818  16,801  15,330   14,241  11,690
Pittsburgh
  Financial Corp. 225 Ross St          Pittsburgh     PA    Allegheny      0.00% -100.00%         0   4,156  41,973   32,937  34,929
Pittsburgh
  Financial Corp. 100 N Main St        Butler         PA    Butler         2.75%   -1.00%    59,641  63,667  61,352   61,766  60,246
Pittsburgh
  Financial Corp. 274 N Craig St       Pittsburgh     PA    Allegheny      0.00% -100.00%         0       0       0   11,436  11,782
Pittsburgh
  Financial Corp. 4900 Liberty Ave     Pittsburgh     PA    Allegheny      0.09%  112.57%    31,009  31,057  28,813   14,669  14,588
Pittsburgh
  Financial Corp. 799 Castle           Pittsburgh     PA    Allegheny      0.04%   29.92%    12,635  15,611  14,000   11,604   9,725
Pittsburgh          Shannon Blvd
  Financial Corp. 550 Market Pl Dr     Oakdale        PA    Allegheny      0.04%       NA    12,874  10,524   5,044    2,122       0
Pittsburgh
  Financial Corp. 1001 Village Run Rd  Wexford        PA    Allegheny      0.01%       NA     3,923   3,171       0        0       0
Pittsburgh
  Financial Corp. 441 Smithfield St    Pittsburgh     PA    Allegheny      0.12%       NA    38,750  41,373       0        0       0
WVS Financial
  Corp.           9001 Perry Hwy       Pittsburgh     PA    Allegheny      0.20%    2.67%    68,001  68,691  65,669   64,521  66,231
WVS Financial
  Corp.           456 Perry Hwy        Pittsburgh     PA    Allegheny      0.13%   -6.01%    42,781  45,032  44,873   45,891  45,517
WVS Financial
  Corp.           20531 Perry Hwy      Cranberry      PA    Butler         1.09%    4.41%    23,737  23,591  22,621   22,596  22,734
                                         Township
------------------------------------------------------------------------------------------------------------------------------------
Comparable Group Median                                                    0.29%   20.38%    26,428  24,792  22,621   20,129  19,709

American Savings,
   MHC           365 Broad St          Bloomfield     NJ    Essex          1.52%   35.83%   193,072 171,952 157,020  151,464 142,146
American Savings,
   MHC           310 Pompton Ave       Cedar Grove    NJ    Essex          0.39%       NA    49,719   3,441       0        0       0
------------------------------------------------------------------------------------------------------------------------------------

Source:  SNL Securities, FinPro calculations

The Bank has a larger average branch size than the Comparable Group, $121.4 million versus $32.4 million. This is despite the Bank's de novo branch in Cedar Grove.

Conversion Valuation Appraisal Report                              Page:  1 - 63
================================================================================

The following figure illustrates that, according to the New Jersey and the national medians, fully converted New Jersey thrifts trade at a premium on a book and earning basis.


                 FIGURE 50 - NEW JERSEY RELATIVE TO THE INDUSTRY

                                [GRAPHIC OMITTED]


Source:  SNL Securities, FinPro calculations


Based on the higher trading multiples of New Jersey standard conversions relative to the national levels and based upon the strength of the Bank's markets, an upward adjustment is warranted for the market area.

Conversion Valuation Appraisal Report                              Page:  1 - 64
================================================================================


    ---------------------------
           OFFERING SIZE
    ---------------------------


The amount of market capitalization affects the pricing of an institution as small cap companies suffer from weak liquidity, limited research and press coverage, limited resources and the lack of economies of scale. The following figure illustrates that there is a clear correlation between the amounts of market capitalization and the price to book and price to tangible book multiples.


             FIGURE 51 - INDUSTRY MULTIPLES BY MARKET CAPITALIZATION


                                [GRAPHIC OMITTED]

Source:  SNL Securities, FinPro calculations

As the Bank is expected to have market capitalization of just $10.4 million, which would make it smaller than any of the Comparables and less than one fourth of the Comparable median, a downward adjustment is warranted for offering size.

Conversion Valuation Appraisal Report                              Page:  1 - 65
================================================================================


    ---------------------------
      ADJUSTMENTS TO VALUE IN
     RELATION TO OTHER FACTORS
    ---------------------------



Key Valuation Parameters                                    Valuation Adjustment
----------------------------------------------------------  --------------------

Management                                                   No Adjustment

Market Area                                                  Upward

Offering Size                                                Downward

Conversion Valuation Appraisal Report                              Page:  1 - 66
================================================================================


6.  Market for MHC Stocks

As the Bank is undergoing an MHC reorganization, it should be compared to other publicly traded institutions that have a similar organizational structure. This section will compare the Bank's pro forma pricing relative to comparable size pink sheet MHC thrifts and other pending MHC conversions. This section will provide a secondary check of the conclusions drawn through the fully converted Comparable Group analysis.

    ---------------------------
    HISTORICAL MHC PERFORMANCE
    ---------------------------


The market for MHCs has risen dramatically since 1994 and especially since early 2000. The pricing of MHC "demutualization" transactions has led to acquisition speculation for MHC stocks.

The following chart illustrates the substantial appreciation of the SNL MHC index since December 31, 2000. Since December 31, 2000, the SNL MHC Index increased 102.41%, while the SNL Thrift Index increased only 35.88%.

                            FIGURE 52 - SNL MHC INDEX


                                [GRAPHIC OMITTED]

The last time we saw this divergence was the 1997 and 1998 period, which preceded the "crash" in MHC values the following year. This is of concern to FinPro.

Conversion Valuation Appraisal Report                              Page:  1 - 67
================================================================================


    ---------------------------
       MHC REMUTUALIZATIONS
    ---------------------------


The largest reason for the appreciation of MHC stocks is the regulatory approval of MHC remutualizations. To date there have been three completed remutualizations and two pending remutualizations. The acquisition price on these deals offered a substantial premium to the three-month prior stock price.

                        FIGURE 53 - MHC REMUTUALIZATIONS

                                                                                                                   France    Premium
                                                                                                                   Prem/     to 3
                                                                                    Price/     Price/    Price/    Core      Month
                                                                      Deal Value    LTM EPS    Book    Tang. Book  Deposits  Stock
                                                     Target            Announced  Announced  Announced  Announced  Announced Price
Buyer Name            Target Name                    State  Announced        ($M)        (x)        (%)        (%)      (%)   (%)
------------------------------------------------------------------------------------------------------------------------------------
Kearny, MHC           Pulaski Bancorp, Inc. (MHC)    NJ    01/10/2002       27.5         NM     253.27     253.27    23.60     92.39
Kearny, MHC           West Essex Bancorp Inc.,(MHC)  NJ    09/11/2002       72.2      52.39     334.60     356.71    60.83     67.14
NSB Holding Corp.     Liberty Bancorp, Inc. (MHC)    NJ    05/16/2002       34.6         NM     276.62     276.62    25.15     48.87
North Shore Bank, FSB Marquette Savings Bank (MHC)   WI    02/15/2000       12.7      41.38     140.92     140.92    14.61    113.33
Boiling Springs, MHC  Ridgewood Financial Inc. (MHC) NJ    12/12/2000       26.9      50.00     221.67     221.67    15.93     25.21
Danvers Bancorp, Inc. RFS Bancorp, Inc. (MHC)        MA    04/27/2001        9.5      36.11     188.17     188.17    17.00    203.33
Northwest             Leeds Federal Bankshares,      MD    08/16/2001       43.0      47.76     289.07     289.07    43.23    126.14
  Bancorp Inc. (MHC)    Inc. (MHC)

Current OTS regulations would prevent a "remutualization" for a period of three years following a stock offering.

Conversion Valuation Appraisal Report                              Page:  1 - 68
================================================================================


    ---------------------------
       COMPARABLE MHC TRADING
              MULTIPLES
    ---------------------------


FinPro considered the trading multiples of pink sheet MHCs located in the Northeast with assets greater than $100 million.

                     FIGURE 54 - COMPARABLE PINK SHEET MHCS


                                [GRAPHIC OMITTED]

Source:  SNL Securities, FinPro calculations

The following figure illustrates that the selected Comparable pink sheet MHCs trade at a 11.31% discount to national MHC multiples on a core earnings basis, but at a 32.02% discount on a tangible book basis.

                  FIGURE 55 - MHC PINK SHEET LIQUIDITY DISCOUNT


                               [GRAPHIC OMITTED]

Source:  SNL Securities, FinPro calculations

Conversion Valuation Appraisal Report                              Page:  1 - 69
================================================================================


    ---------------------------
         MHC CONVERSIONS
    ---------------------------


The pro forma price to tangible book multiple of MHC conversions has risen from 61.59% in 2000 to 81.21% in 2001 and 92.93% in 2002.


          FIGURE 56 - MHC REORGANIZATIONS (SINCE 1/1/99) PRO FORMA DATA


                               [GRAPHIC OMITTED]

Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 70
================================================================================


Despite the increase in pro forma pricing multiples, illustrated on the previous page, the one-month price pop has increased from a decline of 5.63% in 2000 to 36.00% in 2001 and then down to 25.40% in 2002.

               FIGURE 57 - MHC REORGANIZATIONS PRICE APPRECIATION

                                                   ---------------------------------------------------------------
                                                                      Percent Change from IPO
                                                   ---------------------------------------------------------------
                                                         After        After       After        After
                                                         1 Day       1 Week      1 Month      3 Months     To date
   Ticker                 Short Name                      (%)          (%)         (%)          (%)          (%)
------------------------------------------------------------------------------------------------------------------
SYNF         Synergy Financial Group, Inc. (MHC)          29.30       28.50        26.80        65.00      110.00
MDNB         Minden Bancorp, Inc. (MHC)                   19.50       20.00        18.50        13.00       47.50
             -----------------------------------------------------------------------------------------------------
Q1`02        Average                                      24.40       24.25        22.65        39.00       78.75
             Median                                       24.40       24.25        22.65        39.00       78.75
             -----------------------------------------------------------------------------------------------------

NEBS         New England Bancshares, Inc. (MHC)           23.00       24.00        24.00        23.00       50.00
PRTR         Partners Trust Financial Group, Inc. (MHC)   40.20       48.60        49.80        57.80      102.00
             -----------------------------------------------------------------------------------------------------
Q1`02        Average                                      31.60       36.30        36.90        40.40       76.00
             Median                                       31.60       36.30        36.90        40.40       76.00
             -----------------------------------------------------------------------------------------------------

             -----------------------------------------------------------------------------------------------------
2002 YTD     Average                                      28.00       30.28        29.78        39.70       77.38
             Median                                       26.15       26.25        25.40        40.40       76.00
             -----------------------------------------------------------------------------------------------------

WFD          Westfield Financial Inc. (MHC)               33.40       32.40        36.00        47.00       87.50
AJSB         AJS Bancorp, Inc. (MHC)                      32.00       29.10        32.50        40.00       81.00
CHFN         Charter Financial Corp. (MHC)                42.50       52.50        74.10       121.00      212.00
             -----------------------------------------------------------------------------------------------------
Q4`01        Average                                      35.97       38.00        47.53        69.33      126.83
             Median                                       33.40       32.40        36.00        47.00       87.50
             -----------------------------------------------------------------------------------------------------

             -----------------------------------------------------------------------------------------------------
2001 YTD     Average                                      35.97       38.00        47.53        69.33      126.83
             Median                                       33.40       32.40        36.00        47.00       87.50
             -----------------------------------------------------------------------------------------------------

BKMU         Bank Mutual Corporation (MHC)                 1.25        1.09       -15.00         2.50      201.20
             -----------------------------------------------------------------------------------------------------
Q4`00        Average                                       1.25        1.09       (15.00)        2.50      201.20
             Median                                        1.25        1.09       (15.00)        2.50      201.20
             -----------------------------------------------------------------------------------------------------

ALMG         Alamogordo Financial Corp. (MHC)              0.00        2.50         3.75         3.75      197.50
EBMT         Eagle Bancorp (MHC)                           6.25        0.00         6.25         3.91      225.00
             -----------------------------------------------------------------------------------------------------
Q2`00        Average                                       3.13        1.25         5.00         3.83      211.25
             Median                                        3.13        1.25         5.00         3.83      211.25
             -----------------------------------------------------------------------------------------------------

WFSM         Westborough Financial Services, Inc. (MHC)    0.00        0.00       -15.00       -16.25      172.50
             -----------------------------------------------------------------------------------------------------
Q1`00        Average                                          -           -       (15.00)      (16.25)     172.50
             Median                                        0.00        0.00       (15.00)      (16.25)     172.50
             -----------------------------------------------------------------------------------------------------

             -----------------------------------------------------------------------------------------------------
2000         Average                                       1.88        0.90        (5.00)       (1.52)     199.05
             Median                                        0.63        0.55        (5.63)        3.13      199.35
             -----------------------------------------------------------------------------------------------------

ROME         Rome Bancorp, Inc. (MHC)                     -7.14       -1.79       -12.50        -8.93      325.71
             -----------------------------------------------------------------------------------------------------
Q4`99        Average                                      (7.14)      (1.79)      (12.50)       (8.93)     325.71
             Median                                       (7.14)      (1.79)      (12.50)       (8.93)     325.71
             -----------------------------------------------------------------------------------------------------

HCBK         Hudson City Bancorp, Inc. (MHC)              23.75       21.56        28.75        35.00      378.80
             -----------------------------------------------------------------------------------------------------
Q3`99        Average                                      23.75       21.56        28.75        35.00      378.80
             Median                                       23.75       21.56        28.75        35.00      378.80
             -----------------------------------------------------------------------------------------------------

CFFN         Capitol Federal Financial (MHC)              -2.81      -11.25        -4.06         4.38      216.80
             -----------------------------------------------------------------------------------------------------
Q2`99        Average                                      (2.81)     (11.25)       (4.06)        4.38      216.80
             Median                                       (2.81)     (11.25)       (4.06)        4.38      216.80
             -----------------------------------------------------------------------------------------------------

GOV          Gouverneur Bancorp Inc. (MHC)                 1.26        2.50        -7.50       -13.75       96.00
PBCP         Provident Bancorp, Inc. (MHC)                20.00       19.38        21.88         7.50      229.90
EKAB         Eureka Bank (MHC)                             0.00        9.38        -5.00       -21.25      100.00
             -----------------------------------------------------------------------------------------------------
Q1`99        Average                                       7.09       10.42         3.13        (9.17)     141.97
             Median                                        1.26        9.38        (5.00)      (13.75)     100.00
             -----------------------------------------------------------------------------------------------------

             -----------------------------------------------------------------------------------------------------
1999         Average                                       5.84        6.63         3.60         0.49      224.54
             Median                                        0.63        5.94        (4.53)       (2.28)     223.35
             -----------------------------------------------------------------------------------------------------

             -----------------------------------------------------------------------------------------------------
1/1/1999 To  Average                                      15.44       16.38        15.49        21.39      166.67
5/9/03       Median                                       19.50       19.38        18.50         7.50      172.50
             -----------------------------------------------------------------------------------------------------


Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 71
================================================================================


7.  Valuation

In applying the accepted valuation methodology promulgated by the regulators, i.e., the pro forma market value approach, four key pricing multiples were considered. The four multiples include:

         Price to core earnings ("P/E")

         Price to tangible book value ("P/TB")

         Price to book value ("P/B")

         Price to assets ("P/A")

All of the approaches were calculated on a pro forma basis including the effects of the conversion proceeds. All of the assumptions utilized are presented in Exhibits 13, 14, 15 and 16.

To ascertain the pro forma estimated market value of the Bank, the market multiples for the Comparable Group, all New Jersey public thrifts, all publicly traded thrifts and the recent (1999 to date) MHC conversions were assessed.

Since thrift earnings in general have had a high degree of volatility over the past decade, the P/B approach has gained in importance and is utilized frequently as the benchmark for market value. It is interesting to note that the P/B approach is more of a benchmark than a reliable valuation technique. A better method is the P/TB approach. In general, investors tend to price financial institutions on a tangible book basis, because it incorporates the P/B approach adjusted for intangibles. The P/E approach is regained favor among investors.

As such, in estimating the market value for the Bank, equal emphasis was placed on the P/TB approach and the P/E approach. The P/B was given much less weight and the P/A ratio was not given much weight at all.

In terms of the market multiples, most weight was given to the Comparable Group. The second highest weight was afforded to MHCs, specifically pink sheeted MHCs. Less weight was ascribed to all public thrifts and all New Jersey thrifts. The multiples for the Comparable Group, all publicly traded thrifts, and New Jersey publicly traded thrifts are shown in Exhibit 8.

Conversion Valuation Appraisal Report                              Page:  1 - 72
================================================================================


    ---------------------------
      FULL OFFERING VALUE IN
      RELATION TO COMPARABLES
    ---------------------------


Based upon the premiums and discounts defined in the section above, the Bank pricing at the midpoint for a full standard conversion is estimated to be $26,000,000. Based upon a range below and above the midpoint value, the relative values are $22,100,000 at the minimum and $29,900,000 at the maximum respectively. At the super maximum of the range, the offering value would be $34,385,000.

At the various levels of the estimated value range, the full offering would result in the following offering data:

                     FIGURE 58 - VALUE RANGE - FULL OFFERING


                                [GRAPHIC OMITTED]

Source:  FinPro Inc. Pro forma Model

Conversion Valuation Appraisal Report                              Page:  1 - 73
================================================================================


                   FIGURE 59 - FULL OFFERING PRICING MULTIPLES

                                        -------------------------------------------------------------------------------------------
                                         Bank           Comparables                State                         National
                                        -------------------------------------------------------------------------------------------
                                                    Mean       Median       Mean           Median         Mean          Median
                                   Min       10.99
Price-Core Earnings Ratio P/E      Mid       12.99     17.93        15.97        14.65         14.59         16.10          14.01
-----------------------------      Max       14.93
                                   Smax      16.95

                                   Min      54.17%
Price-to-Book Ratio P/B            Mid      58.79%    130.49%      128.06%      194.88%       196.14%       134.47%        125.39%
-----------------------            Max      62.74%
                                   Smax     66.67%

                                   Min      54.17%
Price-to-Tangible Book Ratio P/TB  Mid      58.79%    137.71%      131.33%      197.93%       198.46%       145.90%        132.80%
---------------------------------  Max      62.74%
                                   Smax     66.67%

                                   Min       5.83%
Price-to-Assets Ratio P/A          Mid       6.80%     11.07%       11.63%       13.64%        13.14%        12.93%         12.39%
-------------------------          Max       7.75%
                                   Smax      8.82%

Source:  FinPro Calculations



This equates to the following multiples:

 FIGURE 60 - COMPARABLE FULL OFFERING PRICING MULTIPLES TO THE BANK'S
                               PRO FORMA MIDPOINT

                                         ----------------------------------------------------------------------------
                                                                      Price Relative to
                                         ----------------------------------------------------------------------------
                                          Earnings      Core Earnings        Book        Tangible Book       Assets
---------------------------------------------------------------------------------------------------------------------
The Bank (at midpoint) Full Conversion      13.89             12.99          58.79%           58.79%           6.80%
---------------------------------------------------------------------------------------------------------------------
Comparable Group Median                     15.31             15.97         128.06%          131.33%          11.63%
---------------------------------------------------------------------------------------------------------------------
(Discount) Premium                         -9.27%           -18.66%         -54.09%          -55.23%         -41.53%
---------------------------------------------------------------------------------------------------------------------

Source:  SNL data, FinPro Calculations

As Figure 60 demonstrates, at the midpoint of the estimated valuation range the Bank is priced at a discount of 18.66% on a core earnings basis. On a price to tangible book basis, the Bank is priced at a 55.23% discount to the Comparable Group.

Conversion Valuation Appraisal Report                              Page:  1 - 74
================================================================================

    ---------------------------
     MHC VALUE IN RELATION TO
           OTHER MHCs
    ---------------------------


The Bank pricing at the midpoint for a MHC Conversion assuming an issuance of 40.00%, is estimated to be $10,400,000. Based upon a range below and above the midpoint value, the relative values are $8,840,000 at the minimum and $11,960,000 at the maximum, respectively. At the super maximum of the range, the offering value would be $13,754,000.

                    FIGURE 61 - VALUE RANGE MHC OFFERING DATA


                                [GRAPHIC OMITTED]

Source:  FinPro Inc. Pro forma Model

                    FIGURE 62 - VALUE RANGE MHC OFFERING DATA


                                [GRAPHIC OMITTED]

Source:  FinPro Inc. Pro forma Model

Conversion Valuation Appraisal Report                              Page:  1 - 75
================================================================================


The following table illustrates the Comparable pink sheet MHC trading multiples in relation to the Bank at the midpoint.

  FIGURE 63 - COMPARABLE MHC PRICING MULTIPLES TO THE BANK'S PRO FORMA MIDPOINT

                                  ----------------------------------------------------------------------------
                                                            Price Relative to
                                  ----------------------------------------------------------------------------
                                  Earnings       Core Earnings        Book        Tangible Book       Assets
--------------------------------------------------------------------------------------------------------------
The Bank (at midpoint) MHC           14.93             14.08          85.84%           85.84%           7.05%
--------------------------------------------------------------------------------------------------------------
Comparable MHC Trading Median        52.50             32.20         153.06%          153.06%          16.68%
--------------------------------------------------------------------------------------------------------------
(Discount) Premium                  -71.56%           -56.27%        -43.92%          -43.92%         -57.72%
--------------------------------------------------------------------------------------------------------------

Source:  FinPro Calculations

As Figure 63 demonstrates at the midpoint of the EVR, the Bank is priced at a discount of 56.27% on a core earnings basis. A discount of 43.92% is applied to the Bank relative to the MHC median trading price to tangible book trading multiple.

The following table illustrates the Comparable pink sheet MHC trading multiples in relation to the Bank at the super maximum.

FIGURE 64 -  COMPARABLE  MHC  PRICING  MULTIPLES  TO THE BANK'S
                            PRO FORMA SUPER MAXIMUM

                                   -----------------------------------------------------------------------------
                                                              Price Relative to
                                   -----------------------------------------------------------------------------
                                     Earnings      Core Earnings        Book        Tangible Book       Assets
----------------------------------------------------------------------------------------------------------------
The Bank (at the supermax) MHC         19.61             18.52         103.63%          103.63%           9.25%
----------------------------------------------------------------------------------------------------------------
Comparable MHC Trading Median          52.50             32.20         153.06%          153.06%          16.68%
----------------------------------------------------------------------------------------------------------------
(Discount) Premium                    -62.65%           -42.48%         -32.29%          -32.29%         -44.53%
----------------------------------------------------------------------------------------------------------------

Source:  FinPro Calculations

As Figure 64 demonstrates at the supermaximum of the EVR, the Bank is priced at a discount of 42.48% on a core earnings basis. On a price to tangible book trading multiple, at the super maximum the Bank is priced at a 32.29% discount to the Comparable Group.

Conversion Valuation Appraisal Report                              Page:  1 - 76
================================================================================


    ---------------------------
       VALUATION CONCLUSION
    ---------------------------


It is, therefore, our opinion that as of May 9, 2003, the estimated pro forma market value of the Bank in a full offering was $26,000,000 at the midpoint of a range with a minimum of $22,100,000 to a maximum of $29,900,000 at 15% below and 15% above the midpoint of the range respectively. Assuming an adjusted maximum value of 15% above the maximum value, the adjusted maximum value or super maximum value in a full offering is $34,385,000.

Using the pro forma market values for a full offering shown above, the amount of stock publicly offered as part of the MHC reorganization issuing 40.00% will equal 884,000 shares, 1,040,000 shares, 1,196,000 shares and 1,375,400 shares at the minimum, midpoint, maximum and super maximum, respectively.

Pro-forma comparisons of the Bank's value range with the Comparable Group, all public thrifts, and New Jersey public thrifts as well as MHC trading multiples is shown in Exhibits 13, 14, 15, and 16.

                                    Exhibit 1

                                 About the Firm

FinPro, Inc. was established in 1987 as a full service investment banking and management consulting firm specializing in providing advisory services to the Financial Institutions Industry. FinPro has performed work for the Federal Bankruptcy Court, Federal Deposit Insurance
Corporation, Office of Thrift Supervision and the
Resolution Trust Corporation. FinPro is recognized as an expert in banking and in loan analysis by the Federal
Bankruptcy Court.

FinPro is independently owned, not associated or affiliated with any transaction oriented firm. This provides FinPro with an unbiased platform from which to make analytical recommendations. FinPro believes that a client deserves to be told of all the alternatives, along with their associated benefits and downsides and that a decision should be made on its merits. This uniquely positions
FinPro as an objective third party willing to suggest the unpopular strategies, unlike its competitors who rely on a transaction to get paid.

FinPro is headquartered in Liberty Corner, New Jersey and has a branch office in Buffalo, New York.

FinPro principals are frequent speakers and presenters at financial institution trade association functions. In addition, FinPro has taught strategic planning to examiners from the FDIC, OTS and the New Jersey State Department of
Banking and Insurance.

FinPro maintains a library of databases encompassing bank and thrift capital markets data, census data, branch deposit data, national peer data, market research data along with many other related topics. As such, FinPro can provide quick, current and precise analytical assessments based on timely data. In addition, FinPro's geographic mapping capabilities give it a unique capability to thematically illustrate multiple issues and to provide targeted marketing opportunities to its clients.

FinPro has also designed and built PC-based software programs to utilize as tools in its work. Examples include: cluding:
o A proprietary software program (LaRS R) to perform loan review analytics.
o   A duration based asset/liability model.
o A five year strategic planning, three year business planning, and one year budgetary model that completely simulates an entire institution.
o   A branch and product profitability model.
o A market performance grid and branch improvement grid model.
o   A criteria based market feasibility model.

Using systems such as these, FinPro provides state-of-the-art end products in all of its product and service areas.

 LISTING OF SERVICES
 -------------------

 FinPro offers a full array of products and services including:


 ASSET/LIABILITY MANAGEMENT


 CAPITAL MARKETS

     Corporate Finance
     Deposit Studies and Valuations
     Mergers and Acquisitions

 COMPLIANCE

     Compliance Reviews

 CRA ANALYSIS AND IMPROVEMENT


 FINANCIAL

     Balance Sheet Restructuring
     Earnings Improvement Studies

 LOAN REVIEW


 MARKET FEASIBILITY STUDIES

     Market Studies and Market Area Evaluations
     Site Studies
     Branch Applications

 MARKET RESEARCH

     Branch Acquisitions, Sales, Consolidations, Swaps and
     Applications
     Branch and Product Profitability
     Branch Network Evaluations
     Competitive Analysis and Positioning
     Customer Segmentation and Profiling

 OPERATIONS

     Financial Reporting
     Operational and Systems Consulting

 PLANNING

     Budgeting
     Segment Planning
     Strategic and Business Planning

 VALUATION

     Bank Appraisals and Fairness Opinions
     Bank Valuations and Franchise Value Enhancement

--------------------------------------------------------------------------------
[GRAPHIC OMITTED][GRAPHIC OMITTED]    P.O. Box 323 o Liberty Corner o NJ o 07938
                                                Phone: 908 / 604-9336
                                                 Fax: 908 / 604-5951
                                             e-mail: finpro@finpronj.com
                                                Website: finpronj.com
--------------------------------------------------------------------------------

                                    Exhibit 1
                                 About the Firm


Donald founded FinPro, Inc. in 1987 as a consulting and
investment banking firm located in New Jersey that
specializes in providing advisory services to the financial
institutions industry.
                                                              Donald J. Musso
Mr. Musso has a broad background in capital markets, bank
valuations, enhancing franchise value, corporate finance,     President
mergers and acquisitions, asset/liability management, strategic planning, market feasibility and differentiation, branch acquisition and sales, branch profitability, financial modeling and analysis, balance sheet restructuring, product and segment profitability, business development and project management. Besides his consulting experience, he has solid industry experience, having worked for two multi billion asset, east coast financial institutions.

Mr. Musso has provided expert testimony on financial institutions matters for the Federal Bankruptcy Court, the Office of Thrift Supervision and the United States
Attorney's Office.

He is a frequent speaker on Financial Institution related topics and has assisted trade groups in various activities. Mr. Musso is also on the faculty of Stonier
Graduate School of Banking, teaching Strategic Planning and
Mergers and Acquisitions.

Prior to establishing FinPro, Donald had direct industry experience having managed the Corporate Planning and Mergers and Acquisitions departments for Meritor Financial
Group, a $20 billion institution in Philadelphia. Before that, he had responsibility for the banking, thrift and real estate consulting practice in the State of New Jersey for Deloitte Haskins & Sells. Donald began his career with Goldome Savings Bank.

Donald has a B.S. in Finance from Villanova University and a M.B.A. in Finance from Fairleigh Dickinson University.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED][GRAPHIC OMITTED]    P.O. Box 323 o Liberty Corner o NJ o 07938
                                                Phone: 908 / 604-9336
                                                 Fax: 908 / 604-5951
                                             e-mail: finpro@finpronj.com
                                                Website: finpronj.com
--------------------------------------------------------------------------------

                                    Exhibit 2
                           American Savings Bank of NJ
                 Consolidated Statements of Financial Condition

                                                                          March 31,     September 30,
                           ASSETS                                            2003       2002       2001
                           ------                                          --------   --------   --------
                                                                         (unaudited)

Cash and amounts due from bank                                           $  1,487   $  2,170   $  1,276
Interest-bearing deposits with banks                                        3,116      6,860     11,933
Federal funds sold                                                          2,300      8,300      8,900
                                                                         --------   --------   --------
Total cash and cash equivalents                                             6,903     17,330     22,109
Securities available for sale                                              93,648     90,134     52,022
   Securities held to maturity (fair value: March 31, 2003 -$4,171,
   September 302002 - $7,203; September 30, 2001 - $10,278                  4,130      6,970     10,187
Loans receivable, net                                                     241,522    207,774    165,722
Premises and equipment                                                      3,919      3,786      3,809
FHLB stock, at cost                                                         2,900      2,200      2,300
Cash surrender value of  life insurance                                     4,919      4,477          -
Accrued interest receivable (Notes 1 and 5)                                 1,251      1,313      1,148
Other assets                                                                1,010        535        551
                                                                         --------   --------   --------
Total assets                                                             $360,202   $334,519   $257,848
                                                                         ========   ========   ========
                   LIABILITIES AND EQUITY
                   ----------------------
Deposits
Non-interest bearing                                                     $ 18,438   $ 16,816   $ 13,635
Interest bearing                                                          257,419    247,771    175,193
                                                                         --------   --------   --------
     Total deposits                                                       275,857    264,587    188,828
Advance payments by borrowers for taxes and insurance                       1,850      1,713      1,358
Federal Home Loan Bank advances                                            57,000     44,000     46,000
Due to broker                                                               1,500          -          -
Accrued expenses and other liabilities                                      2,180      2,707      1,867
                                                                         --------   --------   --------
Total liabilities                                                         338,387    313,007    238,053

Equity
     Preferred stock no par value, 2,000,000 authorized                         -          -          -
     Common stock $.10 par value, 8,000,000 authorized;
        100 shares issued and outstanding                                       -          -          -
     Retained earnings                                                     21,613     20,981     19,091
     Accumulated other comprehensive income                                   202        531        704
                                                                         --------   --------   --------
Total Equity                                                               21,815     21,512     19,795

Total liabilities and ' equity                                           $ 60,202   $334,519   $257,848
                                                                         ========   ========   ========

Source: Financial Statements

                                                         Exhibit 3
                                                American Savings Bank of NJ
                                             Consolidated Statements of Income

                                                          Six Months Ended       Year Ended
                                                              March 31,         September 30,
                                                        --------------------  ------------------
                                                           2003       2002       2002     2001
                                                        --------------------  ------------------
                                                                  (Unaudited)
Interest income:
Loans, including fees                                     $ 7,128    $ 6,254   $12,907   $11,542
Securities                                                  1,582      2,232     4,414     4,261
Federal funds sold and other                                  133        134       257       249
                                                          -------    -------   -------   -------
          Total interest income                             8,843      8,620    17,578    16,052

Interest expense:
NOW and money market                                          178         76       211       149
Savings                                                     1,132      1,083     2,196       895
Certificates of deposit                                     1,826      2,260     4,158     5,835
Federal Home Loan Bank advances                             1,369      1,093     2,264     2,261
                                                          -------    -------   -------   -------
         Total interest expense                             4,505      4,512     8,829     9,140
                                                          -------    -------   -------   -------

Net interest income                                         4,338      4,108     8,749     6,912

Provision for loan losses                                     130          1       105         2
                                                          -------    -------   -------   -------

Net interest income after provision for loan losses         4,208      4,107     8,644     6,910

Noninterest income
     Service charges on deposits                              136        114       240       215
     Income from cash surrender value of life insurance       118       --         102      --
     Loss on sales or securities                             (188)      --        --        --
     Other                                                    109        125       253       243
                                                          -------    -------   -------   -------
          Total noninterest income                            175        239       595       458



Noninterest expense
     Salaries and employee benefits                         2,317      1,916     3,969     3,081
     Advertising                                              103        258       394       234
     Data processing                                          264        228       486       416
     Occupancy and equipment                                  391        350       737       581
     Federal deposit insurance                                 21         16        36        31
     Other                                                    300        288       652       580
                                                          -------    -------   -------   -------
          Total noninterest expense                         3,396      3,056     6,274     4,923
                                                          -------    -------   -------   -------

Income before income taxes                                    987      1,290     2,965     2,445

Provision for income taxes                                    355        469     1,075       888
                                                          -------    -------   -------   -------
Net income                                                $   632    $   821   $ 1,890   $ 1,557
                                                          =======    =======   =======   =======

Source: Financial Statements

--------------------------------------------------------------------------------

                                       Exhibit 4
                              American Savings Bank of NJ
                                 OTS Docket # : 05639
              TFR Schedule SO and Audited Income Statement Reconciliation
                      For the Twelve Months Ended March 31, 2003

                                                                    Net Income
Description                                                        ($ in 000's)
-----------                                                        ------------
06/30/02 SO Net Income                                                 $ 564
09/30/02 SO Net Income                                                   376
12/31/02 SO Net Income                                                   364
03/31/03 SO Net Income                                                   269
Net Income for 12 Months Ended 3/31/03                               $ 1,573

Financial Statements:
Net Income for 12 Months Ended 3/31/03                               $ 1,701

Variance                                                             $   128
--------------------------------------------------------------------------------

The difference is related to a tax expense accrual which was posted in 2001 for GAAP purposes, but was posted in the quarter ended September 30, 2002 for TFR purposes.


                                                         Exhibit 5
                                                American Savings Bank of NJ
                                 Consolidated Statements of Changes in Shareholders Equity

                                                                              Accumulated
                                                                                 Other
                                                                             Comprehensive
                                                               Retained         Income           Total       Comprehensive
                                                               Earnings         (Loss)          Equity          Income
                                                            ----------------------------------------------------------------

Balance at October 1, 2001                                      $ 17,534        $ (557)      $ 16,977

Comprehensive income
  Net income                                                       1,557             -          1,557
  Unrealized holding loss on securities available-for-sale,
    net of tax of $708                                                 -         1,261          1,261

Total comprehensive income                                             -             -          2,818       $ 2,818
                                                                --------        -------       --------       ======

Balance at September 30, 2001                                     19,091           704         19,795

Comprehensive income
     Net income                                                      282             -            282
  Unrealized holding loss on securities available-for-sale,
    net of tax of $(229)                                               -          (408)          (408)

Total comprehensive income for three months ended
   December 31, 2001                                                   -             -           (126)       $ (126)
                                                                --------        -------       --------       ======

Balance at December 31, 2001                                    $ 19,373        $   296       $ 19,669
                                                                ========        =======       ========

Balance at October 1, 2001                                      $ 19,091        $   704       $ 19,795

Comprehensive income
     Net income                                                 $  1,890        $     -       $  1,890
  Unrealized holding loss on securities available-for-sale,
    net of tax of $(42)                                                -           (173)          (173)

Total comprehensive income                                             -              -          2,818       $2,818
                                                                --------        -------       --------       ======

Balance at September 30, 2002                                     20,981            531         21,512

Comprehensive income
     Net income                                                      632              -            632
  Unrealized holding loss on securities available-for-sale,
    net of tax of $(219)                                               -           (329)          (329)

Total comprehensive income for three months ended March 31, 2003       -              -            303       $  303
                                                                --------        -------       --------       ======

Balance at March 31, 2003                                       $ 21,613        $   202       $ 21,815
                                                                ========        =======       ========

Source: Financial Statements

-------------------------------------------------------------------------------------------------------------------------------
                                                        Exhibit 6
                                               American Savings Bank of NJ
                                          Consolidated Statements of Cash Flows

-------------------------------------------------------------------------------------------------------------------------------
                                                               For the Six Months Ended March For the Years Ended September 30,
                                                               ----------------------------------------------------------------
                                                                         2003           2002           2002           2001
                                                               ----------------------------------------------------------------
Cash flows from operating activities
Net income                                                           $    632         $  821        $ 1,890        $ 1,557
Adjustments to reconcile net income to net cash
  provided by operating activities:
Depreciation and amortization                                             177             191           378            295
Net amortization of premiums and discounts                                616             184           422             34
Loss on sales of securities                                               188               -             -              -
Provision for loan losses                                                 130               1           105              2
Increase in cash surrender value of officer life insurance               (118)              -          (102)             -
Gain on sale of other real estate owned                                    (3)              -             -              -
Gain on sale of loans                                                       -               -            (7)            (2)
Proceeds from sales of loans                                                -               -           265          1,373
Net change in loans held for sale                                           -               -             -            452
Decrease (increase) in accrued interest receivable                         62            (208)         (165)            21
Decrease (increase) in other assets                                      (275)            637           184            (23)
Change in deferred income taxes                                            19              26          (126)             -
Increase (decrease) in other liabilities                                 (527)             (4)          840             85
                                                                     --------        --------      --------       --------
Net cash provided by operating activities                                 901           1,648         3,684          3,794

Cash flows from investing activities
Net increase in loans receivable                                      (33,938)        (22,320)      (42,415)       (27,188)
Proceeds from maturities of securities held-to-maturity                     -               -             -          2,000
Principal paydowns on securities held-to-maturity                       2,849           1,772         3,231          2,686
Purchases of securities available-for-sale                            (62,223)        (44,009)      (58,906)        (3,913)
Sales of securities available-for-sale                                 21,026               -             -              -
Principal paydowns on securities available-for-sale                    37,822           9,944        20,143         10,466
Purchases of Federal Home Loan Bank stock                                (750)              -          (225)           (40)
Redemption of Federal Home Loan Bank stock                                 50              50           325              -
Purchase of bank owned life insurance                                    (324)         (3,500)       (4,375)             -
Purchase of premises and equipment                                       (310)           (241)         (355)        (1,675)
Proceeds from sale of other real estate owned                              63               -             -              -
                                                                     --------        --------      --------       --------
Net cash provided used in investing activities                        (35,735)        (58,304)      (82,577)       (17,664)

Cash flows from financing activities
Net increase in deposits                                               11,270          48,231        75,759         29,426
Net change in advance payments by borrowers for taxes and insurance       137             214           355            101
Repayment of Federal Home Loan Bank of New York advances               (2,000)         (2,000)      (14,000)       (16,700)
Federal Home Loan Bank of New York advances                            15,000               -        12,000         19,000
                                                                     --------        --------      --------       --------
               Net cash provided by financing activities               24,407          46,445        74,114         31,827
                                                                     --------        --------      --------       --------
Net change in cash and cash equivalents                               (10,427)        (10,211)       (4,779)        17,957

Cash and cash equivalents at beginning of period end                   17,330          22,109        22,109          4,152
                                                                     --------        --------      --------       --------
Cash and cash equivalents, end of period                             $  6,903        $ 11,898      $ 17,330       $ 22,109
                                                                     ========        ========      ========       ========

Supplemental cash flow information
Cash paid during the period for:
       Interest                                                      $  4,452        $  4,494      $  8,790       $  9,075
       Income taxes, net of refunds                                       445             230         1,031          1,020
---------------------------------------------------------------------------------------------------------------------------

Source: Financial Statements

                                   Exhibit 7

Exhibit 7
Selected Financial Data
                                                                      Corporate

                                                -------------------------------------------------------------------

                                                                                 Number
                                                                                   of        IPO       Conversion
Ticker        Short Name                        Exchange     City        State   Offices     Date         Type
--------------------------------------------    -------------------------------------------------------------------
        Comparable Thrift Data
ANE     Alliance Bancorp of New England, Inc.     AMEX      Vernon         CT       9     12/19/1986    Standard
CEBK    Central Bancorp, Inc.                     NASDAQ    Somerville     MA       9     10/24/1986    Standard
ESBK    Elmira Savings Bank, FSB                  NASDAQ    Elmira         NY       6     03/01/1985    Standard
HIFS    Hingham Institution for Savings           NASDAQ    Hingham        MA       7     12/20/1988    Standard
IFSB    Independence Federal Savings Bank         NASDAQ    Washington     DC       5     06/06/1985    Standard
LARL    Laurel Capital Group, Inc.                NASDAQ    Allison Park   PA       8     02/20/1987    Standard
LSBX    LSB Corporation                           NASDAQ    North Andover  MA       6     05/02/1986    Standard
MYST    Mystic Financial, Inc.                    NASDAQ    Medford        MA       7     01/09/1998    Standard
NBN     Northeast Bancorp                         AMEX      Auburn         ME      12     08/19/1987    Standard
NHTB    New Hampshire Thrift Bancshares, Inc.     NASDAQ    Newport        NH      14     05/22/1986    Standard
PHFC    Pittsburgh Financial Corp.                NASDAQ    Wexford        PA       8     04/01/1996    Standard
PHSB    PHSB Financial Corp.                      NASDAQ    Beaver Falls   PA      10     12/21/2001    Second-Stage
WVFC    WVS Financial Corp.                       NASDAQ    Pittsburgh     PA       6     11/29/1993    Standard
--------------------------------------------      ------------------------------------------------------------------
        Average
        Median
        Maximum
        Minimum

TBD     American Financial Group                  OTC       Bloomfield     NJ       2                   Mutual Holding Co.


continued.......

Exhibit 7
Selected Financial Data


                                                 Key Financial Data as of The Most Recent Quarter
                                                 ------------------------------------------------

                                                   Total    Loans/  Loans/  Deposits Borrowings/
                                                   Assets  Deposits Assets   Assets    Assets
Ticker        Short Name                           ($000)    (%)     (%)      (%)        (%)
--------------------------------                 ------------------------------------------------
        Comparable Thrift Data
ANE     Alliance Bancorp of New England, Inc.      420,821    84.48   66.39   78.58   12.76
CEBK    Central Bancorp, Inc.                      476,827   135.61   81.89   60.39   30.32
ESBK    Elmira Savings Bank, FSB                   282,891    84.44   70.16   83.09    8.40
HIFS    Hingham Institution for Savings            433,227   119.19   76.96   64.57   25.01
IFSB    Independence Federal Savings Bank          250,986    36.34   29.71   81.74    8.20
LARL    Laurel Capital Group, Inc.                 271,146    77.93   62.87   80.68    7.97
LSBX    LSB Corporation                            435,787    80.99   52.00   64.21   22.62
MYST    Mystic Financial, Inc.                     398,038    83.49   65.90   78.94   12.96
NBN     Northeast Bancorp                          469,715   116.20   81.75   70.36   19.88
NHTB    New Hampshire Thrift Bancshares, Inc.      496,645    74.77   64.64   86.45    1.73
PHFC    Pittsburgh Financial Corp.                 379,702   125.08   60.55   48.41   42.36
PHSB    PHSB Financial Corp.                       343,519    71.07   49.11   69.11   16.38
WVFC    WVS Financial Corp.                        368,242    66.97   30.01   44.81   44.24
--------------------------------                   ----------------------------------------------
        Average                                    386,734    88.97   60.92   70.10   19.45
        Median                                     398,038    83.49   64.64   70.36   16.38
        Maximum                                    496,645   135.61   81.89   86.45   44.24
        Minimum                                    250,986    36.34   29.71   44.81    1.73

TBD     American Financial Group                   360,202    88.22   67.05   76.58   15.82

        Variance to the Comparable Median          (37,836)    4.73    2.41    6.22   (0.56)


Exhibit 7
Selected Financial Data

                                                                                                             Asset Quality as of
                                                           Capital as of The Most Recent Quarter           The Most Recent Quarter
                                                   ----------------------------------------------------  --------------------------
                                                              Tangible Intangible Core Capital  Equity +
                                                     Equity/  Equity/   Assets/    Tangible     Reserves/ NPLs/   Reserves    NPAs/
                                                     Assets   Tang Asset Equity     Assets       Assets  Loans     NPLs      Assets
Ticker        Short Name                                 (%)     (%)      (%)        (%)         (%)      (%)       (%)       (%)
--------------------------------------------       ----------------------------------------------------  --------------------------
        Comparable Thrift Data

ANE     Alliance Bancorp of New England, Inc.          6.48    6.47     0.18          NA        7.45      0.50     291.07    0.33
CEBK    Central Bancorp, Inc.                          8.27    7.84     5.66          NA        8.96         -         NM       -
ESBK    Elmira Savings Bank, FSB                       7.54    7.33     3.02        7.22        8.25      0.84     119.47    0.60
HIFS    Hingham Institution for Savings                8.70    8.70        -        8.77        9.36      0.22     385.29    0.17
IFSB    Independence Federal Savings Bank              9.20    9.20        -        8.90        9.38      2.34      25.97    0.71
LARL    Laurel Capital Group, Inc.                    10.06   10.06        -        9.57       10.72      0.09         NM    0.11
LSBX    LSB Corporation                               12.22   12.22        -       12.06       13.18      0.01         NM    0.01
MYST    Mystic Financial, Inc.                         6.31    6.31        -          NA        6.86      0.11     734.12    0.07
NBN     Northeast Bancorp                              7.82    7.61     2.88        8.67        8.65      0.36     279.93    0.35
NHTB    New Hampshire Thrift Bancshares, Inc.          6.80    4.46    35.95        7.02        7.58      0.21     583.73    0.14
PHFC    Pittsburgh Financial Corp.                     6.00    5.96     0.67          NA        6.81      2.08      64.25    1.41
PHSB    PHSB Financial Corp.                          13.65   13.65        -          NA       14.14      0.33     305.92    0.16
WVFC    WVS Financial Corp.                            8.18    8.18        -          NA        8.91        NA         NA      NA
------------------------------------------------------------------------------------------------------------------------------------
        Average                                        8.56    8.31     3.72        8.89        9.25      0.59     309.97    0.34
        Median                                         8.18    7.84        -        8.77        8.91      0.28     291.07    0.17
        Maximum                                       13.65   13.65    35.95       12.06       14.14      2.34     734.12    1.41
        Minimum                                        6.00    4.46        -        7.02        6.81         -      25.97       -

TBD     American Financial Group                       6.06    6.06        -        6.03        6.57      0.22     343.94    0.15



conitnued...

Exhibit 7
Selected Financial Data
                                                     Asset Quality as of the      Profitability of the
                                                       Most Recent Quarter           Most Recent Quarter
                                                   -----------------------------  -----------------------


                                                    NPAs/   Reserves   Reserves/   Return on    Return on
                                                   Equity   Loans      NPAs + 90   Avg Assets  Avg Equity
Ticker        Short Name                            (%)      (%)         (%)        (%)           (%)
--------------------------------------------       ------------------------------  ----------------------
        Comparable Thrift Data
ANE     Alliance Bancorp of New England, Inc.        5.13     1.46        NA          0.90        14.25
CEBK    Central Bancorp, Inc.                           -     0.84        NM         (0.35)       (4.15)
ESBK    Elmira Savings Bank, FSB                     8.02     1.01    116.96          0.81        10.74
HIFS    Hingham Institution for Savings              1.97     0.86    385.29          0.18         2.05
IFSB    Independence Federal Savings Bank            7.69     0.61     24.86          0.17         1.84
LARL    Laurel Capital Group, Inc.                   1.12     1.05    590.13          1.04        10.51
LSBX    LSB Corporation                              0.06     1.84        NM          0.51         4.12
MYST    Mystic Financial, Inc.                       1.18     0.83    734.12          0.32         5.02
NBN     Northeast Bancorp                            4.47     1.02        NA          0.90        11.70
NHTB    New Hampshire Thrift Bancshares, Inc.        2.03     1.21    565.84          0.97        14.35
PHFC    Pittsburgh Financial Corp.                  23.43     1.34     57.60             -         0.05
PHSB    PHSB Financial Corp.                         1.19     1.01    278.43          0.76         5.39
WVFC    WVS Financial Corp.                            NA     2.43        NA          0.75         9.73
--------------------------------------------------------------------------------------------------------
        Average                                      4.69     1.19    344.15          0.54         6.58
        Median                                       2.00     1.02    331.86          0.75         5.39
        Maximum                                     23.43     2.43    734.12          1.04        14.35
        Minimum                                         -     0.61     24.86         (0.35)       (4.15)

TBD     American Financial Group                     2.46     0.76    343.94          0.36         6.09

        Variance to the Comparable Median (2.12) (1.78)  --  (2.74) (2.34) (0.06) 52.87 (0.02) 0.46  (0.26) 12.08 (0.39) (0.70)


                                                                      Income Statement as of The Most Recent Quarter
                                                 -------------------------------------------------------------------------
                                                 Yield on           Net     Net     Non-int.  Non-int.
                                                 Ave Earn  Cost of InterestInterest Income/   Expense  Efficiency Overhead
                                                 Assets   Funds   Spread   Margin  Avg Asset Avg Assets  Ratio      Ratio
Ticker        Short Name                           (%)      (%)     (%)      (%)      (%)      (%)         (%)      (%)
--------------------------------------------     -------------------------------------------------------------------------
ANE     Alliance Bancorp of New England, Inc.       6.01   2.60    3.41      3.39     0.89      2.60    64.80      54.79
CEBK    Central Bancorp, Inc.                         NA     NA      NA      4.13     0.77      3.86    85.56      82.58
ESBK    Elmira Savings Bank, FSB                    5.97   2.72    3.25      3.63     0.77      2.99    69.60      62.83
HIFS    Hingham Institution for Savings             6.20   2.70    3.50      3.86     0.28      1.95    49.00      45.10
IFSB    Independence Federal Savings Bank           4.60   2.85    1.75      1.93     1.70      3.41    95.63      91.64
LARL    Laurel Capital Group, Inc.                  5.71   3.40    2.31      2.76     0.35      1.50    49.37      42.76
LSBX    LSB Corporation                             5.38   2.63    2.75      3.10     0.26      2.46    75.25      73.12
MYST    Mystic Financial, Inc.                      5.72   3.17    2.55      2.84     0.50      2.51    77.70      73.57
NBN     Northeast Bancorp                           6.57   3.23    3.34      3.43     0.94      2.80    68.84      59.25
NHTB    New Hampshire Thrift Bancshares, Inc.       5.31   1.91    3.40      3.53     1.75      3.55    69.81      53.90
PHFC    Pittsburgh Financial Corp.                  5.95   4.55    1.40      1.76     0.51      2.36    108.0     110.48
PHSB    PHSB Financial Corp.                        5.71   3.21    2.50      2.92     0.30      2.19    69.24      66.05
WVFC    WVS Financial Corp.                         4.82   3.24    1.58      1.87     0.16      1.00    50.08      45.85
-----------------------------------------------   -------------------------------------------------------------------------
        Average                                     5.66   3.02    2.65      3.01     0.71      2.55    71.76      66.30
        Median                                      5.72   3.01    2.65      3.10     0.51      2.51    69.60      62.83
        Maximum                                     6.57   4.55    3.50      4.13     1.75      3.86    108.0     110.48
        Minimum                                     4.60   1.91    1.40      1.76     0.16      1.00    49.00      42.76

TBD     American Financial Group                    5.21   2.96    2.25      2.56     0.21      1.95    72.25      69.89


continued.....


Exhibit 7
Selected Financial Data
                                                     Balance Sheet Growth
                                                         as of the MRQ                Market Data as of The Most Recent Quarter
                                                 --------------------------  ------------------------------------------------------
                                                                                                                            MRQ
                                                 Asset    Loan     Deposit    MRQ     MRQ      MRQ     MRQ  MRQ Publicly Tangible
                                                 Growth  Growth    Growth    Market   Price   Price   Price  Reported  Publicly Rep
                                                 Rate    Rate       Rate     Value  Per Share  High    Low  Book Value   Book Value
Ticker        Short Name                          (%)    (%)         (%)      ($)      ($)     ($)     ($)     ($)           ($)
--------------------------------------------     --------------------------  ------------------------------------------------------
        Comparable Thrift Data
ANE     Alliance Bancorp of New England, Inc.     6.09      1.58    (0.18)    53.57   20.00     20.05   18.55   10.18       10.16
CEBK    Central Bancorp, Inc.                    (9.20)    10.48     1.70     55.44   33.35     33.87   30.91   23.73       22.39
ESBK    Elmira Savings Bank, FSB                 (1.63)   (10.34)   (5.50)    27.30   28.98     31.00   25.30   22.63       21.95
HIFS    Hingham Institution for Savings           6.38     12.23     6.02     71.92   34.75     34.75   30.18   18.21       18.21
IFSB    Independence Federal Savings Bank        (5.72)    (8.17)   (6.95)    24.13   17.10     17.99   12.20   16.37       16.37
LARL    Laurel Capital Group, Inc.               (7.62)   (14.97)   (9.52)    35.83   19.03     20.00   18.00   14.49       14.49
LSBX    LSB Corporation                          (3.05)   (23.17)    0.48     56.76   13.50     13.80   12.23   12.67       12.67
MYST    Mystic Financial, Inc.                   21.68      9.28    37.15     27.76   18.90     19.30   17.70   18.13       18.13
NBN     Northeast Bancorp                        19.53     (7.90)   37.98     39.69   15.00     15.24   14.70   13.89       13.49
NHTB    New Hampshire Thrift Bancshares, Inc.    14.15    (17.11)   15.36     46.57   23.75     23.99   18.30   17.24       11.04
PHFC    Pittsburgh Financial Corp.               (23.43   (16.32)   (0.99)    19.71   13.83     14.51   12.59   15.98       15.87
PHSB    PHSB Financial Corp.                     (2.34)     3.26     8.68     52.18   17.89     17.89   16.66   16.07       16.07
WVFC    WVS Financial Corp.                     (39.19)   (58.99)   (2.04)    45.26   17.50     18.13   15.78   11.65       11.65
----------------------------------------------------------------------------------------------------------------------------------
        Average                                  (1.87)    (9.24)    6.32     42.78   21.04     21.58   18.70   16.25       15.58
        Median                                   (2.34)    (8.17)    0.48     45.26   18.90     19.30   17.70   16.07       15.87
        Maximum                                  21.68     12.23    37.98     71.92   34.75     34.75   30.91   23.73       22.39
        Minimum                                 (39.19)   (58.99)   (9.52)    19.71   13.50     13.80   12.20   10.18       10.16

TBD     American Financial Group                 15.36     32.49     8.52        NA      NA        NA      NA      NA          NA

        Variance to the Comparable Median (0.51) (0.05) (0.40) (0.54) (0.30) (0.56) 2.65 7.06 17.70  40.66  8.04  NA NA  NA NA NA NA

Exhibit 7
Selected Financial Data



                                                         Dividends    Current Pricing Data as of 05/09/03
                                                     ----------------- -------------------------------------

                                                      Current  LTM Div.         Price/           Price/
                                                      Dividend  Payout  Price/  Core     Price/   LTM
                                                       Yield    Ratio  Earnings Earnings LTM EPS Core EPS
Ticker           Short Name                              ($)      (%)     (x)    (x)     (x)      (x)
--------------------------------------               ----------------  ----------------------------------
        Comparable Thrift Data
ANE     Alliance Bancorp of New England, Inc.           1.50   22.73     15.15   14.29    15.50   15.50
CEBK    Central Bancorp, Inc.                           1.44   32.12        NM      NM    24.34   22.23
ESBK    Elmira Savings Bank, FSB                        2.62   28.89     12.08   13.42    11.73   12.71
HIFS    Hingham Institution for Savings                 1.96   36.96     96.53      NM    15.11   17.03
IFSB    Independence Federal Savings Bank                  -      NM     53.44   53.44       NM   38.00
LARL    Laurel Capital Group, Inc.                      3.99   50.68     13.22   13.22    13.03   13.03
LSBX    LSB Corporation                                 3.56   71.43     25.96   25.96    21.43   21.43
MYST    Mystic Financial, Inc.                          1.90   31.53     12.77   16.88    15.88   16.43
NBN     Northeast Bancorp                               2.13   21.30      9.38   12.50    10.56   12.61
NHTB    New Hampshire Thrift Bancshares, Inc.           3.03   29.22      9.58   10.24    10.89   11.10
PHFC    Pittsburgh Financial Corp.                      2.75      NA        NM      NA    23.05      NA
PHSB    PHSB Financial Corp.                            2.24   31.82     19.45   23.54    20.33   22.09
WVFC    WVS Financial Corp.                             3.66   46.72     15.63   15.63    12.77   12.96
---------------------------------------------------------------------------------------------------------
        Average                                         2.37   36.67     25.74   19.91    16.22   17.93
        Median                                          2.24   31.82     15.15   14.96    15.31   15.97
        Maximum                                         3.99   71.43     96.53   53.44    24.34   38.00
        Minimum                                            -   21.30      9.38   10.24    10.56   11.10

TBD     American Financial Group                          NA      NA        NA      NA       NA      NA

continued....


Exhibit 7
Selected Financial Data

                                                         Current Pricing
                                                        Data as of 05/09/03              Productivity
                                                     ------------------------------   ------------------

                                                                 Price/                 Full Time
                                                       Price/    Tang                   Equivalent
                                                       Publicly  Publicly Rep Price/     Employees
                                                      Book Value Book Value  Assets    Most Recent
Ticker           Short Name                             (%)        (%)        (%)        Quarter
---------------------------------------------        -------------------------------  -------------------
        Comparable Thrift Data
ANE     Alliance Bancorp of New England, Inc.          196.46     196.85     12.73        113
CEBK    Central Bancorp, Inc.                          140.54     148.95     11.63         NA
ESBK    Elmira Savings Bank, FSB                       128.06     132.03      9.65         99
HIFS    Hingham Institution for Savings                190.83     190.83     16.60         79
IFSB    Independence Federal Savings Bank              104.46     104.46      9.62         73
LARL    Laurel Capital Group, Inc.                     131.33     131.33     13.17         48
LSBX    LSB Corporation                                106.55     106.55     13.02        103
MYST    Mystic Financial, Inc.                         104.25     104.25      6.97         NA
NBN     Northeast Bancorp                              107.99     111.19      8.45         NA
NHTB    New Hampshire Thrift Bancshares, Inc.          137.76     215.13      9.37        157
PHFC    Pittsburgh Financial Corp.                      86.55      87.15      5.19         73
PHSB    PHSB Financial Corp.                           111.33     111.33     15.19         84
WVFC    WVS Financial Corp.                            150.21     150.21     12.29         NA
----------------------------------------------------------------------------------------------
        Average                                        130.49     137.71     11.07         92
        Median                                         128.06     131.33     11.63         84
        Maximum                                        196.46     215.13     16.60        157
        Minimum                                         86.55      87.15      5.19         48

TBD     American Financial Group                           NA         NA        NA         56

        Variance to the Comparable Median   NA   NA   NA   NA   NM   NM   NA   NA   NA  (28)

Exhibit 7
Selected Financial Data


                                                                            Income
                                        -------------------------------------------------------------------------------------------


                                            Net Income  Core Income Core EPS     EPS       Net Income   Core Income Core EPS  EPS
Ticker         Short Name                        MRQ        MRQ       MRQ        MRQ          LTM          LTM       LTM      LTM
-----------------------------------------------------------------------------------------------------------------------------------
       Comparable Thrift Data
ANE    Alliance Bancorp of New England, Inc.     923      973         0.33       0.35        3,531        3,530     1.29     1.29
CEBK   Central Bancorp, Inc.                    (418)    (345)       (0.27)     (0.22)       2,187        2,388     1.37     1.50
ESBK   Elmira Savings Bank, FSB                  573      517         0.60       0.54        2,367        2,186     2.47     2.28
HIFS   Hingham Institution for Savings           197      (88)        0.09      (0.04)       4,786        4,241     2.30     2.04
IFSB   Independence Federal Savings Bank         106      106         0.08       0.08         (278)         617    (0.20)    0.45
LARL   Laurel Capital Group, Inc.                710      710         0.36       0.36        2,924        2,921     1.46     1.46
LSBX   LSB Corporation                           550      550         0.13       0.13        2,834        2,834     0.63     0.63
MYST   Mystic Financial, Inc.                    310      393         0.22       0.28        1,563        1,623     1.11     1.15
NBN    Northeast Bancorp                       1,076      814         0.40       0.30        3,823        3,188     1.42     1.19
NHTB   New Hampshire Thrift Bancshares, Inc.   1,182    1,141         0.60       0.58        4,300        4,193     2.19     2.14
PHFC   Pittsburgh Financial Corp.                  3     (156)           -         NA          808          387     0.60       NA
PHSB   PHSB Financial Corp.                      652      538         0.23       0.19        2,615        2,395     0.88     0.81
WVFC   WVS Financial Corp.                       732      732         0.28       0.28        3,646        3,603     1.37     1.35
----------------------------------------------------------------    ---------  -------    -----------    -------------------------
       Average                                   507      453         0.23       0.24        2,700        2,624     1.30     1.36
       Median                                    573      538         0.23       0.28        2,834        2,834     1.37     1.32
       Maximum                                 1,182    1,141         0.60       0.58        4,786        4,241     2.47     2.28
       Minimum                                  (418)    (345)       (0.27)     (0.22)        (278)         387    (0.20)    0.45

TBD    American Financial Group                   NA       NA           NA         NA           NA           NA       NA       NA

        Variance to the Comparable Median   NM   NM   NM   NM   NM   NM   NM   NM

                                   Exhibit 8


                Exhibit 8
           Industry Multiples
     Pricing Data as of May 9, 2003


                                                                      ------------------------------------------------------
                                                                                Current Price in Relation to
                                                  Current   Current   ------------------------------------------------------
                                                    Stock    Market               Price/                 Price/
                                                    Price     Value   Earnings  Core EPS  LTM EPS  LTM Core EPS  Book Value
Ticker Short Name                                     ($)      ($M)        (x)       (x)      (x)           (x)         (%)
----------------------------------------------------------------------------------------------------------------------------
HWEN   Home Financial Bancorp                        4.95      6.71      17.68     17.68    16.50         11.79      100.81
PPBI   Pacific Premier Bancorp, Inc.                 5.45      7.27         NM        NM     7.47         10.28      128.24
SOBI   Sobieski Bancorp, Inc.                       13.43      9.01       2.95        NM       NM            NM       85.81
HCFC   Home City Financial Corporation              13.00     10.20      14.77     19.12    17.81         33.33       88.20
BRBI   Blue River Bancshares, Inc.                   4.53     10.90         NM        NM       NM            NM       85.31
FFED   Fidelity Federal Bancorp                      1.60     10.95      40.00        NM       NM            NM      114.29
CRZY   Crazy Woman Creek Bancorp Incorporated       14.50     11.77      19.08     19.08    63.04         38.16       86.77
SZB    SouthFirst Bancshares, Inc.                  14.50     11.79      32.95        NM    17.68         28.43       84.16
AMFC   AMB Financial Corp.                          16.50     12.60      10.06     10.06    12.41         12.41      107.35
AABC   Access Anytime Bancorp, Inc.                  9.45     12.82      12.43     12.43    12.95         13.50       90.52
CIBI   Community Investors Bancorp, Inc.            12.00     13.14      13.04     11.11    11.54         10.91      102.74
SRN    Southern Banc Company, Inc. (The)            14.52     13.96      22.69     22.69    16.31         19.62       74.85
LOGN   Logansport Financial Corp.                   17.50     14.90      10.67     12.50    10.42         11.29       95.47
SFFC   StateFed Financial Corporation               11.72     14.99      15.42     15.42    78.13            NA      105.40
FKAN   First Kansas Financial Corporation           16.85     15.30      30.09     30.09    21.60         22.47       91.23
KYF    Kentucky First Bancorp, Inc.                 17.95     15.84      19.51     19.51    16.78         16.78      121.28
FFDF   FFD Financial Corporation                    13.26     16.20      14.41     14.41    17.45         17.45       96.09
MSBF   MSB Financial, Inc.                          13.00     16.91       8.78      8.78    10.32         10.24      113.34
UTBI   United Tennessee Bankshares, Inc.            14.00     17.82      10.29     10.61    10.29         10.53      110.50
CKFB   CKF Bancorp, Inc.                            24.25     17.84      12.37     12.37    12.13         12.19      122.29
NBSI   North Bancshares, Inc.                       17.00     19.43      70.83     53.13    30.91         36.96      140.73
PHFC   Pittsburgh Financial Corp.                   13.83     19.71         NM        NA    23.05            NA       86.55
HFFB   Harrodsburg First Financial Bancorp          15.00.    20.01      15.00     19.74    21.13         23.08       88.81
GUPB   GFSB Bancorp, Inc.                           17.60     20.24      11.89     11.89    12.14         12.14      117.41
GCFC   Central Federal Corporation                  12.42     20.34         NM     22.18       NM         29.57      116.29
BYFC   Broadway Financial Corporation               11.25     20.46      15.63     15.63    14.61         14.61      130.21
PSFC   Peoples-Sidney Financial Corporation         14.30     20.64      23.83     23.83    23.06         23.83      120.07
AFBC   Advance Financial Bancorp                    22.80     21.26      13.90     13.57    11.46         11.01      111.49
GAFC   Greater Atlantic Financial Corp.              7.16     21.57      25.57     25.57    15.91         17.05      103.17
HCBC   High Country Bancorp, Inc.                   24.75     22.15      11.46     10.49    11.79         12.56      132.00
FKKY   Frankfort First Bancorp, Inc.                18.11     22.57      19.68     19.68    18.11         18.11      125.16
MFLR   Mayflower Co-operative Bank                  17.09     23.15      12.95     10.68    14.99         14.01      141.94
FCB    Falmouth Bancorp, Inc.                       25.75     23.26         NM        NA    55.98            NA      139.42
FNFI   First Niles Financial, Inc.                  16.30     23.34      20.38     22.64    20.90         23.97      133.06
FFBZ   First Federal Bancorp, Inc.                   7.20     23.37      12.00     12.00    14.69         13.09      112.32
GTPS   Great American Bancorp, Inc.                 30.70     23.51      14.48     14.48    14.90         14.90      132.61
HLFC   Home Loan Financial Corporation              14.35     23.57      13.29        NA    13.05            NA      111.76
IFSB   Independence Federal Savings Bank            17.10     24.13      53.44     53.44       NM         38.00      104.46
PBNC   PFS Bancorp, Inc.                            16.50     24.30      27.50     25.78    29.46         28.95       92.23
FBTC   First BancTrust Corporation                  19.25     24.67      11.74     11.74    15.78         16.74       95.11
FFWC   FFW Corporation                              18.00     24.73      10.47     10.71    10.53         10.11      105.94
ASBP   ASB Financial Corp.                          16.00     25.18      12.50     12.12    12.03         14.81      148.70
HCBB   HCB Bancshares, Inc.                         17.25     25.21         NM        NM    23.00         42.07       89.56
NEIB   Northeast Indiana Bancorp, Inc.              17.00     25.23      12.88     12.88    14.29         14.29       94.81
HMLK   Hemlock Federal Financial Corp.              28.17     25.38      15.31     14.98    13.61         15.74      127.06
PEDE   Great Pee Dee Bancorp, Inc.                  14.57     25.57      22.77     17.35    16.56         16.94       98.85
RIVR   River Valley Bancorp                         31.71     25.81      10.86     10.86     9.82         11.17      124.60
WEFC   Wells Financial Corp.                        22.95     25.95       7.45      7.45     8.17          8.17      100.26
FBSI   First Bancshares, Inc.                       16.00     26.16      10.00     10.00    13.79         13.79      101.91


                                                    ----------------------------
                                                    Current Price in Relation to
                                                    ----------------------------    Current             LTM
                                                      Tangible                     Dividend        Dividend
                                                    Book Value        Assets          Yield    Payout Ratio
Ticker Short Name                                          (%)           (%)            (%)             (%)
-----------------------------------------------------------------------------------------------------------
HWEN   Home Financial Bancorp                           100.81         10.65           2.42           40.00
PPBI   Pacific Premier Bancorp, Inc.                    128.24          3.13              -               -
SOBI   Sobieski Bancorp, Inc.                            85.81          6.89           2.53              NM
HCFC   Home City Financial Corporation                   90.91          6.81           3.38           70.97
BRBI   Blue River Bancshares, Inc.                       85.31          8.86              -              NM
FFED   Fidelity Federal Bancorp                         114.29          7.70              -              NM
CRZY   Crazy Woman Creek Bancorp Incorporated            88.36         15.59           3.31          208.70
SZB    SouthFirst Bancshares, Inc.                       87.61          8.61           4.14           73.17
AMFC   AMB Financial Corp.                              107.35          8.15           1.45           18.05
AABC   Access Anytime Bancorp, Inc.                     102.72          6.52              -               -
CIBI   Community Investors Bancorp, Inc.                102.74         10.89           2.67           28.18
SRN    Southern Banc Company, Inc. (The)                 74.92         12.39           2.41           39.33
LOGN   Logansport Financial Corp.                        95.47         10.21           3.20           32.14
SFFC   StateFed Financial Corporation                   105.40         14.88           3.41              NA
FKAN   First Kansas Financial Corporation                91.23         10.23           1.19           25.64
KYF    Kentucky First Bancorp, Inc.                     121.28         20.89           3.57           44.86
FFDF   FFD Financial Corporation                         96.09         12.19           3.02           51.32
MSBF   MSB Financial, Inc.                              128.97         16.38           3.54          194.05
UTBI   United Tennessee Bankshares, Inc.                116.67         15.90           2.36           46.32
CKFB   CKF Bancorp, Inc.                                132.80         11.95           3.30           37.69
NBSI   North Bancshares, Inc.                           140.73         14.24           2.59           80.00
PHFC   Pittsburgh Financial Corp.                        87.15          5.19           2.75              NA
HFFB   Harrodsburg First Financial Bancorp               91.35         12.94           4.00           84.51
GUPB   GFSB Bancorp, Inc.                               117.41          9.58           2.50           28.28
GCFC   Central Federal Corporation                      116.29         18.50           2.90           83.72
BYFC   Broadway Financial Corporation                   130.21          9.42           1.33           16.23
PSFC   Peoples-Sidney Financial Corporation             120.07         14.84           3.36           71.67
AFBC   Advance Financial Bancorp                        111.49          9.09           2.11           23.19
GAFC   Greater Atlantic Financial Corp.                 109.98          4.40              -               -
HCBC   High Country Bancorp, Inc.                       132.00         12.42           2.02           25.38
FKKY   Frankfort First Bancorp, Inc.                    125.16         16.23           6.18          112.00
MFLR   Mayflower Co-operative Bank                      142.89         12.28           3.51           52.63
FCB    Falmouth Bancorp, Inc.                           139.42         14.79           2.02          113.04
FNFI   First Niles Financial, Inc.                      133.06         23.27           3.44           69.23
FFBZ   First Federal Bancorp, Inc.                      112.32         10.19           3.06           42.86
GTPS   Great American Bancorp, Inc.                     136.32         13.66           1.43           21.36
HLFC   Home Loan Financial Corporation                  111.76         15.99           4.60           51.36
IFSB   Independence Federal Savings Bank                104.46          9.62              -              NM
PBNC   PFS Bancorp, Inc.                                 92.23         20.14           1.82           40.18
FBTC   First BancTrust Corporation                       95.11         11.57           1.04           16.39
FFWC   FFW Corporation                                  110.63         10.45           3.33           34.50
ASBP   ASB Financial Corp.                              148.70         16.33           3.25           41.80
HCBB   HCB Bancshares, Inc.                              89.56          9.87           2.09           45.33
NEIB   Northeast Indiana Bancorp, Inc.                   94.81         11.23           3.06           42.02
HMLK   Hemlock Federal Financial Corp.                  135.96          8.64           2.27           27.78
PEDE   Great Pee Dee Bancorp, Inc.                      104.44         17.67           3.84           60.23
RIVR   River Valley Bancorp                             124.79         11.48           3.15           25.40
WEFC   Wells Financial Corp.                            100.26         11.46           3.49           26.33
FBSI   First Bancshares, Inc.                           104.30          9.90           1.00           13.79


                                                                      ------------------------------------------------------
                                                                                Current Price in Relation to
                                                  Current   Current   ------------------------------------------------------
                                                    Stock    Market               Price/                 Price/
                                                    Price     Value   Earnings  Core EPS  LTM EPS  LTM Core EPS  Book Value
Ticker Short Name                                     ($)      ($M)        (x)       (x)      (x)           (x)         (%)
----------------------------------------------------------------------------------------------------------------------------
FFHS   First Franklin Corporation                   16.10     26.33      16.10     23.68    20.38         20.13      111.42
ALFC   Atlantic Liberty Financial Corp              16.71     26.53      23.21        NA       NA            NA      115.72
GSLA   GS Financial Corp.                           19.19     26.63      15.48     15.48    20.63         20.86       82.75
SSFC   South Street Financial Corp.                  8.80     27.10      12.22     12.22    15.17         15.17      108.91
ESBK   Elmira Savings Bank, FSB                     28.98     27.30      12.08     13.42    11.73         12.71      128.06
MYST   Mystic Financial, Inc.                       18.90     27.76      12.77     16.88    15.88         16.43      104.25
SMBC   Southern Missouri Bancorp, Inc.              24.40     28.18      10.52     10.52    10.94         10.94      114.13
FBEI   First Bancorp of Indiana, Inc.               16.96     28.57      22.32     16.31    19.06         20.68       92.53
UFBS   Union Financial Bancshares, Incorporated     15.05     29.58      15.68     20.90    17.10         18.81      105.84
PFED   Park Bancorp, Inc.                           25.30     30.20      15.06     16.64    13.75         15.52      102.14
STBI   Sturgis Bancorp, Inc.                        10.76     30.22       9.61      9.61    11.33         11.33      109.68
LSBI   LSB Financial Corp.                          22.26     30.37       9.76      9.76    10.97         10.97      113.40
CFFC   Community Financial Corporation              15.25     31.41      13.62     10.03    11.47         11.73      121.32
MFBC   MFB Corp.                                    24.88     31.51      17.28     17.28    56.55         28.27       95.11
MCBF   Monarch Community Bancorp, Inc.              14.04     32.49         NA        NA       NA            NA       87.91
CNY    Carver Bancorp, Inc.                         14.30     32.85       8.51      8.51     9.41          9.41       85.73
FDTR   Federal Trust Corporation                     5.25     34.60      13.13     16.41    14.58         16.41      138.16
FBNW   FirstBank NW Corp.                           25.66     35.44      11.06     11.06    12.40         12.40      110.41
CFSB   Citizens First Financial Corp.               24.40     35.55      13.26     13.26    20.00         19.68      111.52
LARL   Laurel Capital Group, Inc.                   19.03     35.83      13.22     13.22    13.03         13.03      131.33
KNK    Kankakee Bancorp, Inc.                       39.25     36.60       7.67      9.91    16.35         18.60      111.51
DFBS   DutchFork Bancshares, Inc.                   30.00     36.88      15.00     27.78    14.78         26.09      110.42
UCBC   Union Community Bancorp                      17.30     39.41      13.95     13.95    13.62         13.62      104.85
NBN    Northeast Bancorp                            15.00     39.69       9.38     12.50    10.56         12.61      107.99
ASBI   Ameriana Bancorp                             12.93     40.71         NM        NM       NM            NM      104.27
WOFC   Western Ohio Financial Corporation           24.03     42.18      17.16     18.77    16.69         18.92       97.60
SFBI   Security Financial Bancorp, Inc.             23.81     44.38         NM     59.53   103.52         44.09      119.83
FKFS   First Keystone Financial, Inc.               22.50     44.68      16.54     14.42    15.96         17.31      138.21
FFBI   First Federal Bancshares, Inc.               21.80     45.05      17.03     21.80    19.46         20.76       95.49
WVFC   WVS Financial Corp.                          17.50     45.26      15.63     15.63    12.77         12.96      150.21
CASH   First Midwest Financial, Inc.                18.19     45.36      12.29     12.29    14.91         15.68      100.17
NHTB   New Hampshire Thrift Bancshares, Inc.        23.75     46.57       9.58     10.24    10.89         11.10      137.76
BFSB   Bedford Bancshares, Inc.                     23.25     48.62      15.30     15.30    16.15         16.15      186.30
FSBI   Fidelity Bancorp, Inc.                       21.60     52.47      12.56     13.85    12.34         12.86      117.58
WFI    Winton Financial Corporation                 11.80     53.11       9.52      9.52     9.37          9.83      124.87
ANE    Alliance Bancorp of New England, In          20.00     53.57      15.15     14.29    15.50         15.50      196.46
WSB    Washington Savings Bank, F.S.B. (The)         7.95     54.89       8.28      9.94    10.19         11.87      152.01
HFBC   HopFed Bancorp, Inc.                         15.26     55.40      14.13     16.59    12.51         13.39      118.20
CEBK   Central Bancorp, Inc.                        33.35     55.44         NM        NM    24.34         22.23      140.54
HWFG   Harrington West Financial Group, Inc.        12.85     55.61       8.92      8.68       NA            NA      126.60
LSBX   LSB Corporation                              13.50     56.76      25.96     25.96    21.43         21.43      106.55
FFHH   FSF Financial Corp.                          26.00     60.34       9.56      9.56     9.42          9.42      119.32
HARL   Harleysville Savings Financial Corporation   26.50     60.35      13.52     13.52    13.12         13.12      152.47
PCBI   Peoples Community Bancorp, Inc.              24.50     61.57      19.14     15.71    17.01         28.16      139.36
HFFC   HF Financial Corp.                           19.14     62.47       9.97     10.63    14.72         11.67      124.45
MTXC   Matrix Bancorp, Inc.                         10.00     64.91       8.62      8.62       NM            NM       94.25
NEPF   Northeast Pennsylvania Financial Corp.       16.00     66.83      12.12     26.67    15.38         19.75       99.26
TSH    Teche Holding Co.                            29.20     67.86      13.04     13.27    11.45         11.50      117.79
PFDC   Peoples Bancorp                              20.30     69.85      12.69     12.08    12.93         12.93      113.09


                                                    ----------------------------
                                                    Current Price in Relation to
                                                    ----------------------------    Current             LTM
                                                      Tangible                     Dividend        Dividend
                                                    Book Value        Assets          Yield    Payout Ratio
Ticker Short Name                                          (%)           (%)            (%)             (%)
-----------------------------------------------------------------------------------------------------------
FFHS   First Franklin Corporation                      111.42           9.39          1.86           37.97
ALFC   Atlantic Liberty Financial Corp                 115.72          20.22             -              NA
GSLA   GS Financial Corp.                               82.75          12.69          2.08           39.78
SSFC   South Street Financial Corp.                    108.91          12.06          4.55           68.97
ESBK   Elmira Savings Bank, FSB                        132.03           9.65          2.62           28.89
MYST   Mystic Financial, Inc.                          104.25           6.97          1.90           31.53
SMBC   Southern Missouri Bancorp, Inc.                 130.69          10.02          2.30           24.44
FBEI   First Bancorp of Indiana, Inc.                   99.41          15.85          2.71           39.02
UFBS   Union Financial Bancshares, Incorporated        130.76           8.58          2.66           45.45
PFED   Park Bancorp, Inc.                              102.14          11.45          2.37           30.98
STBI   Sturgis Bancorp, Inc.                           134.84          10.15          3.35           29.47
LSBI   LSB Financial Corp.                             113.40           9.63          2.25           22.41
CFFC   Community Financial Corporation                 121.51          10.98          2.36           26.15
MFBC   MFB Corp.                                        95.11           7.24          1.77           96.59
MCBF   Monarch Community Bancorp, Inc.                  87.91          16.41          1.42              NA
CNY    Carver Bancorp, Inc.                             86.14           6.48          1.40            3.29
FDTR   Federal Trust Corporation                       138.16           9.40          0.76               -
FBNW   FirstBank NW Corp.                              110.41          10.66          2.34           26.09
CFSB   Citizens First Financial Corp.                  111.52          10.08          1.64           27.87
LARL   Laurel Capital Group, Inc.                      131.33          13.17          3.99           50.68
KNK    Kankakee Bancorp, Inc.                          127.89           7.08          1.53           25.00
DFBS   DutchFork Bancshares, Inc.                      110.42          16.47             -               -
UCBC   Union Community Bancorp                         113.44          14.01          3.47           44.09
NBN    Northeast Bancorp                               111.19           8.45          2.13           21.30
ASBI   Ameriana Bancorp                                108.38           8.91          4.95              NM
WOFC   Western Ohio Financial Corporation               97.60          12.42          4.16           74.07
SFBI   Security Financial Bancorp, Inc.                119.83          22.33             -               -
FKFS   First Keystone Financial, Inc.                  138.21           8.58          1.78           26.24
FFBI   First Federal Bancshares, Inc.                   99.36          14.21          1.47           29.91
WVFC   WVS Financial Corp.                             150.21          12.29          3.66           46.72
CASH   First Midwest Financial, Inc.                   108.27           6.14          2.86           42.62
NHTB   New Hampshire Thrift Bancshares, Inc.           215.13           9.37          3.03           29.22
BFSB   Bedford Bancshares, Inc.                        186.30          18.50          2.24           34.03
FSBI   Fidelity Bancorp, Inc.                          127.21           8.34          2.44           27.43
WFI    Winton Financial Corporation                    125.27          10.39          3.47           30.95
ANE    Alliance Bancorp of New England, In             196.85          12.73          1.50           22.73
WSB    Washington Savings Bank, F.S.B. (The)           152.01          16.56          1.34           13.68
HFBC   HopFed Bancorp, Inc.                            136.25          12.96          2.88           34.92
CEBK   Central Bancorp, Inc.                           148.95          11.63          1.44           32.12
HWFG   Harrington West Financial Group, Inc.           143.74           6.66          1.25              NA
LSBX   LSB Corporation                                 106.55          13.02          3.56           71.43
FFHH   FSF Financial Corp.                             132.79          10.96          4.62           39.86
HARL   Harleysville Savings Financial Corporation      152.47           9.15          2.42           29.70
PCBI   Peoples Community Bancorp, Inc.                 156.65           9.94             -               -
HFFC   HF Financial Corp.                              138.90           8.09          2.40           35.00
MTXC   Matrix Bancorp, Inc.                             94.25           3.82             -              NM
NEPF   Northeast Pennsylvania Financial Corp.              NA           7.37          3.00           45.19
TSH    Teche Holding Co.                               117.79          12.89          1.71           19.61
PFDC   Peoples Bancorp                                 118.92          13.84          3.15           38.99


                                                                      ------------------------------------------------------
                                                                                Current Price in Relation to
                                                  Current   Current   ------------------------------------------------------
                                                    Stock    Market               Price/                 Price/
                                                    Price     Value   Earnings  Core EPS  LTM EPS  LTM Core EPS  Book Value
Ticker Short Name                                     ($)      ($M)        (x)       (x)      (x)           (x)         (%)
----------------------------------------------------------------------------------------------------------------------------
THRD   TF Financial Corporation                     25.69     70.34      22.15     37.78    15.38         20.39      101.98
HIFS   Hingham Institution for Savings              34.75     71.92      96.53        NM    15.11         17.03      190.83
OTFC   Oregon Trail Financial Corp.                 23.74     72.06      15.22     12.90    14.22         13.64      116.72
FFBH   First Federal Bancshares of Arkansas, Inc.   28.71     76.53       9.97      9.97    10.36         10.36      111.41
FMSB   First Mutual Bancshares, Inc.                18.53     79.33       9.65     11.03    10.90         11.80      172.69
HMNF   HMN Financial, Inc.                          18.30     79.48      12.71     17.60    15.51         17.94      106.15
CFSL   Chesterfield Financial Corp.                 20.65     80.46      28.68     28.68    25.81         25.81      110.07
LNCB   Lincoln Bancorp                              18.20     81.02      20.68     20.68    18.57         18.38      103.29
PVFC   PVF Capital Corp.                            14.23     82.41      10.16      9.36    10.62         11.12      148.85
ABBKE  Abington Bancorp, Inc.                       22.04     82.73      11.48     10.60    10.65         10.70      140.56
TSBK   Timberland Bancorp, Inc.                     20.40     86.77      11.33     11.33    11.33         11.33      114.48
WRO    Woronoco Bancorp Inc.                        24.10     87.24      16.28     16.74    16.74         19.92      115.26
MBBC   Monterey Bay Bancorp, Inc.                   25.95     89.81      12.48     12.48    14.58         14.58      154.19
EFC    EFC Bancorp, Inc.                            19.80     91.05      13.75     13.75    14.35         14.35      121.77
NMIL   NewMil Bancorp, Inc.                         22.40     94.73      13.66     13.66    14.55         14.55      172.18
FBCI   Fidelity Bancorp, Inc.                       30.09     95.07       5.34     11.57     9.15         12.97      154.31
SVBI   Severn Bancorp, Inc.                         23.15     95.90       9.04      9.33    10.07         10.87      244.71
FPTB   First PacTrust Bancorp, Inc.                 18.56     98.18      24.42     24.42       NA            NA      101.81
PFNC   Progress Financial Corporation               14.70    104.20      18.38     21.62    22.97         44.55      157.73
BFD    BostonFed Bancorp, Inc.                      26.01    114.85         NM        NM       NM            NM      127.38
FSFF   First SecurityFed Financial, Inc.            29.30    115.79      13.82     13.08    13.50         13.69      138.67
KFBI   Klamath First Bancorp, Inc.                  17.25    118.32      28.75     30.80    15.68         17.60       94.26
FBBC   First Bell Bancorp, Inc.                     26.18    118.74      15.22     14.54    13.16         13.85      160.02
EVRT   EverTrust Financial Group, Inc.              25.00    120.87      16.03     15.63    18.52         18.38      131.79
CAFI   Camco Financial Corporation                  16.10    121.83      12.58     12.58    12.58         12.58      125.39
MFSF   MutualFirst Financial, Inc.                  23.87    125.93      14.92     14.92    14.92         14.92      135.16
PVSA   Parkvale Financial Corporation               23.17    128.89      12.07     12.07    15.45         14.76      130.10
BYS    Bay State Bancorp, Inc.                      26.43    131.45      18.88     18.88    17.16         17.39      204.57
GAF    GA Financial, Inc.                           26.43    131.74      18.88     22.03    19.01         21.14      136.52
CFCP   Coastal Financial Corporation                12.80    136.14      12.80     13.91    13.06         13.62      192.48
MASB   MASSBANK Corp.                               30.50    138.45      18.15     19.06    15.97         16.85      121.18
WSBI   Warwick Community Bancorp, Inc.              29.82    138.54      17.75     18.64    15.53         16.94      178.88
FFLC   FFLC Bancorp, Inc.                           28.05    151.24      16.31     16.31    17.10         17.10      207.32
CBSA   Coastal Bancorp, Inc.                        30.05    154.67      13.18     13.18    10.15         12.37      125.94
UPFC   United PanAm Financial Corp.                  9.75    154.76      11.08     11.08    12.50         12.83      165.82
PROV   Provident Financial Holdings, Inc.           31.50    156.52       8.56      9.16    11.17         11.75      154.41
SUFI   Superior Financial Corp.                     19.36    160.32      11.00     11.52    10.70         14.67      120.55
BHL    Berkshire Hills Bancorp, Inc.                27.61    165.68      21.57     31.38   106.19            NM      139.44
CTZN   Citizens First Bancorp, Inc.                 20.07    171.68      12.54     11.95    13.03            NA      115.21
CITZ   CFS Bancorp, Inc.                            14.00    171.74      58.33     58.33    26.92         30.43      110.76
HRZB   Horizon Financial Corp.                      17.02    179.56      15.20     15.20    15.20         15.20      169.02
CCBI   Commercial Capital Bancorp Inc.              12.65    181.59      11.29     15.06       NA            NA      214.04
ESBF   ESB Financial Corporation                    17.61    185.69      19.14     22.01    19.79         20.01      185.96
NASB   NASB Financial, Inc.                         23.48    198.17       9.78      9.78     9.99          9.99      174.96
FPFC   First Place Financial Corp.                  16.17    215.27      11.89     12.63    14.18         14.97      119.60
HTHR   Hawthorne Financial Corporation              30.17    231.74       9.31      9.31    10.44          9.86      139.10
STFR   St. Francis Capital Corporation              24.95    234.49       9.75     11.14    10.48         11.09      130.56
QCBC   Quaker City Bancorp, Inc.                    37.40    237.85      10.39     10.39    10.81         10.81      176.42
FFIC   Flushing Financial Corporation               19.60    248.34      10.89     10.89    13.71         11.74      182.16


                                                    ----------------------------
                                                    Current Price in Relation to
                                                    ----------------------------    Current             LTM
                                                      Tangible                     Dividend        Dividend
                                                    Book Value        Assets          Yield    Payout Ratio
Ticker Short Name                                          (%)           (%)            (%)             (%)
-----------------------------------------------------------------------------------------------------------
THRD   TF Financial Corporation                         110.54          9.77           2.34           35.93
HIFS   Hingham Institution for Savings                  190.83         16.60           1.96           36.96
OTFC   Oregon Trail Financial Corp.                     116.83         19.09           1.85           25.15
FFBH   First Federal Bancshares of Arkansas, Inc.       111.41         11.35           2.23           18.77
FMSB   First Mutual Bancshares, Inc.                    172.69         10.04           1.51           16.47
HMNF   HMN Financial, Inc.                              112.68         10.44           3.93           61.02
CFSL   Chesterfield Financial Corp.                     110.84         22.15           1.16           13.75
LNCB   Lincoln Bancorp                                  106.37         15.00           2.64           44.90
PVFC   PVF Capital Corp.                                148.85         11.70           2.08           22.08
ABBKE  Abington Bancorp, Inc.                           170.72          9.12           2.00           19.81
TSBK   Timberland Bancorp, Inc.                         114.48         19.91           2.35           26.11
WRO    Woronoco Bancorp Inc.                            118.20         12.01           2.57           35.42
MBBC   Monterey Bay Bancorp, Inc.                       155.95         14.35              -               -
EFC    EFC Bancorp, Inc.                                121.77         11.23           2.83           39.49
NMIL   NewMil Bancorp, Inc.                             205.32         13.83           2.68           34.09
FBCI   Fidelity Bancorp, Inc.                           154.31         13.15           1.33           11.55
SVBI   Severn Bancorp, Inc.                             246.54         20.92           1.38           11.27
FPTB   First PacTrust Bancorp, Inc.                     101.81         19.63           1.08              NA
PFNC   Progress Financial Corporation                   160.48          9.41           1.55           23.80
BFD    BostonFed Bancorp, Inc.                          144.82          7.70           2.46              NM
FSFF   First SecurityFed Financial, Inc.                138.80         24.94           1.77           24.19
KFBI   Klamath First Bancorp, Inc.                      139.34          8.01           3.01           47.27
FBBC   First Bell Bancorp, Inc.                         160.02         13.11           2.29           28.64
EVRT   EverTrust Financial Group, Inc.                  131.79         17.12           1.92           34.44
CAFI   Camco Financial Corporation                      129.32         11.29           3.48           42.19
MFSF   MutualFirst Financial, Inc.                      136.48         16.22           1.68           23.75
PVSA   Parkvale Financial Corporation                   147.49          7.93           3.11           48.00
BYS    Bay State Bancorp, Inc.                          204.57         22.49           1.51           22.51
GAF    GA Financial, Inc.                               136.66         15.18           3.03           53.24
CFCP   Coastal Financial Corporation                    192.48         12.72           1.72           22.45
MASB   MASSBANK Corp.                                   122.34         13.63           3.02           46.60
WSBI   Warwick Community Bancorp, Inc.                  184.99         16.68           2.01           18.23
FFLC   FFLC Bancorp, Inc.                               207.32         15.87           1.43           23.16
CBSA   Coastal Bancorp, Inc.                            151.31          6.11           1.60           16.22
UPFC   United PanAm Financial Corp.                     165.82         12.95              -               -
PROV   Provident Financial Holdings, Inc.               154.41         13.24           0.63            5.32
SUFI   Superior Financial Corp.                         208.85          9.17           2.58           24.86
BHL    Berkshire Hills Bancorp, Inc.                    152.79         15.62           1.74          184.62
CTZN   Citizens First Bancorp, Inc.                     115.21         17.06           1.59           21.92
CITZ   CFS Bancorp, Inc.                                110.76         10.76           3.14           78.85
HRZB   Horizon Financial Corp.                          169.86         21.90           2.70           40.18
CCBI   Commercial Capital Bancorp Inc.                  253.00         15.48              -              NA
ESBF   ESB Financial Corporation                        201.49         13.91           1.89           34.31
NASB   NASB Financial, Inc.                             176.54         17.90           2.90           25.53
FPFC   First Place Financial Corp.                          NA         14.20           3.09           43.86
HTHR   Hawthorne Financial Corporation                  162.82          9.05              -               -
STFR   St. Francis Capital Corporation                  140.56         10.22           3.21           29.41
QCBC   Quaker City Bancorp, Inc.                        176.92         15.17              -               -
FFIC   Flushing Financial Corporation                   187.56         14.22           2.04           25.87


                                                                      ------------------------------------------------------
                                                                                Current Price in Relation to
                                                  Current   Current   ------------------------------------------------------
                                                    Stock    Market               Price/                 Price/
                                                    Price     Value   Earnings  Core EPS  LTM EPS  LTM Core EPS  Book Value
Ticker Short Name                                     ($)      ($M)        (x)       (x)      (x)           (x)         (%)
----------------------------------------------------------------------------------------------------------------------------
FAB    FIRSTFED AMERICA BANCORP, INC.               29.75    251.19      10.48     14.58    10.66         12.50      127.90
TRYF   Troy Financial Corporation                   27.05    252.85      17.80     17.80    18.28         18.28      163.25
FESX   First Essex Bancorp, Inc.                    35.33    272.61      14.02     14.02    13.64         13.64      188.63
WSFS   WSFS Financial Corporation                   35.80    280.19       1.76     19.46     2.44         13.77      142.01
PORT   Port Financial Corp.                         53.66    283.76      20.02     20.02    18.83         18.83      222.29
UCFC   United Community Financial Corp.              9.12    313.86      14.25     15.20    13.41         14.25      116.18
STSA   Sterling Financial Corporation               22.37    322.94      10.17        NA    11.02            NA      136.82
FFCH   First Financial Holdings, Inc.               27.20    346.06      12.59     13.60    13.33         14.09      214.34
HRBT   Hudson River Bancorp, Inc.                   24.34    369.22      12.17     12.17    12.48         12.48      132.07
FTFC   First Federal Capital Corp                   19.08    375.93      11.93     11.93    10.90         10.90      177.99
PFB    PFF Bancorp, Inc.                            34.42    405.12      10.89     11.95    12.16         12.47      148.30
TONE   TierOne Corporation                          19.86    448.34      18.39     18.39       NA            NA      129.55
SCFS   Seacoast Financial Services Corporation      20.27    468.07         NM        NM    19.12         18.10      151.49
SBMC   Connecticut Bancshares, Inc.                 42.50    471.26      15.63     16.35    16.67         17.07      184.38
BKUNA  BankUnited Financial Corporation             19.05    477.78      13.61     12.21    15.12         14.88      133.87
FED    FirstFed Financial Corp.                     33.18    563.14       9.22      9.22     9.90          9.90      145.46
ABCW   Anchor BanCorp Wisconsin Inc.                23.82    570.32      10.83        NA    11.79            NA      194.61
NTBK   NetBank, Inc.                                11.92    572.23      13.55     13.55       NM            NM      140.90
BBX    BankAtlantic Bancorp, Inc.                   11.64    623.05      12.65     12.65    10.58         12.52      141.78
DCOM   Dime Community Bancshares, Inc.              25.35    644.48      11.52     11.52    13.27         13.34      238.48
MAFB   MAF Bancorp, Inc.                            33.89    789.99      10.46     10.33    10.59         10.56      152.80
TRST   TrustCo Bank Corp NY                         10.80    802.20      15.00     18.00    15.88         18.00      346.15
WES    Westcorp                                     22.20    870.34       9.25        NA    10.14            NA      136.45
CFB    Commercial Federal Corporation               22.13    991.61      10.85     23.05     9.75         16.51      130.79
SIB    Staten Island Bancorp, Inc.                  17.82  1,064.79       9.90      9.90     8.91          8.87      170.36
FBC    Flagstar Bancorp, Inc.                       36.55  1,085.49       6.92      6.92     7.83          9.67      236.88
DSL    Downey Financial Corp.                       44.84  1,252.32      10.38     10.99    11.96         12.15      147.06
NDE    IndyMac Bancorp Inc.                         24.06  1,328.53       9.11      8.98     9.66          9.74      150.47
RSLN   Roslyn Bancorp, Inc.                         19.23  1,482.63       9.62     10.02    10.07         10.28      274.32
ICBC   Independence Community Bank Corp.            27.12  1,496.95      10.94     10.94    11.59         11.69      162.59
WFSL   Washington Federal, Inc.                     22.71  1,580.17      10.51     11.13    10.76         10.92      159.93
WBS    Webster Financial Corporation                38.13  1,739.38      11.08     11.63    11.31         12.07      162.46
AF     Astoria Financial Corporation                25.73  2,131.88       9.32      9.60     8.97          9.26      134.15
NYB    New York Community Bancorp, Inc.             35.26  3,697.32      13.36     14.22    14.51         15.33      264.91
SOV    Sovereign Bancorp, Inc.                      15.35  4,074.87      14.21     12.79    12.28         12.69      140.18
GPT    GreenPoint Financial Corporation             48.52  4,546.03       8.25      8.31     8.47          8.66      215.64
GDW    Golden West Financial Corporation            77.10 11,778.93      11.54     11.97    12.30         12.76      226.76
WM     Washington Mutual, Inc.                      40.56 37,211.08       9.48      9.48     9.82         12.00      179.87

       All Fully Converted Average                           517.54      15.28     15.76    16.43         16.10      134.47
       All Fully Converted Median                             61.57      12.88     13.35    13.63         14.01      125.39

                                                    ----------------------------
                                                    Current Price in Relation to
                                                    ----------------------------    Current             LTM
                                                      Tangible                     Dividend        Dividend
                                                    Book Value        Assets          Yield    Payout Ratio
Ticker Short Name                                          (%)           (%)            (%)             (%)
-----------------------------------------------------------------------------------------------------------
FAB    FIRSTFED AMERICA BANCORP, INC.                   177.08         10.40           2.69           22.22
TRYF   Troy Financial Corporation                       204.46         20.55           2.37           41.22
FESX   First Essex Bancorp, Inc.                        210.42         15.53           2.72           35.52
WSFS   WSFS Financial Corporation                       142.01         14.46           0.56            1.36
PORT   Port Financial Corp.                             222.29         18.35           1.49           23.86
UCFC   United Community Financial Corp.                 135.31         15.74           3.29           44.12
STSA   Sterling Financial Corporation                   170.89          8.45              -               -
FFCH   First Financial Holdings, Inc.                   237.55         15.63           2.79           35.29
HRBT   Hudson River Bancorp, Inc.                       182.46         14.80           2.14           24.10
FTFC   First Federal Capital Corp                       224.21         12.15           2.94           29.71
PFB    PFF Bancorp, Inc.                                149.00         12.84           1.16           12.72
TONE   TierOne Corporation                              129.55         20.90              -              NA
SCFS   Seacoast Financial Services Corporation          171.05         12.40           2.37           41.51
SBMC   Connecticut Bancshares, Inc.                     207.72         18.45           1.69           23.92
BKUNA  BankUnited Financial Corporation                 145.20          7.38              -               -
FED    FirstFed Financial Corp.                         148.86         12.75              -               -
ABCW   Anchor BanCorp Wisconsin Inc.                    210.61         16.12           1.68           17.95
NTBK   NetBank, Inc.                                    158.09         15.33           0.67              NM
BBX    BankAtlantic Bancorp, Inc.                       175.04         11.71           1.07           11.09
DCOM   Dime Community Bancshares, Inc.                  302.51         20.83           2.21           25.13
MAFB   MAF Bancorp, Inc.                                190.50         13.20           2.12           19.69
TRST   TrustCo Bank Corp NY                             347.27         29.58           5.56           88.24
WES    Westcorp                                         136.53          6.61           2.34           22.37
CFB    Commercial Federal Corporation                   172.49          7.44           1.63           15.86
SIB    Staten Island Bancorp, Inc.                      186.79         15.43           2.92           24.50
FBC    Flagstar Bancorp, Inc.                           236.88         11.41           1.09            7.99
DSL    Downey Financial Corp.                           147.60         10.95           0.80            9.60
NDE    IndyMac Bancorp Inc.                             156.54         14.01           1.66            4.02
RSLN   Roslyn Bancorp, Inc.                             274.71         13.84           3.12           29.06
ICBC   Independence Community Bank Corp.                203.60         18.45           2.36           23.08
WFSL   Washington Federal, Inc.                         165.89         21.61           3.70           39.68
WBS    Webster Financial Corporation                    232.08         12.12           2.20           22.55
AF     Astoria Financial Corporation                    153.15          9.48           3.42           27.87
NYB    New York Community Bancorp, Inc.                 530.23         30.76           3.18           34.98
SOV    Sovereign Bancorp, Inc.                          265.57          9.97           0.65            8.00
GPT    GreenPoint Financial Corporation                 272.13         20.30           2.58           18.54
GDW    Golden West Financial Corporation                226.76         16.83           0.44            5.02
WM     Washington Mutual, Inc.                          257.85         13.44           2.96           26.63

       All Fully Converted Average                      145.90         12.93           2.19           34.70
       All Fully Converted Median                       132.80         12.39           2.29           28.28


                                                                      ------------------------------------------------------
                                                                                Current Price in Relation to
                                                  Current   Current   ------------------------------------------------------
                                                    Stock    Market               Price/                 Price/
                                                    Price     Value   Earnings  Core EPS  LTM EPS  LTM Core EPS  Book Value
Ticker Short Name                                     ($)      ($M)        (x)       (x)      (x)           (x)         (%)
----------------------------------------------------------------------------------------------------------------------------
       All Mutual Holding Companies
ALLB   Greater Delaware Valley Savings Bank (MHC)   32.47    111.74      47.75     47.75   115.96        111.97      320.85
BCSB   BCSB Bankcorp, Inc. (MHC)                    15.59     91.58      27.84     55.68    37.12         45.85      200.39
BKMU   Bank Mutual Corporation (MHC)                30.12    644.84      26.89        NA    24.69            NA      204.48
CFFN   Capitol Federal Financial (MHC)              31.68  2,316.46      19.80     19.80    23.47         23.47      229.23
CHFN   Charter Financial Corp. (MHC)                31.20    612.26         NM        NM       NM        173.33      239.45
GCBC   Greene County Bancorp Inc. (MHC)             23.50     47.80      23.50     23.50    21.96         22.17      165.38
GOV    Gouverneur Bancorp Inc. (MHC)                 9.80     22.32      61.25     61.25    32.67         36.30      128.10
HCBK   Hudson City Bancorp, Inc. (MHC)              23.94  4,592.63      21.38     22.17    22.58         23.02      327.50
JXSB   Jacksonville Bancorp, Inc. (MHC)             14.00     26.90      16.67     19.44    30.43         41.18      132.83
NWSB   Northwest Bancorp, Inc. (MHC)                16.10    767.32      19.17     19.17    18.09         18.09      221.46
ONFC   Oneida Financial Corp. (MHC)                 25.42    128.72      37.38     42.37    37.38         40.35      256.77
PBCP   Provident Bancorp, Inc. (MHC)                32.99    263.00      25.77     26.60    25.98         26.82      231.67
PBCT   People's Bank (MHC)                          27.00  1,668.60      25.96     21.77    27.55         25.71      174.98
PBHC   Pathfinder Bancorp, Inc. (MHC)               15.02     36.68      17.88     22.09    35.76         48.45      175.47
PRTR   Partners Trust Financial Group, Inc. (MHC)   20.20    286.92      19.42     19.42    28.45         22.44      171.04
ROME   Rome Bancorp, Inc. (MHC)                     29.80     84.78      39.21     39.21    33.11         34.25      234.65
SKBO   Skibo Financial Corp. (MHC)                  14.06     44.31      58.58     58.58   108.15        108.15      188.72
WCFB   Webster City Federal Bancorp (MHC)           20.45     38.62      31.95     31.95    27.64         26.91      173.01
WEBK   West Essex Bancorp, Inc.(MHC)                35.14    171.86         NM        NM   113.35         90.10      334.03
WFD    Westfield Financial Inc. (MHC)               18.75    188.23         NM        NM   156.25         89.29      153.94

       All MHC's Average                            23.36    607.28      30.61     33.17    48.45         53.04      213.20
       All MHC's Median                             23.72    150.29      25.96     25.05    30.43         36.30      202.44


                                                    ----------------------------
                                                    Current Price in Relation to
                                                    ----------------------------    Current             LTM
                                                      Tangible                     Dividend        Dividend
                                                    Book Value        Assets          Yield    Payout Ratio
Ticker Short Name                                          (%)           (%)            (%)             (%)
-----------------------------------------------------------------------------------------------------------
       All Mutual Holding Companies
ALLB   Greater Delaware Valley Savings Bank (MHC)       320.85         30.30           1.11          128.57
BCSB   BCSB Bankcorp, Inc. (MHC)                        213.27         15.28           3.21          142.86
BKMU   Bank Mutual Corporation (MHC)                    250.79         22.63           1.33           29.51
CFFN   Capitol Federal Financial (MHC)                  229.23         26.65           2.90          148.15
CHFN   Charter Financial Corp. (MHC)                    239.45         65.42           2.56          214.29
GCBC   Greene County Bancorp Inc. (MHC)                 165.38         19.59           2.89           61.68
GOV    Gouverneur Bancorp Inc. (MHC)                    128.10         25.82           2.65           73.33
HCBK   Hudson City Bancorp, Inc. (MHC)                  327.50         30.80           2.01           35.85
JXSB   Jacksonville Bancorp, Inc. (MHC)                 157.48         10.65           2.14           71.43
NWSB   Northwest Bancorp, Inc. (MHC)                        NA         14.95           1.99           33.71
ONFC   Oneida Financial Corp. (MHC)                     342.13         30.67           2.12           77.94
PBCP   Provident Bancorp, Inc. (MHC)                        NA         24.10           1.82           39.37
PBCT   People's Bank (MHC)                              199.26         14.08           5.78          146.94
PBHC   Pathfinder Bancorp, Inc. (MHC)                   228.61         12.98           2.66           78.57
PRTR   Partners Trust Financial Group, Inc. (MHC)       221.73         21.60           1.39           23.94
ROME   Rome Bancorp, Inc. (MHC)                         234.65         33.16           1.48           42.22
SKBO   Skibo Financial Corp. (MHC)                      188.72         28.17           3.41              NM
WCFB   Webster City Federal Bancorp (MHC)               173.01         37.29           4.89          131.58
WEBK   West Essex Bancorp, Inc.(MHC)                    353.88         43.77           1.59          180.65
WFD    Westfield Financial Inc. (MHC)                   153.94         23.10           1.07          125.00

       All MHC's Average                                229.33         26.55           2.45           93.98
       All MHC's Median                                 225.17         24.96           2.13           77.94


                                                                      ------------------------------------------------------
                                                                                Current Price in Relation to
                                                  Current   Current   ------------------------------------------------------
                                                    Stock    Market               Price/                 Price/
                                                    Price     Value   Earnings  Core EPS  LTM EPS  LTM Core EPS  Book Value
Ticker Short Name                                     ($)      ($M)        (x)       (x)      (x)           (x)         (%)
----------------------------------------------------------------------------------------------------------------------------
       All Second Step Conversions
BRKL   Brookline Bancorp, Inc.                      13.76    792.73         NM        NA       NA            NA      129.20
CSBC   Citizens South Banking Corporation           12.99    117.90      23.20     23.20    24.51         24.51      121.63
FCAP   First Capital, Inc.                          21.09     59.56      18.83     19.53    16.74         16.87      139.76
FDEF   First Defiance Financial Corp.               19.73    125.23      11.47     13.33     8.62         16.17      104.23
FFBK   FloridaFirst Bancorp, Inc.                   23.31    125.39      29.14     22.41    21.99         23.79      124.06
FFFD   North Central Bancshares, Inc.               33.90     54.46       9.63        NA     9.58            NA      141.60
FFFL   Fidelity Bankshares, Inc.                    21.47    319.90      15.34        NA    17.74            NA      185.25
FFSX   First Federal Bankshares, Inc.               17.94     70.74       9.97     10.94    14.35         15.20       99.50
FNFG   First Niagara Financial Group, Inc.          12.93    854.30      29.39     29.39    27.51         29.39      120.06
FSLA   First Sentinel Bancorp, Inc.                 15.58    429.76      16.23     17.70    16.93         16.57      200.51
GFED   Guaranty Federal Bancshares, Inc.            15.97     48.17      12.88     12.88    12.88         13.42      123.42
HARB   Harbor Florida Bancshares, Inc.              26.03    623.29      16.27     16.69    16.90         17.24      246.73
HFWA   Heritage Financial Corporation               22.92    152.90      19.10     19.10    18.05         18.05      219.12
JXVL   Jacksonville Bancorp, Inc.                   28.38     50.94       8.65      8.65     8.11          8.11      120.10
PFSL   Pocahontas Bancorp, Inc.                     12.23     52.58      10.92     15.29    12.11         14.22      110.18
PHSB   PHSB Financial Corp.                         17.89     52.18      19.45     23.54    20.33         22.09      111.33
PULB   Pulaski Financial Corp.                      24.00     65.11      12.50     12.50    13.79         13.95      191.69
RVSB   Riverview Bancorp, Inc.                      17.63     76.84         NM        NA    17.81         13.46      140.93
SFFS   Sound Federal Bancorp                        13.55    179.50      18.82     18.82    20.85         20.85      129.79
THTL   Thistle Group Holdings, Co.                  15.18     79.99      13.55     18.98    16.32         17.06      103.83
WAYN   Wayne Savings Bancshares, Inc.               13.00     50.55      15.48     15.48    13.68         13.68      112.46
WGBC   Willow Grove Bancorp, Inc.                   15.38    174.34      21.36     27.46    22.62         24.03      130.67
WYPT   Waypoint Financial Corp.                     18.24    595.82      13.41     15.20    13.71         15.86      141.07

       All Second Steps Average                     18.83    224.01      16.46     17.95    16.60         17.73      141.18
       All Second Steps Median                      17.89    117.90      15.48     17.70    16.82         16.72      129.20


       New Jersey
FMCO   FMS Financial Corporation                    19.00    122.81      16.96     16.38    15.97         15.70      207.65
OCFC   OceanFirst Financial Corp.                   22.58    311.11      14.11     14.86    14.95         15.15      229.70
PBCI   Pamrapo Bancorp, Inc.                        18.50     95.20      12.85     12.85    13.41         14.02      184.63
PFSB   PennFed Financial Services, Inc.             27.35    190.87      14.24     14.24    13.74         13.74      157.55
PFS    Provident Financial Services, Inc.           18.20  1,120.00         NM        NA       NA            NA          NA

       New Jersey Fully Converted Average                    368.00      14.54     14.58    14.52         14.65      194.88
       New Jersey Fully Converted Median                     190.87      14.18     14.55    14.35         14.59      196.14

       New Jersey MHC's
HCBK   Hudson City Bancorp, Inc. (MHC)              23.94  4,592.63      21.38     22.17    22.58         23.02      327.50
WEBK   West Essex Bancorp, Inc.(MHC)                35.14    171.86         NM        NM   113.35         90.10      334.03

       New Jersey MHC's Average                            2,382.25      21.38     22.17    67.97         56.56      330.77
       New Jersey MHC's Median                             2,382.25      21.38     22.17    67.97         56.56      330.77


                                                    ----------------------------
                                                    Current Price in Relation to
                                                    ----------------------------    Current             LTM
                                                      Tangible                     Dividend        Dividend
                                                    Book Value        Assets          Yield    Payout Ratio
Ticker Short Name                                          (%)           (%)            (%)             (%)
-----------------------------------------------------------------------------------------------------------
       All Second Step Conversions
BRKL   Brookline Bancorp, Inc.                          129.20         55.84           2.47             NA
CSBC   Citizens South Banking Corporation               132.69         23.52           1.85          34.87
FCAP   First Capital, Inc.                                  NA         15.01           2.47          41.27
FDEF   First Defiance Financial Corp.                   107.52         13.97           3.04          24.45
FFBK   FloridaFirst Bancorp, Inc.                       139.50         14.79           1.20          22.22
FFFD   North Central Bancshares, Inc.                   162.59         12.80           2.48          21.19
FFFL   Fidelity Bankshares, Inc.                        187.67         11.85           1.86          33.06
FFSX   First Federal Bankshares, Inc.                   135.29         11.14           1.78          25.60
FNFG   First Niagara Financial Group, Inc.              141.31         23.71           1.55          37.77
FSLA   First Sentinel Bancorp, Inc.                     204.73         18.76           2.70          42.39
GFED   Guaranty Federal Bancshares, Inc.                123.51         12.82           3.76          46.37
HARB   Harbor Florida Bancshares, Inc.                  250.77         28.56           2.00          30.36
HFWA   Heritage Financial Corporation                   242.28         25.91           2.36          40.16
JXVL   Jacksonville Bancorp, Inc.                       130.66         11.42           2.11          15.71
PFSL   Pocahontas Bancorp, Inc.                         174.96          8.17           2.62          29.21
PHSB   PHSB Financial Corp.                             111.33         15.19           2.24          31.82
PULB   Pulaski Financial Corp.                          191.69         15.05           1.50          20.69
RVSB   Riverview Bancorp, Inc.                          141.83         18.30           2.84          50.51
SFFS   Sound Federal Bancorp                            144.30         22.55           1.48          21.58
THTL   Thistle Group Holdings, Co.                          NA          9.78           2.37          37.63
WAYN   Wayne Savings Bancshares, Inc.                   112.46         13.34           3.48          47.42
WGBC   Willow Grove Bancorp, Inc.                       131.79         21.02           2.08          41.18
WYPT   Waypoint Financial Corp.                         145.11         10.63           2.41          30.83

       All Second Steps Average                         154.34         18.01           2.29          33.01
       All Second Steps Median                          141.31         15.01           2.36          32.44


       New Jersey
FMCO   FMS Financial Corporation                        212.29         10.52           0.63          10.08
OCFC   OceanFirst Financial Corp.                       232.30         17.83           3.54          47.24
PBCI   Pamrapo Bancorp, Inc.                            184.63         15.76           4.32          55.25
PFSB   PennFed Financial Services, Inc.                 162.51         10.44           1.46          18.09
PFS    Provident Financial Services, Inc.                   NA            NA           0.88             NA

       New Jersey Fully Converted Average               197.93         13.64           2.17          32.67
       New Jersey Fully Converted Median                198.46         13.14           1.46          32.67

       New Jersey MHC's
HCBK   Hudson City Bancorp, Inc. (MHC)                  327.50         30.80           2.01          35.85
WEBK   West Essex Bancorp, Inc.(MHC)                    353.88         43.77           1.59         180.65

       New Jersey MHC's Average                         340.69         37.29           1.80         108.25
       New Jersey MHC's Median                          340.69         37.29           1.80         108.25



                                                                      ------------------------------------------------------
                                                                                Current Price in Relation to
                                                  Current   Current   ------------------------------------------------------
                                                    Stock    Market               Price/                 Price/
                                                    Price     Value   Earnings  Core EPS  LTM EPS  LTM Core EPS  Book Value
Ticker Short Name                                     ($)      ($M)        (x)       (x)      (x)           (x)         (%)
----------------------------------------------------------------------------------------------------------------------------
       New Jersey Second Steps
FSLA   First Sentinel Bancorp, Inc.                 15.58    429.76      16.23     17.70    16.93         16.57      200.51

       New Jersey Second Steps Average                       429.76      16.23     17.70    16.93         16.57      200.51
       New Jersey Second Steps Median                        429.76      16.23     17.70    16.93         16.57      200.51


       Comparable Group
ANE    Alliance Bancorp of New England, Inc.        20.00     53.57      15.15     14.29    15.50         15.50      196.46
CEBK   Central Bancorp, Inc.                        33.35     55.44         NM        NM    24.34         22.23      140.54
ESBK   Elmira Savings Bank, FSB                     28.98     27.30      12.08     13.42    11.73         12.71      128.06
HIFS   Hingham Institution for Savings              34.75     71.92      96.53        NM    15.11         17.03      190.83
LARL   Laurel Capital Group, Inc.                   19.03     35.83      13.22     13.22    13.03         13.03      131.33
IFSB   Independence Federal Savings Bank            17.10     24.13      53.44     53.44       NM         38.00      104.46
LSBX   LSB Corporation                              13.50     56.76      25.96     25.96    21.43         21.43      106.55
MYST   Mystic Financial, Inc.                       18.90     27.76      12.77     16.88    15.88         16.43      104.25
NHTB   New Hampshire Thrift Bancshares, Inc.        23.75     46.57       9.58     10.24    10.89         11.10      137.76
NBN    Northeast Bancorp                            15.00     39.69       9.38     12.50    10.56         12.61      107.99
PHSB   PHSB Financial Corp.                         17.89     52.18      19.45     23.54    20.33         22.09      111.33
PHFC   Pittsburgh Financial Corp.                   13.83     19.71         NM        NA    23.05            NA       86.55
WVFC   WVS Financial Corp.                          17.50     45.26      15.63     15.63    12.77         12.96      150.21

       Comparable Average                                     42.78      25.74     19.91    16.22         17.93      130.49
       Comparable Median                                      45.26      15.15     14.96    15.31         15.97      128.06

       All Fully Converted Average                           517.54      15.28     15.76    16.43         16.10      134.47
       All Fully Converted Median                             61.57      12.88     13.35    13.63         14.01      125.39

       All Second Steps Average                              224.01      16.46     17.95    16.60         17.73      141.18
       All Second Steps Median                               117.90      15.48     17.70    16.82         16.72      129.20

       All MHC's Average                                     607.28      30.61     33.17    48.45         53.04      213.20
       All MHC's Median                                      150.29      25.96     25.05    30.43         36.30      202.44

       New Jersey Fully Converted Average                    368.00      14.54     14.58    14.52         14.65      194.88
       New Jersey Fully Converted Median                     190.87      14.18     14.55    14.35         14.59      196.14

       New Jersey MHC's Average                            2,382.25      21.38     22.17    67.97         56.56      330.77
       New Jersey MHC's Median                             2,382.25      21.38     22.17    67.97         56.56      330.77

       New Jersey Second Steps Average                       429.76      16.23     17.70    16.93         16.57      200.51
       New Jersey Second Steps Median                        429.76      16.23     17.70    16.93         16.57      200.51

                                                    ----------------------------
                                                    Current Price in Relation to
                                                    ----------------------------    Current             LTM
                                                      Tangible                     Dividend        Dividend
                                                    Book Value        Assets          Yield    Payout Ratio
Ticker Short Name                                          (%)           (%)            (%)             (%)
-----------------------------------------------------------------------------------------------------------
       New Jersey Second Steps
FSLA   First Sentinel Bancorp, Inc.                     204.73         18.76           2.70           42.39

       New Jersey Second Steps Average                  204.73         18.76           2.70           42.39
       New Jersey Second Steps Median                   204.73         18.76           2.70           42.39


       Comparable Group
ANE    Alliance Bancorp of New England, Inc.            196.85         12.73           1.50           22.73
CEBK   Central Bancorp, Inc.                            148.95         11.63           1.44           32.12
ESBK   Elmira Savings Bank, FSB                         132.03          9.65           2.62           28.89
HIFS   Hingham Institution for Savings                  190.83         16.60           1.96           36.96
LARL   Laurel Capital Group, Inc.                       131.33         13.17           3.99           50.68
IFSB   Independence Federal Savings Bank                104.46          9.62              -              NM
LSBX   LSB Corporation                                  106.55         13.02           3.56           71.43
MYST   Mystic Financial, Inc.                           104.25          6.97           1.90           31.53
NHTB   New Hampshire Thrift Bancshares, Inc.            215.13          9.37           3.03           29.22
NBN    Northeast Bancorp                                111.19          8.45           2.13           21.30
PHSB   PHSB Financial Corp.                             111.33         15.19           2.24           31.82
PHFC   Pittsburgh Financial Corp.                        87.15          5.19           2.75              NA
WVFC   WVS Financial Corp.                              150.21         12.29           3.66           46.72

       Comparable Average                               137.71         11.07          2.368           36.67
       Comparable Median                                131.33         11.63          2.240           31.82

       All Fully Converted Average                      145.90         12.93          2.186           34.70
       All Fully Converted Median                       132.80         12.39          2.290           28.28

       All Second Steps Average                         154.34         18.01          2.289           33.01
       All Second Steps Median                          141.31         15.01          2.360           32.44

       All MHC's Average                                229.33         26.55          2.450           93.98
       All MHC's Median                                 225.17         24.96          2.130           77.94

       New Jersey Fully Converted Average               197.93         13.64          2.166           32.67
       New Jersey Fully Converted Median                198.46         13.14          1.460           32.67

       New Jersey MHC's Average                         340.69         37.29          1.800          108.25
       New Jersey MHC's Median                          340.69         37.29          1.800          108.25

       New Jersey Second Steps Average                  204.73         18.76           2.70           42.39
       New Jersey Second Steps Median                   204.73         18.76           2.70           42.39

                                   Exhibit 9

Exhibit 9
Industry Multiples by Size
Pricing Data as of May 9, 2003


                                                Curent Price in Relation to
                                                ---------------------------


              Current            Price/              Price/         Tangible         Current    LTM
              Market             Core      LTM     TM Core  Book    Book            Dividend  Dividend
              Value     Earnings  EPS      EPS       EPS    Value   Value    Assets   Yield  Payout Ratio
     Count     ($M)      (x)      (x)      (x)       (x)     (%)    (%)     (%)        (%)      (%)
--------------------------------------------------------------------------------------------------------

     41.00         < 25  14.63  15.42     15.85     15.82  107.35  110.63   11.57      2.59    40.18
     41.00  >=25 - < 50  13.22  13.42     14.44     15.60  109.68  111.42   10.66      2.30    29.69
     48.00  >=50 - <150  13.59  13.75     14.57     14.45  126.99  138.80   12.73      2.16    29.17
     55.00       >  155  11.08  11.97     11.69     12.50  154.41  177.00   14.20      2.04    23.51

 National Standard
 Conversions             12.31  13.81     13.98     12.71  109.41  114.54   10.95      2.37    30.48



                                   Exhibit 10
                          Industry Pink Sheet Multiples
                         Pricing Data as of May 9, 2003

                                                                 -------------------------------------------------------------------
                                                                                     Current Price in Relation to
                                                                 -------------------------------------------------------------------
                                                                                                                                LTM
                                          Current Current                           Price/          Tangible        Current Dividend
                                          Stock   Market            Price/          LTM Core  Book   Book            Dividend Payout
                                          Price    Value  Earnings Core EPS LTM EPS   EPS     Value  Value   Assets   Yield   Ratio
Ticker  Short Name                          ($)    ($M)       (x)    (x)      (x)     (x)      (%)     (%)     (%)     (%)      (%)
------------------------------------------------------------------------------------------------------------------------------------
AKPB    Alaska Pacific Bancshares Inc.    18.75    11.68     33.48   20.38    7.18    6.94    78.48   78.85    7.46    1.49    9.20
AFBA    Allied First Bancorp, Inc.        13.20     8.03     20.63   20.63   25.88   25.88    78.15   78.15    8.52    0.00    0.00
ABKD    American Bank Holdings, Inc.       6.50    13.55        NA    8.55      NA   11.02    90.40   90.40    7.53    3.69   32.94
BAFI    BancAffiliated, Inc.              15.85     4.26      6.60   11.01    7.62    8.13    80.09   80.09    7.46    0.00    0.00
BNKP    BankPlus, FSB                     17.55    21.76     14.63   14.63   16.40   15.81   117.94  117.94    7.06    0.00    0.00
BUCS    BUCS Financial Corp               22.10     8.06     19.05   16.74   16.37   17.97    83.33   86.87    8.32    0.00    0.00
CCFC    CCSB Financial Corp.              12.80    12.53     80.00      NA      NA      NA    83.82   83.82   15.14    0.00      NA
        Chevy Chase Bank, FSB                NA       NA        NA      NA      NA      NA       NA      NA      NA      NA      NA
CSFC    City Savings Financial Corp.      18.00    10.00      7.26    8.04   11.69   12.59    93.02   93.02    7.28    1.11   12.99
CLOV    Clover Leaf Financial Corp.       17.25    11.15     25.37   25.37   23.00   26.95    88.51   88.51   10.69    0.00    0.00
CDLC    Coddle Creek Financial Corp.      29.00    20.28      9.67    9.93   14.95   15.10    93.19   93.19   14.59    3.45   51.55
ESDF    East Side Financial, Incorporated 32.00     9.34     13.56   15.69   13.39   18.29    71.60   71.60   10.27    0.94   12.55
ETFS    East Texas Financial Services, Inc14.50    16.85      9.80   14.50    9.06    9.67    85.80   96.47    7.72    1.38   12.50
EBDC    Ebank Financial Services, Inc.     1.50     3.09      3.41      NM      NM      NM    39.68   39.68    2.56    0.00      NM
FNSW    Farnsworth Bancorp, Inc.          16.50     5.95     11.79   13.75   11.38   12.41    92.28   92.28    6.89    0.61    3.45
FFFB    First Federal Financial Bancorp,
          Incorporated                    25.70    10.84     42.83   42.83   26.22   26.22   116.24      NA   14.87    1.09   28.57
FFOL    First Federal of Olathe
          Bancorp, Inc.                   24.25    11.14     12.37   12.37   14.88   14.88    94.07   94.07   22.40    1.65   24.54
FFSL    First Independence Corporation    16.75    15.72     11.63   11.63   11.24   11.24   103.72  103.72    9.69    3.28   34.40
FPBF    FPB Financial Corp.               17.75     5.64      9.44    9.44   10.50   10.50    74.67   74.67    7.09    1.69   20.71
GLBP    Globe Bancorp, Inc.               16.77     4.65     24.66   24.66   22.36   22.66    83.10   83.10   13.72    2.09      40
HRGB    Heritage Bancshares, Inc.         13.95     6.60     17.44      NA      NA      NA    86.59   86.59   14.40    0.00      NA
HFSK    HFS Bank, FSB                     12.51    23.24     12.51   12.51   12.15   12.15   123.98  123.98   10.58    3.04   35.92
HBBI    Home Building Bancorp, Inc.       19.00     5.26     11.31   11.31   11.95   11.95    79.10   79.10   10.46    2.11   22.64
HZFS    Horizon Financial Services
          Corporation                     12.38     9.32      7.94    8.14    9.17    8.31    91.16   91.16   10.00    1.62   14.44
IDVB    Indian Village Bancorp Inc.       20.00     8.09     23.81    62.5   46.51   68.97    87.41   87.41    8.57    1.60   53.51
KSAV    KS Bancorp, Inc.                  17.35    20.14     10.84   10.84   14.46   14.46   112.74  112.74   10.38    3.69   53.33
LWFH    Lawrence Financial Holdings, Inc. 20.90    14.16     26.13   87.08   25.80   35.42    99.38   99.38   10.41    1.34   34.57
MCPH    Midland Capital Holdings
          Corporation                     28.75    10.66     14.97   15.63   13.01   12.08    97.42   97.42    6.64    2.09   22.69
MTUCE   Mutual Community Savings
          Bank, Inc., SSB                 12.00     4.35        NM      NM      NM      NM    55.07   55.07    5.58    2.25      NM
        New South Bancshares, Inc.           NA       NA        NA      NA      NA      NA       NA      NA      NA      NA      NA
NTNY    Nittany Financial Corp.           18.00    25.26     22.50   22.50   26.09   26.09   234.07      NA   12.51    0.00    0.00
NLVS    Northern Savings & Loan
          Company                         39.92    46.65        NA   14.06      NA   13.05   113.76  113.76   14.45    2.51   35.56
NWIN    NorthWest Indiana Bancorp         28.00    76.78     13.46   13.73   13.79   13.93   193.64  193.64   15.84    4.29   56.16
PBKO    Peoples Bankcorp, Inc.            21.00     2.80      8.75      NM   12.21  116.67    86.81   86.81    9.74    0.36   20.27
POHF    Peoples Ohio Financial Corp.       4.15    31.47     12.97   12.97   12.21   12.21   130.09  130.09   14.42    2.17   26.47
PFOH    Perpetual Federal Savings Bank    18.90    46.29     10.27    9.09   10.44   10.62    96.48   96.48   14.97    4.66   61.24
RFBK    Rantoul First Bank, SB            12.70     2.43        NA      NA      NA      NA       NA      NA      NA    0.00      NA
RSVB    Reserve Bancorp, Inc.             16.65    12.61     15.42   16.65      NA      NA   100.73  100.73   19.90    0.60      NA
SFDL    Security Federal Corporation         NA       NA        NA      NA      NA      NA       NA      NA      NA      NA      NA
SFBK    SFB Bancorp, Inc.                 17.20     9.81     14.33   14.33   13.13   13.13    80.71   80.71   17.57    1.16   15.27
SVBC    Sistersville Bancorp, Inc.        18.60     7.33     21.14   21.14   23.54   33.82    91.22   91.22   17.70    2.47   56.96
UMBR    Umbrella Bancorp, Incorporated    11.00    20.26        NM      NM      NM      NM   231.58  231.58    5.51    0.00      NM

        All Fully Converted Average                15.08     17.65   19.14   16.22   20.91   101.05   97.34   11.02    1.50   24.76
        All Fully Converted Median                 10.84     13.51   14.20   13.26   13.53    91.19   91.19   10.33    1.38   22.67

        All Mutual Holding Companies

                                                                 -------------------------------------------------------------------
                                                                                     Current Price in Relation to
                                                                 -------------------------------------------------------------------
                                                                                                                                LTM
                                          Current Current                           Price/          Tangible        Current Dividend
                                          Stock   Market            Price/          LTM Core  Book   Book            Dividend Payout
                                          Price    Value  Earnings Core EPS LTM EPS   EPS     Value  Value   Assets   Yield   Ratio
Ticker  Short Name                          ($)    ($M)       (x)    (x)      (x)     (x)      (%)     (%)     (%)     (%)      (%)
------------------------------------------------------------------------------------------------------------------------------------
ASFE    AF Financial Group, Inc. (MHC)    16.00    16.80     57.14   57.14   51.61   51.61   130.51  149.25    9.10    1.25   64.52
AJSB    AJS Bancorp, Inc. (MHC)           18.10    43.57     22.63   22.63   21.05   21.05   125.43  125.43   18.20    0.00    0.00
ALMG    Alamogordo Financial Corp. (MHC)  29.75    38.45        NA   41.32      NA   61.98   138.57  138.57   22.98    2.29   137.5
ALPN    Alpena Bancshares, Inc. (MHC)     16.35    26.90     27.25   27.25   34.79   37.16   123.68  134.13   11.76    3.06  106.38
EBMT    Eagle Bancorp (MHC)               26.00    31.45     12.26   12.50   13.40   13.47   134.16  134.16   15.84    2.00   25.26
EKFC    Eureka Financial Corporation (MHC)20.00    24.82     29.41   29.41   29.41   29.41   128.37  128.37   31.84    3.50  132.35
JFSZ    Jefferson FS&LA of Morristown (MHC47.50    89.09     26.99   26.99   27.62   28.79   254.97  254.97   34.21    1.05   40.70
LBTME   Liberty Savings Bank, FSB (MHC)   20.00    26.89     17.86   29.41   46.51   95.24   133.96  133.96   14.60    4.00  186.05
MSVB    Mid-Southern Savings Bank, FSB (MH15.50    22.50     48.44   48.44   29.81   29.81   161.96  161.96   16.85    3.23   96.15
MDNB    Minden Bancorp, Inc. (MHC)        14.75    21.46     20.49   28.37   30.73      NA   121.60  121.60   26.97    1.36      NA
NEBS    New England Bancshares, Inc. (MHC)15.00    30.75     46.88   53.57      NA      NA   133.21  133.21   19.91    0.00      NA
ROEB    Roebling Financial Corp, Inc. (MHC20.75     8.83     17.29   17.29   15.96   15.96   126.52  126.52   10.51    0.00    0.00
SERC    Service Bancorp Inc. (MHC)        21.80    35.93     20.96   20.96   22.71   22.47   154.06  154.06   12.69    0.00    0.00
SYNF    Synergy Financial Group, Inc. (MHC21.00    70.23     20.19   37.50   52.50      NA   185.51  185.51   16.28    0.00      NA
WAKE    Wake Forest Bancshares, Inc. (MHC)17.00    19.47     17.00   26.56   17.35   20.00   127.72  127.72   21.97    2.82   48.98
WFSM    Westborough Financial Services,
          Inc. (MHC)                      27.25    43.10     56.77   56.77   57.98   41.92   152.06  152.06   17.07    0.73   42.55

        All MHC's Average                          34.39     29.44   33.51   32.25   36.07   145.77  147.59   18.80   1.581   67.73
        All MHC's Median                           28.83     22.63   28.89   29.61   29.41   133.59  134.15   16.96   1.305   48.98

                                                                 -------------------------------------------------------------------
                                                                                     Current Price in Relation to
                                                                 -------------------------------------------------------------------
                                                                                                                                LTM
                                          Current Current                           Price/          Tangible        Current Dividend
                                          Stock   Market            Price/          LTM Core  Book   Book            Dividend Payout
                                          Price    Value  Earnings Core EPS LTM EPS   EPS     Value  Value   Assets   Yield   Ratio
Ticker  Short Name                          ($)    ($M)       (x)    (x)      (x)     (x)      (%)     (%)     (%)     (%)      (%)
------------------------------------------------------------------------------------------------------------------------------------
        All Second Step Conversions

HSTDE   Homestead Bancorp, Inc.           13.10    12.12     17.24   29.77   18.99   21.83     89.6    89.6    8.94    1.83   34.78

        All Second Steps Average                  12.120    17.240  29.770  18.990  21.830   89.600  89.600   8.940   1.830  34.780
        All Second Steps Median                   12.120    17.240  29.770  18.990  21.830   89.600  89.600   8.940   1.830  34.780


        New Jersey

FNSW    Farnsworth Bancorp, Inc.          16.50     5.95     11.79   13.75   11.38   12.41    92.28   92.28    6.89    0.61    3.45

        New Jersey Fully Converted
          Average                          5.95     11.79     13.75   11.38      12. 92.28     92.28  6.89     0.6     3.45
        New Jersey Fully Converted
          Median                           5.95     11.79     13.75   11.38      12. 92.28     92.28  6.89     0.6     3.45

        New Jersey MHC's

ROEB    Roebling Financial Corp, Inc.
          (MHC)                           20.75     8.83     17.29   17.29   15.96   15.96   126.52  126.52   10.51    0.00    0.00
SYNF    Synergy Financial Group, Inc.
          (MHC)                           21.00    70.23     20.19   37.50   52.50      NA   185.51  185.51   16.28    0.00      NA

        New Jersey MHC's Average                  39.530    18.740  27.395  34.230  15.960  156.015 156.015  13.395       -       -
        New Jersey MHC's Median                   39.530    18.740  27.395  34.230  15.960  156.015 156.015  13.395       -       -

                                                                 -------------------------------------------------------------------
                                                                                     Current Price in Relation to
                                                                 -------------------------------------------------------------------
                                                                                                                                LTM
                                          Current Current                           Price/          Tangible        Current Dividend
                                          Stock   Market            Price/          LTM Core  Book   Book            Dividend Payout
                                          Price    Value  Earnings Core EPS LTM EPS   EPS     Value  Value   Assets   Yield   Ratio
Ticker  Short Name                          ($)    ($M)       (x)    (x)      (x)     (x)      (%)     (%)     (%)     (%)      (%)
------------------------------------------------------------------------------------------------------------------------------------
        New Jersey Second Steps
        None

        New Jersey Second Steps Average               NA        NA      NA      NA      NA       NA      NA      NA      NA      NA
        New Jersey Second Steps Median                NA        NA      NA      NA      NA       NA      NA      NA      NA      NA


        Comparable Group
NEBS    New England Bancshares, Inc.
          (MHC)                           15.00    30.75     46.88   53.57      NA      NA   133.21  133.21   19.91    0.00      NA
SERC    Service Bancorp Inc. (MHC)        21.80    35.93     20.96   20.96   22.71   22.47   154.06  154.06   12.69    0.00    0.00
SYNF    Synergy Financial Group,
          Inc. (MHC)                      21.00    70.23     20.19   37.50   52.50      NA   185.51  185.51   16.28    0.00      NA
WFSM    Westborough Financial Services,
          Inc. (MHC)                      27.25    43.10     56.77   56.77   57.98   41.92   152.06  152.06   17.07    0.73   42.55

        Comparable Average                         45.00     36.20   42.20   44.40   32.20   156.21  156.21   16.49    0.18   21.28
        Comparable Median                          39.52     33.92   45.54   52.50   32.20   153.06  153.06   16.68       -   21.28

        All Fully Converted Average                15.08     17.65   19.14   16.22   20.91   101.05   97.34   11.02   1.498   24.76
        All Fully Converted Median                 10.84     13.51   14.20   13.26   13.53    91.19   91.19   10.33   1.380   22.67

        All Second Steps Average                   12.12     17.24   29.77   18.99   21.83    89.60   89.60    8.94   1.830   34.78
        All Second Steps Median                    12.12     17.24   29.77   18.99   21.83    89.60   89.60    8.94   1.830   34.78

        All MHC's Average                          34.39     29.44   33.51   32.25   36.07   145.77  147.59   18.80   1.581   67.73
        All MHC's Median                           28.83     22.63   28.89   29.61   29.41   133.59  134.15   16.96   1.305   48.98

        New Jersey Fully Converted Average          5.95     11.79   13.75   11.38   12.41    92.28   92.28    6.89   0.610    3.45
        New Jersey Fully Converted Median           5.95     11.79   13.75   11.38   12.41    92.28   92.28    6.89   0.610    3.45

        New Jersey MHC's Average                   39.53     18.74   27.40   34.23   15.96   156.02  156.02   13.40       -       -
        New Jersey MHC's Median                    39.53     18.74   27.40   34.23   15.96   156.02  156.02   13.40       -       -

        New Jersey Second Steps Average               NA        NA      NA      NA      NA       NA      NA      NA      NA      NA
        New Jersey Second Steps Median                NA        NA      NA      NA      NA       NA      NA      NA      NA      NA


                                   Exhibit 11
                         MHC Conversion - 1999 to Date
                              Selected Market Data
                          market Data as of 05/09/2001

                                                   ---------------------------------------------------------------
                                                                      Percent Change from IPO
                                                   ---------------------------------------------------------------
                                                         After        After       After        After                 Current
                                                         1 Day       1 Week      1 Month      3 Months     To date Stock Price
   Ticker                 Short Name                      (%)          (%)         (%)          (%)          (%)     5/9/03
------------------------------------------------------------------------------------------------------------------------------
SYNF         Synergy Financial Group, Inc. (MHC)          29.30       28.50        26.80        65.00      110.00    21.00
MDNB         Minden Bancorp, Inc. (MHC)                   19.50       20.00        18.50        13.00       47.50    14.75
             --------------------------------------------------------------------------------------------------------------
Q1`02        Average                                      24.40       24.25        22.65        39.00       78.75    17.88
             Median                                       24.40       24.25        22.65        39.00       78.75    17.88
             --------------------------------------------------------------------------------------------------------------

NEBS         New England Bancshares, Inc. (MHC)           23.00       24.00        24.00        23.00       50.00    15.00
PRTR         Partners Trust Financial Group, Inc. (MHC)   40.20       48.60        49.80        57.80      102.00    20.20
             --------------------------------------------------------------------------------------------------------------
Q1`02        Average                                      31.60       36.30        36.90        40.40       76.00    17.60
             Median                                       31.60       36.30        36.90        40.40       76.00    17.60
             --------------------------------------------------------------------------------------------------------------

             --------------------------------------------------------------------------------------------------------------
2002 YTD     Average                                      28.00       30.28        29.78        39.70       77.38    17.74
             Median                                       26.15       26.25        25.40        40.40       76.00    17.60
             --------------------------------------------------------------------------------------------------------------

WFD          Westfield Financial Inc. (MHC)               33.40       32.40        36.00        47.00       87.50    18.75
AJSB         AJS Bancorp, Inc. (MHC)                      32.00       29.10        32.50        40.00       81.00    18.10
CHFN         Charter Financial Corp. (MHC)                42.50       52.50        74.10       121.00      212.00    31.20
             --------------------------------------------------------------------------------------------------------------
Q4`01        Average                                      35.97       38.00        47.53        69.33      126.83    22.68
             Median                                       33.40       32.40        36.00        47.00       87.50    18.75
             --------------------------------------------------------------------------------------------------------------

             --------------------------------------------------------------------------------------------------------------
2001 YTD     Average                                      35.97       38.00        47.53        69.33      126.83    22.68
             Median                                       33.40       32.40        36.00        47.00       87.50    18.75
             --------------------------------------------------------------------------------------------------------------

BKMU         Bank Mutual Corporation (MHC)                 1.25        1.09       -15.00         2.50      201.20    30.12
             --------------------------------------------------------------------------------------------------------------
Q4`00        Average                                       1.25        1.09       (15.00)        2.50      201.20    30.12
             Median                                        1.25        1.09       (15.00)        2.50      201.20    30.12
             --------------------------------------------------------------------------------------------------------------

ALMG         Alamogordo Financial Corp. (MHC)              0.00        2.50         3.75         3.75      197.50    29.75
EBMT         Eagle Bancorp (MHC)                           6.25        0.00         6.25         3.91      225.00    26.00
             --------------------------------------------------------------------------------------------------------------
Q2`00        Average                                       3.13        1.25         5.00         3.83      211.25    27.88
             Median                                        3.13        1.25         5.00         3.83      211.25    27.88
             --------------------------------------------------------------------------------------------------------------

WFSM         Westborough Financial Services, Inc. (MHC)    0.00        0.00       -15.00       -16.25      172.50    27.25
             --------------------------------------------------------------------------------------------------------------
Q1`00        Average                                          -           -       (15.00)      (16.25)     172.50    27.25
             Median                                        0.00        0.00       (15.00)      (16.25)     172.50    27.25
             --------------------------------------------------------------------------------------------------------------

             --------------------------------------------------------------------------------------------------------------
2000         Average                                       1.88        0.90        (5.00)       (1.52)     199.05    28.28
             Median                                        0.63        0.55        (5.63)        3.13      199.35    28.50
             --------------------------------------------------------------------------------------------------------------

ROME         Rome Bancorp, Inc. (MHC)                     -7.14       -1.79       -12.50        -8.93      325.71    29.80
             --------------------------------------------------------------------------------------------------------------
Q4`99        Average                                      (7.14)      (1.79)      (12.50)       (8.93)     325.71    29.80
             Median                                       (7.14)      (1.79)      (12.50)       (8.93)     325.71    29.80
             --------------------------------------------------------------------------------------------------------------

HCBK         Hudson City Bancorp, Inc. (MHC)              23.75       21.56        28.75        35.00      378.80    23.94
             --------------------------------------------------------------------------------------------------------------
Q3`99        Average                                      23.75       21.56        28.75        35.00      378.80    23.94
             Median                                       23.75       21.56        28.75        35.00      378.80    23.94
             --------------------------------------------------------------------------------------------------------------

CFFN         Capitol Federal Financial (MHC)              -2.81      -11.25        -4.06         4.38      216.80    31.68
             --------------------------------------------------------------------------------------------------------------
Q2`99        Average                                      (2.81)     (11.25)       (4.06)        4.38      216.80    31.68
             Median                                       (2.81)     (11.25)       (4.06)        4.38      216.80    31.68
             --------------------------------------------------------------------------------------------------------------

                                                   ---------------------------------------------------------------
                                                                      Percent Change from IPO
                                                   ---------------------------------------------------------------
                                                         After        After       After        After                 Current
                                                         1 Day       1 Week      1 Month      3 Months     To date  Stock Price
   Ticker                 Short Name                      (%)          (%)         (%)          (%)          (%)     5/9/2003
---------------------------------------------------------------------------------------------------------------------------
GOV          Gouverneur Bancorp Inc. (MHC)                 1.26        2.50        -7.50       -13.75       96.00      9.80
PBCP         Provident Bancorp, Inc. (MHC)                20.00       19.38        21.88         7.50      229.90     32.99
EKAB         Eureka Bank (MHC)                             0.00        9.38        -5.00       -21.25      100.00     20.00
             ----------------------------------------------------------------------------------------------------- ---------
Q1`99        Average                                       7.09       10.42         3.13        (9.17)     141.97     20.93
             Median                                        1.26        9.38        (5.00)      (13.75)     100.00     20.00
             ----------------------------------------------------------------------------------------------------- ---------

             ----------------------------------------------------------------------------------------------------- ---------
1999         Average                                       5.84        6.63         3.60         0.49      224.54     24.70
             Median                                        0.63        5.94        (4.53)       (2.28)     223.35     26.87
             ----------------------------------------------------------------------------------------------------- ---------

             ----------------------------------------------------------------------------------------------------- ---------
1/1/1999 To  Average                                      15.44       16.38        15.49        21.39      166.67     23.55
5/9/03       Median                                       19.50       19.38        18.50         7.50      172.50     23.94
             ----------------------------------------------------------------------------------------------------- ---------

                                  Page 2 of 4

                                             -----------------------------------------------------------------------------
                                                              Current Price to
                                             -----------------------------------------------------------------------------
                                                  Book       Tangible       LTM                      Core     LTM
                                                 Value         Book      Earnings     Earnings       EPS      EPS  Assets
   Ticker                 Short Name              (%)          (%)          (X)         (X)          (X)      (X)   (%)
-------------------------------------------------------------------------------------------------------------------------
SYNF         Synergy Financial Group, Inc.

               (MHC)                            185.51       185.51       52.50        20.19        37.50      NA  16.28
MDNB         Minden Bancorp, Inc. (MHC)         121.60       121.60       30.73        20.49        28.37      NA  26.97
             ------------------------------------------------------------------------------------------------------------
Q1`02        Average                            153.56       153.56       41.62        20.34        32.94       -  21.63
             Median                             153.56       153.56       41.62        20.34        32.94       -  21.63
             ------------------------------------------------------------------------------------------------------------

NEBS         New England Bancshares, Inc.
               (MHC)                            133.21       133.21          NA        46.88        53.57      NA  19.91
PRTR         Partners Trust Financial
               Group, Inc. (MHC)                171.04       221.73       28.45        19.42        19.42   22.44  21.60
             ------------------------------------------------------------------------------------------------------------
Q1`02        Average                            152.13       177.47           -        33.15        36.50       -  20.76
             Median                             152.13       177.47           -        33.15        36.50       -  20.76
             ------------------------------------------------------------------------------------------------------------

             ------------------------------------------------------------------------------------------------------------
2002 YTD     Average                            152.84       165.51           -        26.75        34.72       -  21.19
             Median                             152.13       159.36           -        20.34        32.94       -  20.76
             ------------------------------------------------------------------------------------------------------------

WFD          Westfield Financial Inc. (MHC)     153.94       153.94      156.25           NM           NM   89.29  23.10
AJSB         AJS Bancorp, Inc. (MHC)            125.43       125.43       21.05        22.63        22.63   21.05  18.20
CHFN         Charter Financial Corp. (MHC)      239.45       239.45          NM           NM           NM  173.33  65.42
             ------------------------------------------------------------------------------------------------------------
Q4`01        Average                            172.94       172.94       88.65        22.63        22.63   94.56  35.57
             Median                             153.94       153.94       88.65        22.63        22.63   89.29  23.10
             ------------------------------------------------------------------------------------------------------------

             ------------------------------------------------------------------------------------------------------------
2001 YTD     Average                            172.94       172.94       88.65        22.63        22.63   94.56  35.57
             Median                             153.94       153.94       88.65        22.63        22.63   89.29  23.10
             ------------------------------------------------------------------------------------------------------------

BKMU         Bank Mutual Corporation (MHC)      204.48       250.79       24.69        26.89           NA      NA  22.63
             ------------------------------------------------------------------------------------------------------------
Q4`00        Average                            204.48       250.79       24.69        26.89            -       -  22.63
             Median                             204.48       250.79       24.69        26.89            -       -  22.63
             ------------------------------------------------------------------------------------------------------------

ALMG         Alamogordo Financial Corp.
               (MHC)                            138.57       138.57          NA           NA        41.32   61.98  22.98
EBMT         Eagle Bancorp (MHC)                134.16       134.16       13.40        12.26        12.50   13.47  15.84
             ------------------------------------------------------------------------------------------------------------
Q2`00        Average                            136.37       136.37       13.40        12.26        26.91   37.73  19.41
             Median                             136.37       136.37       13.40        12.26        26.91   37.73  19.41
             ------------------------------------------------------------------------------------------------------------

WFSM         Westborough Financial
               Services, Inc. (MHC)             152.06       152.06       57.98        56.77        56.77   41.92  17.07
             ------------------------------------------------------------------------------------------------------------
Q1`00        Average                            152.06       152.06       57.98        56.77        56.77   41.92  17.07
             Median                             152.06       152.06       57.98        56.77        56.77   41.92  17.07
             ------------------------------------------------------------------------------------------------------------

             ------------------------------------------------------------------------------------------------------------
2000         Average                            157.32       168.90       32.02        31.97        36.86   39.12  19.63
             Median                             145.32       145.32       24.69        26.89        41.32   41.92  19.85
             ------------------------------------------------------------------------------------------------------------

ROME         Rome Bancorp, Inc. (MHC)           234.65       234.65       33.11        39.21        39.21   34.25  33.16
             ------------------------------------------------------------------------------------------------------------
Q4`99        Average                            234.65       234.65       33.11        39.21        39.21   34.25  33.16
             Median                             234.65       234.65       33.11        39.21        39.21   34.25  33.16
             ------------------------------------------------------------------------------------------------------------

HCBK         Hudson City Bancorp, Inc.
               (MHC)                            327.50       327.50       22.58        21.38        22.17   23.02  30.80
             ------------------------------------------------------------------------------------------------------------
Q3`99        Average                            327.50       327.50       22.58        21.38        22.17   23.02  30.80
             Median                             327.50       327.50       22.58        21.38        22.17   23.02  30.80
             ------------------------------------------------------------------------------------------------------------

CFFN         Capitol Federal Financial
               (MHC)                            229.23       229.23       23.47        19.80        19.80   23.47  26.65
             ------------------------------------------------------------------------------------------------------------
Q2`99        Average                            229.23       229.23       23.47        19.80        19.80   23.47  26.65
             Median                             229.23       229.23       23.47        19.80        19.80   23.47  26.65
             ------------------------------------------------------------------------------------------------------------

                                             ---------------------------------------------------------------------------
                                                            Current Price to
                                             ---------------------------------------------------------------------------
                                                 Book       Tangible       LTM                      Core     LTM
                                                Value         Book      Earnings     Earnings       EPS      EPS  Assets
   Ticker                 Short Name             (%)          (%)          (X)         (X)          (X)      (X)   (%)
-------------------------------------------------------------------------------------------------------------------------
GOV          Gouverneur Bancorp Inc. (MHC)      128.10       128.10       32.67        61.25        61.25   36.30  25.82
PBCP         Provident Bancorp, Inc. (MHC)      231.67           NA       25.98        25.77        26.60   26.82  24.10
EKAB         Eureka Bank (MHC)                  128.37       128.37       29.41        29.41        29.41   29.41  31.84
             ------------------------------------------------------------------------------------------------------------
Q1`99        Average                            162.71       128.24       29.35        38.81        39.09   30.84  27.25
             Median                             128.37       128.24       29.41        29.41        29.41   29.41  25.82
             ------------------------------------------------------------------------------------------------------------

             ------------------------------------------------------------------------------------------------------------
1999         Average                            213.25       209.57       27.87        32.80        33.07   28.88  28.73
             Median                             230.45       229.23       27.70        27.59        28.01   28.12  28.73
             ------------------------------------------------------------------------------------------------------------

             ------------------------------------------------------------------------------------------------------------
1/1/1999 To  Average                            178.76       181.52       39.45        30.17        33.61   45.90  26.02
5/9/03       Median                             153.94       153.00       28.93        24.20        28.89   29.41  23.10
             ------------------------------------------------------------------------------------------------------------

                                   Exhibit 12
                              American Savings Bank
                 Pro Forma Analysis Sheet - Twelve Months Ended
                                 March 31, 2003
                                Includes SOP 93-6

                                         -----------------------------------------------------------------
                                          Bank      Comparables           State             National
                                         -----------------------------------------------------------------
                                                   Mean    Median    Mean      Median    Mean     Median

                                   Min    10.99
Price-Core Earnings Ratio P/E      Mid    12.99    17.93     15.97     14.65    14.59    16.10     14.01
-----------------------------      Max    14.93
                                   Smax   16.95

                                   Min   54.17%
Price-to-Book Ratio P/B            Mid   58.79%   130.49%   128.06%   194.88%  196.14%  134.47%   125.39%
-----------------------            Max   62.74%
                                   Smax  66.67%

                                   Min   54.17%
Price-to-Tangible Book Ratio P/TB  Mid   58.79%   137.71%   131.33%   197.93%  198.46%  145.90%   132.80%
---------------------------------  Max   62.74%
                                   Smax  66.67%

                                   Min    5.83%
Price-to-Assets Ratio P/A          Mid    6.80%    11.07%    11.63%    13.64%   13.14%   12.93%    12.39%
-------------------------          Max    7.75%
                                   Smax   8.82%

Valuation Parameters
--------------------------------------------------------------------------------
Prior Twelve Mos. Earning Base      Y
Period Ended March 31, 2003                                   $ 1,701 (1)
--------------------------------------------------------------------------------
Pre-Conversion Book Value           B
As of March 31, 2003                                         $ 21,815
--------------------------------------------------------------------------------
Pre-Conversion Assets               A
As of March 31, 2003                                        $ 360,202
--------------------------------------------------------------------------------
Return on Money                     R                           1.25% (2)
--------------------------------------------------------------------------------
Conversion Expenses                                             $ 580
                                    X                           2.23% (3)
--------------------------------------------------------------------------------
Proceeds Not Invested                                         $ 3,120 (4)
--------------------------------------------------------------------------------
Estimated ESOP Borrowings                                     $ 2,080
ESOP Purchases                      E                           8.00% (5)
Cost of ESOP Borrowings                                         $ 208 (5)
Cost of ESOP Borrowings             S                           0.00% (5)
Amort of ESOP Borrowings            T                              10 Years
--------------------------------------------------------------------------------
Amort of MRP Amount                 N                               5 Years
Estimated MRP Amount                                          $ 1,040 (6)
MRP Purchases                       M                           4.00%
MRP Expense                                                     $ 208
--------------------------------------------------------------------------------
Foundation Amount                                                 $ - (7)
Foundation Amount                   F                           0.00% 0.00%
Foundation Opportunity Cost                                       $ -
Tax Benefit                         Z                             $ - (8)
--------------------------------------------------------------------------------
Tax Rate                           TAX                         39.94%
--------------------------------------------------------------------------------
Percentage Sold                    PCT                        100.00%
--------------------------------------------------------------------------------
Amount to be issued to Public                                $ 26,000 (9)
--------------------------------------------------------------------------------
Earnings Multiple                                                  12
--------------------------------------------------------------------------------

(1)  Net income for the twelve months ended March 31, 2003.
(2) Net Return assumes a reinvestment rate of 2.08 percent (the 1 year Treasury at March 31, 2003), and a tax rate of 40%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4)  Includes Stock from ESOP and MRP.
(5)  Assumes ESOP is amortized straight line over 10 years.
(6)  Assumes MRP is amortized straight line over 5 years.
(7)  Not applicable.
(8)  Not Applicable.
(9)  The amount to be offered to public.

                                        Pro Forma Calculation

Calculation of Estimated Value (V) at Midpoint Value

3.     V=                  P/E*Y                     =                    $26,000,000
        1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2.    V=                 P/B*(B+Z)                   =                    $26,000,000
                 1-P/B*PCT*(1-X-E-M-F)

1.     V=          P/A*A                             =                    $26,000,000
            1-P/A*PCT*(1-X-E-M-F)

The appraisal was performed on a market basis and not on the above formulas.

                                         Total Shares      Price           Total
Conclusion                                  Shares       Per Share         Value
----------                                  ------       ---------         -----
Appraised Value - Midpoint                   2,600,000        $ 10.00    $ 26,000,000

Range:
  - Minimum                                  2,210,000          10.00      22,100,000
  - Maximum                                  2,990,000          10.00      29,900,000
  - Super Maximum                            3,438,500          10.00      34,385,000

                                                                 Pre Foundation
                                         ---------------------------------------------------------------
                                                                Appraised Value
                                         ---------------------------------------------------------------
Conclusion                                     Minimum       Midpoint        Maximum      SuperMaximum *
                                         ---------------------------------------------------------------
 Total Shares                                2,210,000       2,600,000      2,990,000         3,438,500
 Price per Share                                  $ 10           $ 10            $ 10              $ 10
 Full Conversion Value                    $ 22,100,000   $ 26,000,000    $ 29,900,000      $ 34,385,000
 Exchange Shares                                     0              0               0                 0
 Exchange Percent                                0.00%          0.00%           0.00%             0.00%
 Conversion Shares                           2,210,000      2,600,000       2,990,000         3,438,500
 Conversion Percent                            100.00%        100.00%         100.00%           100.00%
 Gross Proceeds                           $ 22,100,000   $ 26,000,000    $ 29,900,000      $ 34,385,000
 Exchange Value                                    $ -            $ -             $ -               $ -
 Exchange Ratio                                 0.0000         0.0000          0.0000            0.0000
                                         ---------------------------------------------------------------

*  SuperMaximum is an overallotment option that is 15% above the maximum amount.


                                                    Pro Forma Effect of Conversion Proceeds
                                                              As of March 31, 2003
                                                             (Dollars in Thousands)
----------------------------------       ---------------------------------------------------------------
Conversion Proceeds                         Minimum       Midpoint        Maximum         SuperMax
----------------------------------       ---------------------------------------------------------------
Total Shares Offered                         2,210,000      2,600,000       2,990,000         3,438,500
Conversion Shares Offered                    2,210,000      2,600,000       2,990,000         3,438,500
Price Per Share                                   $ 10           $ 10            $ 10              $ 10
                                         ---------------------------------------------------------------
Gross Proceeds                                $ 22,100       $ 26,000        $ 29,900          $ 34,385
Plus: Value issued to Foundation   (9)               -              -               -                 -
                                         ---------------------------------------------------------------
Pro Forma Market Capitalization                 22,100         26,000          29,900            34,385
                                         ===============================================================
Gross Proceeds                                  22,100         26,000          29,900            34,385
Less:  Est. Conversion Expenses                    580            580             580               580
Cash issued to foundation                            -              -               -                 -
                                         ---------------------------------------------------------------
Net Proceeds                                  $ 21,520       $ 25,420        $ 29,320          $ 33,805
                                         ===============================================================
----------------------------------
Estimated Income from Proceeds
----------------------------------
Net Conversion Proceeds                       $ 21,520       $ 25,420        $ 29,320          $ 33,805
Less:  ESOP Adjustment             (3)           1,768          2,080           2,392             2,751
Less:  MRP Adjustment              (3)             884          1,040           1,196             1,375
                                         ---------------------------------------------------------------
Net Proceeds Reinvested                       $ 18,868       $ 22,300        $ 25,732          $ 29,679
Estimated Incremental Rate of Return             1.25%          1.25%           1.25%             1.25%
                                         ---------------------------------------------------------------
Estimated Incremental Return                     $ 236          $ 279           $ 322             $ 371
Less:  Cost of ESOP                (4)               -              -               -                 -
Less:  Amortization of ESOP        (7)             106            125             144               165
Less:  MRP Adjustment              (7)             106            125             144               165
                                         ---------------------------------------------------------------
Pro-forma Net Income                                24             29              34                41
Earnings Before Conversion                       1,701          1,701           1,701             1,701
                                         ---------------------------------------------------------------
Earnings Excluding Adjustment                    1,725          1,730           1,735             1,742
Earnings Adjustment                (6)             113            113             113               113
                                         ---------------------------------------------------------------
Earnings After Conversion                      $ 1,838        $ 1,843         $ 1,848           $ 1,855
                                         ---------------------------------------------------------------


                                                    Pro Forma Effect of Conversion Proceeds
                                                              As of March 31, 2003
                                                             (Dollars in Thousands)
                                         ---------------------------------------------------------------
                                            Minimum       Midpoint        Maximum         SuperMax
                                         ---------------------------------------------------------------
----------------------------------
Pro-forma Net Worth
----------------------------------
Net Worth at March 31, 2003                   $ 21,815       $ 21,815        $ 21,815          $ 21,815
Net Conversion Proceeds                         21,520         25,420          29,320            33,805
Plus: MHC Adjustment               (7)             100            100             100               100
Plus:  Value issued to Foundation                    -              -               -                 -
Less: After Tax Expense of Foundation                -              -               -                 -
Less:  ESOP Adjustment             (1)          (1,768)        (2,080)         (2,392)           (2,751)
Less:  MRP Adjustment              (2)            (884)        (1,040)         (1,196)           (1,375)
                                         ---------------------------------------------------------------
Pro-forma Net Worth                           $ 40,783       $ 44,215        $ 47,647          $ 51,594
----------------------------------
Pro-forma Tangible Net Worth
----------------------------------
Pro-forma Net Worth                           $ 40,783       $ 44,215        $ 47,647          $ 51,594
Less:  Intangible                  (5)               -              -               -                 -
                                         ---------------------------------------------------------------
Pro-forma Tangible Net Worth                  $ 40,783       $ 44,215        $ 47,647          $ 51,594
----------------------------------
Pro-forma Assets
----------------------------------
Total Assets at March 31, 2003               $ 360,202      $ 360,202       $ 360,202         $ 360,202
Net Conversion Proceeds                         21,520         25,420          29,320            33,805
Plus: MHC Adjustment               (7)             100            100             100               100
Plus:  Value issued to Foundation                    -              -               -                 -
Less: After Tax Expense of Foundation                -              -               -                 -
Less:  ESOP Adjustment             (1)          (1,768)        (2,080)         (2,392)           (2,751)
Less:  MRP Adjustment              (2)            (884)        (1,040)         (1,196)           (1,375)
                                         ---------------------------------------------------------------
Pro-forma Assets Excluding Adjustment          379,170        382,602         386,034           389,981
Plus:  Adjustment                  (6)               -              -               -                 -
                                         ---------------------------------------------------------------
Pro-forma Total Assets                       $ 379,170      $ 382,602       $ 386,034         $ 389,981
                                         ---------------------------------------------------------------
----------------------------------
Stockholder's Equity Per Share
----------------------------------
Net Worth at March 31, 2003                     $ 9.87         $ 8.39          $ 7.30            $ 6.34
Estimated Net Proceeds                            9.74           9.78            9.81              9.83
Plus: MHC Adjustment                              0.05           0.04            0.03              0.03
Plus:  Value issued to Foundation                    -              -               -                 -
Less: After Tax Expense of Foundation                -              -               -                 -
Less:  ESOP Stock                                (0.80)         (0.80)          (0.80)            (0.80)
Less:  MRP Stock                                 (0.40)         (0.40)          (0.40)            (0.40)
                                         ---------------------------------------------------------------
Pro-forma Net Worth Per Share                    18.46          17.01           15.94             15.00
Less:  Intangible                                    -              -               -                 -
                                         ---------------------------------------------------------------
Pro-forma Tangible Net Worth Per Share         $ 18.46        $ 17.01         $ 15.94           $ 15.00
                                         ---------------------------------------------------------------

                                                    Pro Forma Effect of Conversion Proceeds
                                                              As of March 31, 2003
                                                             (Dollars in Thousands)
                                         ---------------------------------------------------------------
                                            Minimum       Midpoint        Maximum         SuperMax
                                         ---------------------------------------------------------------
----------------------------------
Net Earnings Per Share
----------------------------------
Historical Earnings Per Share      (8)          $ 0.83         $ 0.70          $ 0.61            $ 0.53
Incremental return Per Share       (8)            0.12           0.12            0.12              0.12
ESOP Adjustment Per Share          (8)           (0.05)         (0.05)          (0.05)            (0.05)
MRP Adjustment Per Share           (8)           (0.05)         (0.05)          (0.05)            (0.05)
Normalizing Adjustment Per Share                  0.06           0.05            0.04              0.04
                                         ---------------------------------------------------------------
Pro Forma Earnings Per Share       (8)          $ 0.91         $ 0.77          $ 0.67            $ 0.59
                                         ===============================================================
----------------------------------
Shares Utilized
----------------------------------
Shares Utilized                                  2,051          2,413           2,775             3,192
                                         ---------------------------------------------------------------
----------------------------------
Pro-forma Ratios
----------------------------------
Price/EPS without Adjustment                     11.76          13.89           15.87             18.18
Price/EPS with Adjustment                        10.99          12.99           14.93             16.95
Price/Book Value per Share                       54.17%         58.79%          62.74%            66.67%
Price/Tangible Book Value                        54.17%         58.79%          62.74%            66.67%
Market Value/Assets                               5.83%          6.80%           7.75%             8.82%
                                         ---------------------------------------------------------------

(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 10 years.
(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3)  Consists of ESOP and MRP amortization.
(4) The ESOP loan is from the Holding Company and therefore, there are no costs.
(5)  Not applicable.
(6)  tax impacted at 40%.
(7) ESOP and MRP are amortized over 10 and 5 years respectively, and tax impacted at 40%.
(8)  All EPS computations are done in accordance with SOP 93-6.
(9)  Not applicable.

----------------------------------
Expense Calculations
----------------------------------
Total Shares Offered                             2,210          2,600           2,990             3,439
Price Per Share                                   $ 10           $ 10            $ 10              $ 10
                                         ---------------------------------------------------------------
Gross Proceeds                                $ 22,100       $ 26,000        $ 29,900          $ 34,385
Estimated Insider Purchases                     (1,500)        (1,500)         (1,500)           (1,500)
ESOP Purchases                                  (1,768)        (2,080)         (2,392)           (2,751)
                                         ---------------------------------------------------------------
Proceeds to Base Fee On                       $ 18,832       $ 22,420        $ 26,008          $ 30,134
Underwriters Percentage                          0.00%          0.00%           0.00%             0.00%
                                         ---------------------------------------------------------------
Underwriters Fee                                   $ -            $ -             $ -               $ -
Advisory Fee                                       100            100             100               100
                                         ---------------------------------------------------------------
Total Underwriters Fee                             100            100             100               100
All Other Expenses                                 480            480             480               480
                                         ---------------------------------------------------------------
Total Expense                                    $ 580          $ 580           $ 580             $ 580

----------------------------------
Shares Calculations
----------------------------------
Shares Outstanding (used for BV/Sh)              2,210          2,600           2,990             3,439
Less:  New ESOP Adjustment                         177            208             239               275
Less:  Old ESOP Adjustment         (1)               0              0               0                 0
Plus:  New SOP 93-6 ESOP Shares    (2)              18             21              24                28
Plus:  Old SOP 93-6 ESOP Shares    (2)               0              0               0                 0
                                         ---------------------------------------------------------------
Shares for all EPS Calculations                  2,051          2,413           2,775             3,192
                                         ===============================================================

Actual number of shares for EPS              2,050,880      2,412,800       2,774,720         3,190,928
Actual foundation shares                             0              0               0                 0


                                                                Post Foundation
                                         ---------------------------------------------------------------
                                                                Appraised Value
                                         ---------------------------------------------------------------
Conclusion                                  Minimum       Midpoint        Maximum       SuperMaximum
                                         ---------------------------------------------------------------
 Shares Issued and Exchanged                 2,210,000       2,600,000      2,990,000         3,438,500
 Price per Share                                  $ 10           $ 10            $ 10              $ 10
 Shares Issued to Foundation                         -              -               -                 -
 Total Shares                                2,210,000      2,600,000       2,990,000         3,438,500
 Exchange Shares                                     -              -               -                 -
 Conversion Shares                           2,210,000      2,600,000       2,990,000         3,438,500
 Implied Exhange Ratio                               -              -               -                 -
 Gross Proceeds                           $ 22,100,000   $ 26,000,000    $ 29,900,000      $ 34,385,000
 Exchange Value                                    $ -            $ -             $ -               $ -
                                         ---------------------------------------------------------------

----------------------------------
MRP Dilution
--------------------------------------------------------------------------------------------------------
Shares Outstanding                           2,210,000      2,600,000       2,990,000         3,438,500
Less:  New ESOP Adjustment                     176,800        208,000         239,200           275,080
Less:  Old ESOP Adjustment                           0              0               0                 0
Plus:  New MRP issued              (1)          88,400        104,000         119,600           137,540
Plus:  New SOP 93-6 ESOP Shares    (2)          17,680         20,800          23,920            27,508
Plus:  Old SOP 93-6 ESOP Shares                      0              0               0                 0
                                   (2)
Shares for all EPS Calculations              2,139,280      2,516,800       2,894,320         3,328,468
EPS                                             $ 0.86         $ 0.74          $ 0.64            $ 0.56

BV/Share                                       $ 17.74        $ 16.35         $ 15.32           $ 14.43
Voting Dilution                                  4.30%          4.30%           4.30%             4.29%
--------------------------------------------------------------------------------------------------------

----------------------------------
Option Dilution
--------------------------------------------------------------------------------------------------------
Shares Outstanding                           2,210,000      2,600,000       2,990,000         3,438,500
Less:  New ESOP Adjustment                     176,800        208,000         239,200           275,080
Less:  Old ESOP Adjustment                           0              0               0                 0
Plus:  Options                     (1)         221,000        260,000         299,000           343,850
Plus:  New SOP 93-6 ESOP Shares    (2)          17,680         20,800          23,920            27,508
Plus:  Old SOP 93-6 ESOP Shares                      0              0               0                 0
                                   (2)
Shares for all EPS Calculations              2,271,880      2,672,800       3,073,720         3,534,778
EPS                                             $ 0.81         $ 0.69          $ 0.60            $ 0.52

BV/Share                                       $ 17.69        $ 16.37         $ 15.40           $ 14.55
Voting Dilution                                 10.77%         10.77%          10.76%            10.76%

--------------------------------------------------------------------------------------------------------

Exhibit 13

                              American Savings Bank
                 Pro Forma Analysis Sheet - Twelve Months Ended
                                 March 31, 2003
                                Includes SOP 93-6
                                                  --------------------------------------------------------------------------------
                                                    Bank           Comparables               State                   National
                                                  --------------------------------------------------------------------------------
                                                              Mean      Median      Mean       Median      Mean      Median
                                                              ----      ------      ----       ------      ----      ------

                                      $22,100,000    11.90
Price-Core Earnings Ratio P/E         $26,000,000    14.08      32.20      32.20      56.56       56.56      53.04      36.30
-----------------------------         $29,900,000    15.87
                                      $34,385,000    18.52

                                      $22,100,000   76.39%
Price-to-Book Ratio P/B               $26,000,000   85.84%     156.21%    153.06%    330.77%     330.77%    213.20%    202.44%
-----------------------               $29,900,000   94.43%
                                      $34,385,000  103.63%

                                      $22,100,000   76.39%
Price-to-Tangible Book Ratio P/TB     $26,000,000   85.84%     156.21%    153.06%    340.69%     340.69%    229.33%    225.17%
---------------------------------     $29,900,000   94.43%
                                      $34,385,000  103.63%

                                      $22,100,000    6.02%
Price-to-Assets Ratio P/A             $26,000,000    7.05%      16.49%     16.68%     37.29%      37.29%     26.55%     24.96%
-------------------------             $29,900,000    8.08%
                                      $34,385,000    9.25%

Valuation Parameters
-----------------------------------------------------------------------------------------------
Twelve Months Ended                         Y
Period Ended March 31, 2003                                              $ 1,701 (1)
-----------------------------------------------------------------------------------------------
Pre-Conversion Book Value                   B
As of March 31, 2003                                                    $ 21,815
-----------------------------------------------------------------------------------------------
Pre-Conversion Assets                       A
As of March 31, 2003                                                   $ 360,202
-----------------------------------------------------------------------------------------------
Return on Money                             R                              1.25% (2)
-----------------------------------------------------------------------------------------------
Conversion Expenses                                                        $ 580
                                            X                              5.58% (3)
-----------------------------------------------------------------------------------------------
Proceeds Not Invested                                                    $ 1,352 (4)
-----------------------------------------------------------------------------------------------
Estimated ESOP Borrowings                                                   $832
ESOP Purchases                              E                              8.00% (5)
Cost of ESOP Borrowings                                                      $83 (5)
Cost of ESOP Borrowings                     S                              0.00% (5)
Amort of ESOP Borrowings                    T                                 10 Years
-----------------------------------------------------------------------------------------------
Amort of MRP Amount                         N                                  5 Years
Estimated MRP Amount                                                       $ 520 (6)
MRP Purchases                               M                              4.00%
MRP Expense                                                                $ 104
-----------------------------------------------------------------------------------------------
Foundation Amount                                                            $ -
Foundation Amount                           F                              0.00%
-----------------------------------------------------------------------------------------------
Tax Rate                                   TAX                            39.94%
-----------------------------------------------------------------------------------------------
Percentage Sold                            PCT                            40.00%
-----------------------------------------------------------------------------------------------
Tax Benefit                                 Z                                 $0
-----------------------------------------------------------------------------------------------
Earnings Multiple                                                             12
-----------------------------------------------------------------------------------------------

(1)  Net income for the twelve months ended March 31, 2003.
(2) Net Return assumes a reinvestment rate of 2.08 percent (the 1 year Treasury at March 31, 2003), and a tax rate of 40%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4)  Includes Stock from ESOP and MRP
(5)  Assumes ESOP is amortized straight line over 10 years at a cost of 0.00%.
(6)  Assumes MRP is amortized straight line over 5 years.

                  Pro Forma Calculation

Calculation of Estimated Value (V) at Midpoint Value

3.     V=                  P/E*Y                                =    $10,400,000
        1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2.    V=                 P/B*(B+Z)                              =    $10,400,000
                 1-P/B*PCT*(1-X-E-M-F)

1.     V=          P/A*A                                        =    $10,400,000
            1-P/A*PCT*(1-X-E-M-F)

The appraisal was performed on a market basis and not on the above formulas.

-----------------------------------------------------------------------------------------------
                                                        Total       Price per        Total
Conclusion                                             Shares          Share         Value
-----------------------------------------------------------------------------------------------
Appraised Value - $22,100,000 at 40%                   884,000         $10        $8,840,000
Appraised Value - $26,000,000 at 40%                  1,040,000        $10        $10,400,000
Appraised Value - $29,900,000 at 40%                  1,196,000        $10        $11,960,000
Appraised Value - $34,385,000 at 40%                  1,375,400        $10        $13,754,000


                                                             Pro Forma Effect of Conversion Proceeds
                                                                      As of March 31, 2003
                                                     $ 22,100,000   $ 26,000,000  $ 29,900,000   $ 34,385,000
                                                     Independent   Independent    Independent   Independent
                                                      Valuation     Valuation      Valuation     Valuation
                                                        (Dollars in Thousands, Except Per Share Amounts)
                                                    ----------------------------------------------------------
Minority %                                              40%           40%            40%           40%
                                                    ----------------------------------------------------------
Minority Shares                                           884,000      1,040,000     1,196,000      1,375,400
---------------------------------------             ----------------------------------------------------------
Total Shares (in 000's)                                     2,210          2,600         2,990          3,439
---------------------------------------
                                                    ----------------------------------------------------------
Shares Offered                                                884          1,040         1,196          1,375
Price Per Share                                               $10            $10           $10            $10
                                                    ----------------------------------------------------------
Gross Proceeds                                             $8,840        $10,400       $11,960        $13,754
Plus: Value issued to Foundation           (9)                 $0             $0            $0             $0
                                                    ----------------------------------------------------------
Pro Forma Market Capitalization                            $8,840        $10,400       $11,960        $13,754
                                                    ==========================================================
Gross Proceeds                                             $8,840        $10,400       $11,960        $13,754
Less:  Est. Conversion Expenses                              $580           $580          $580           $580
Less:  Capital to MHC                                          $0             $0            $0             $0
Less:  Cash to Foundation                                      $0             $0            $0             $0
                                                    ----------------------------------------------------------
Net Proceeds                                               $8,260         $9,820       $11,380        $13,174
----------------------------------------------------
Estimated Income from Proceeds
----------------------------------------------------
Net Conversion Proceeds                                    $8,260         $9,820       $11,380        $13,174
Less:  ESOP Adjustment                     (3)               $707           $832          $957         $1,100
Less:  MRP Adjustment                      (3)               $442           $520          $598           $688
                                                    ----------------------------------------------------------
Net Proceeds Reinvested                                    $7,111         $8,468        $9,825        $11,386
Estimated Incremental Rate of Return                        1.25%          1.25%         1.25%          1.25%
                                                    ----------------------------------------------------------
Estimated Incremental Return                                  $89           $106          $123           $142
Less:  Interest Cost of ESOP               (4)                 $0             $0            $0             $0
Less:  Amortization of ESOP                (7)                $42            $50           $57            $66
Less:  Amortization of MRP                 (8)                $53            $62           $72            $83
                                                    ----------------------------------------------------------
Pro-forma Net Income                                          ($6)           ($6)          ($6)           ($7)
Earnings Before Conversion                                $ 1,701        $ 1,701       $ 1,701        $ 1,701
                                                    ----------------------------------------------------------
Earnings Excluding Adjustment                              $1,695         $1,695        $1,695         $1,694
Earnings Adjustment                        (6)               $113           $113          $113           $113
                                                    ----------------------------------------------------------
Earnings After Conversion                                  $1,808         $1,808        $1,808         $1,807
                                                    ----------------------------------------------------------

                                                             Pro Forma Effect of Conversion Proceeds
                                                                      As of March 31, 2003
                                                     $ 22,100,000   $ 26,000,000  $ 29,900,000   $ 34,385,000
                                                     Independent   Independent    Independent   Independent
                                                      Valuation     Valuation      Valuation     Valuation
                                                        (Dollars in Thousands, Except Per Share Amounts)
                                                    ----------------------------------------------------------
---------------------------------------
Pro-forma Net Worth
---------------------------------------
Net Worth at March 31, 2003                              $ 21,815       $ 21,815      $ 21,815       $ 21,815
Net Conversion Proceeds                                    $8,260         $9,820       $11,380        $13,174
Plus: Value issued to the Foundation                           $0             $0            $0             $0
Less: After Tax cost of Foundation                             $0             $0            $0             $0
Less:  ESOP Adjustment                     (1)               (707)          (832)         (957)        (1,100)
Less:  MRP Adjustment                      (2)               (442)          (520)         (598)          (688)
                                                    ----------------------------------------------------------
Pro-forma Net Worth                                       $28,926        $30,283       $31,640        $33,201

---------------------------------------
Pro-forma Tangible Net Worth
---------------------------------------
Pro-forma Net Worth                                       $28,926        $30,283       $31,640        $33,201
Less:  Intangible                          (5)                 $0             $0            $0             $0
                                                    ----------------------------------------------------------
Pro-forma Tangible Net Worth                              $28,926        $30,283       $31,640        $33,201
                                                    ----------------------------------------------------------
---------------------------------------
Pro-forma Assets
---------------------------------------
Total Assets at March 31, 2003                          $ 360,202      $ 360,202     $ 360,202      $ 360,202
Net Conversion Proceeds                                    $8,260         $9,820       $11,380        $13,174
Plus: Value issued to the Foundation                           $0             $0            $0             $0
Less: After Tax cost of Foundation                             $0             $0            $0             $0
Less:  ESOP Adjustment                     (1)               (707)          (832)         (957)        (1,100)
Less:  MRP Adjustment                      (2)               (442)          (520)         (598)          (688)
                                                    ----------------------------------------------------------
Pro-forma Assets Excluding Adjustment                     367,313        368,670       370,027        371,588
Plus:  Adjustment                          (6)                  0              0             0              0
                                                    ----------------------------------------------------------
Pro-forma Total Assets                                   $367,313       $368,670      $370,027       $371,588
---------------------------------------
Per Share Data
---------------------------------------
Net Worth at March 31, 2003                                 $9.87          $8.39         $7.30          $6.34
Estimated Net Proceeds                                      $3.74          $3.78         $3.81          $3.83
Plus: Value issued to the Foundation                        $0.00          $0.00         $0.00          $0.00
Less: After Tax cost of Foundation                          $0.00          $0.00         $0.00          $0.00
Less:  ESOP Stock                                          ($0.32)        ($0.32)       ($0.32)        ($0.32)
Less:  MRP Stock                                           ($0.20)        ($0.20)       ($0.20)        ($0.20)
Pro-forma Net Worth Per Share                              $13.09         $11.65        $10.59          $9.65
Less:  Intangible                                          $0.00          $0.00         $0.00          $0.00
Pro-forma Tangible Net Worth Per Share                     $13.09         $11.65        $10.59          $9.65
                                                    ----------------------------------------------------------

                                                             Pro Forma Effect of Conversion Proceeds
                                                                      As of March 31, 2003
                                                     $ 22,100,000   $ 26,000,000  $ 29,900,000   $ 34,385,000
                                                     Independent   Independent    Independent   Independent
                                                      Valuation     Valuation      Valuation     Valuation
                                                        (Dollars in Thousands, Except Per Share Amounts)
                                                    ----------------------------------------------------------
Historical Earnings Per Share              (8)              $0.79          $0.67         $0.59          $0.51
Incremental return Per Share               (8)              $0.04          $0.04         $0.04          $0.04
ESOP Adjustment Per Share                  (8)             ($0.02)        ($0.02)       ($0.02)        ($0.02)
MRP Adjustment Per Share                   (8)             ($0.02)        ($0.02)       ($0.02)        ($0.02)
Normalizing Adjustment Per Share                           $0.05          $0.04         $0.04          $0.03
Pro Forma Earnings Per Share               (8)              $0.84          $0.71         $0.63          $0.54

Shares Utilized for EPS                    (8)              2,146          2,525         2,904          3,340
Shares Utilized for Stockholders Equity    (9)              2,210          2,600         2,990          3,439
---------------------------------------
Pro-forma Ratios
---------------------------------------
Price/EPS without Adjustment                                12.66          14.93         16.95          19.61
Price/EPS with Adjustment                                   11.90          14.08         15.87          18.52
Price/Book Value per Share                                 76.39%         85.84%        94.43%        103.63%
Price/Tangible Book Value                                  76.39%         85.84%        94.43%        103.63%
Market Value/Assets                                         6.02%          7.05%         8.08%          9.25%
                                                    ----------------------------------------------------------

(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 10 years.
(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3)  Consists of ESOP and MRP amortization.
(4) The ESOP loan is from the Holding Company and therefore, there are no costs.
(5)  Not applicable.
(6)   tax impacted at 40%.
(7) ESOP and MRP are amortized over 10 and 5 years respectively, and tax impacted at 40%.
(8)  All EPS computations are done in accordance with SOP 93-6.
(9) All other per share computations assume the MRP plan is issued, not bought in the open market.


Shares Offered                                                884          1,040         1,196          1,375
Price Per Share                                                10             10            10             10
                                                    ----------------------------------------------------------
Gross Proceeds                                              8,840         10,400        11,960         13,754
Estimated Insider Purchases                                -1,500         -1,500        -1,500         -1,500
ESOP Purchases                                               -707           -832          -957         -1,100
                                                    ----------------------------------------------------------
Proceeds to Base Fee On                                     6,633          8,068         9,503         11,154
Underwriters Percentage                                     0.00%          0.00%         0.00%          0.00%
                                                    ----------------------------------------------------------
Underwriters Fee                                                0              0             0              0
Advisory Fee                                                  100            100           100            100
                                                    ----------------------------------------------------------
Total Underwriters Fee                                        100            100           100            100
All Other Expenses                                            480            480           480            480
                                                    ----------------------------------------------------------
Total Expense                                                 580            580           580            580

Full Shares                                                 2,210          2,600         2,990          3,439
Shares Outstanding                                            884          1,040         1,196          1,375
Less:  ESOP Adjustment                                         71             83            96            110
Plus:  SOP 93-6 ESOP Shares                                     7              8            10             11
                                                    ----------------------------------------------------------
Shares for all EPS Calculations                             2,146          2,525         2,904          3,340


                                                                 Post Foundation
                                                    ----------------------------------------------------------
                                                                         Appraised Value
                                                    ----------------------------------------------------------
                                                     $22,100,000   $26,000,000    $29,900,000   $34,385,000
                                                    ----------------------------------------------------------
Conclusion                                               40%           40%            40%           40%
                                                    ----------------------------------------------------------
 Shares Issued and Exchanged                               22,100          26,000         29,900        34,385
 Price per Share                                              $10            $10           $10            $10
 Shares Issued to Foundation                                    -              -             -              -
 Total Shares                                              22,100         26,000        29,900         34,385
 Exchange Shares                                  1             -              -             -              -
 Conversion Shares                                         22,100         26,000        29,900         34,385
 Implied Exhange Ratio                                          -              -             -              -
 Gross Proceeds                                          $221,000       $260,000      $299,000       $343,850
 Exchange Value                                                $0             $0            $0             $0
                                                    ----------------------------------------------------------


---------------------------------------
MRP Dilution
--------------------------------------------------------------------------------------------------------------
Shares Outstanding                                      2,210,000      2,600,000     2,990,000      3,438,500
Less:  New ESOP Adjustment                                 88,400        104,000       119,600        137,560
Plus:  New MRP issued                      (1)             44,200         52,000        59,800         68,780
Plus:  New SOP 93-6 ESOP Shares            (2)              8,840         10,400        11,960         13,756

Shares for all EPS Calculations                         2,174,640      2,558,400     2,942,160      3,383,476
EPS                                                        $ 0.83         $ 0.71        $ 0.62         $ 0.54
BV/Share                                                   $12.83         $11.42        $10.37          $9.47
BV Dilution                                                 1.97%          1.98%         2.03%          1.90%
Voting Dilution                                             2.00%          2.00%         2.00%          2.00%
--------------------------------------------------------------------------------------------------------------

Actual number of shares for EPS calculations            2,130,440      2,506,400     2,882,360      3,314,696
Actual number of shares for Foundation                          0              0             0              0

---------------------------------------
Option Dilution
--------------------------------------------------------------------------------------------------------------
Shares Outstanding                                      2,210,000      2,600,000     2,990,000      3,438,500
Less:  New ESOP Adjustment                                 88,400        104,000       119,600        137,560
Plus:  Options                             (1)            110,500        130,000       149,500        171,950
Plus:  New SOP 93-6 ESOP Shares            (2)              8,840         10,400        11,960         13,756

Shares for all EPS Calculations                         2,240,940      2,636,400     3,031,860      3,486,646
EPS                                                        $ 0.81         $ 0.69        $ 0.60         $ 0.52

BV/Share                                                   $12.94         $11.57        $10.55          $9.67
Voting Dilution                                             5.15%          5.15%         5.15%          5.15%
--------------------------------------------------------------------------------------------------------------

Exhibit 14

                              American Savings Bank
                 Pro Forma Analysis Sheet - Twelve Months Ended
                               September 30, 2002
                                Includes SOP 93-6

                                               ------------------------------------------------------------------------
                                                Bank          Comparables            State              National
                                               -------------------------------------------------------------------
                                                          Mean   Median     Mean     Median     Mean      Median
                                                          ----   ------     ----     ------     ----      ------

                                  $22,100,000    11.36
Price-Core Earnings Ratio P/E     $26,000,000    13.33    32.20    32.20     56.56     56.56     53.04     36.30
-----------------------------     $29,900,000    15.38
                                  $34,385,000    17.54

                                  $22,100,000   76.92%
Price-to-Book Ratio P/B           $26,000,000   86.43%   156.21%  153.06%   330.77%   330.77%   213.20%   202.44%
-----------------------           $29,900,000   95.06%
                                  $34,385,000  104.28%

                                  $22,100,000   76.92%
Price-to-Tangible Book Ratio P/TB $26,000,000   86.43%   156.21%  153.06%   340.69%   340.69%   229.33%   225.17%
--------------------------------- $29,900,000   95.06%
                                  $34,385,000  104.28%

                                  $22,100,000    6.47%
Price-to-Assets Ratio P/A         $26,000,000    7.58%    16.49%   16.68%    37.29%    37.29%    26.55%    24.96%
-------------------------         $29,900,000    8.68%
                                  $34,385,000    9.94%

Valuation Parameters
--------------------------------------------------------------------------------
Twelve Months Ended                    Y
Period Ended September 30, 2002                                   $ 1,890 (1)
--------------------------------------------------------------------------------
Pre-Conversion Book Value              B
As of September 30, 2002                                         $ 21,612
--------------------------------------------------------------------------------
Pre-Conversion Assets                  A
As of September 30, 2002                                        $ 334,519
--------------------------------------------------------------------------------
Return on Money                        R                            1.25% (2)
--------------------------------------------------------------------------------
Conversion Expenses                                                 $ 580
                                       X                            5.58% (3)
--------------------------------------------------------------------------------
Proceeds Not Invested                                             $ 1,352 (4)
--------------------------------------------------------------------------------
Estimated ESOP Borrowings                                            $832
ESOP Purchases                         E                            8.00% (5)
Cost of ESOP Borrowings                                               $83 (5)
Cost of ESOP Borrowings                S                            0.00% (5)
Amort of ESOP Borrowings               T                               10 Years
--------------------------------------------------------------------------------
Amort of MRP Amount                    N                                5 Years
Estimated MRP Amount                                                $ 520 (6)
MRP Purchases                          M                            4.00%
MRP Expense                                                         $ 104
--------------------------------------------------------------------------------
Foundation Amount                                                     $ -
Foundation Amount                      F                            0.00%
--------------------------------------------------------------------------------
Tax Rate                              TAX                          39.94%
--------------------------------------------------------------------------------
Percentage Sold                       PCT                          40.00%
--------------------------------------------------------------------------------
Tax Benefit                            Z                               $0
--------------------------------------------------------------------------------
Earnings Multiple                                                      12
--------------------------------------------------------------------------------

(1)  Net income for the twelve months ended March 31, 2003.
(2) Net Return assumes a reinvestment rate of 2.08 percent (the 1 year Treasury at March 31, 2003), and a tax rate of 40%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4)  Includes Stock from ESOP and MRP
(5)  Assumes ESOP is amortized straight line over 10 years at a cost of 0.00%.
(6)  Assumes MRP is amortized straight line over 5 years.

                                        Pro Forma Calculation

Calculation of Estimated Value (V) at Midpoint Value

3.     V=                  P/E*Y                           =         $10,400,000
        1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2.    V=                 P/B*(B+Z)                         =         $10,400,000
                 1-P/B*PCT*(1-X-E-M-F)

1.     V=          P/A*A                                   =         $10,400,000
            1-P/A*PCT*(1-X-E-M-F)

The appraisal was performed on a market basis and not on the above formulas.

                                                   Total      Price per       Total
Conclusion                                        Shares         Share        Value
Appraised Value - $22,100,000 at 40%              884,000        $10       $8,840,000       1,326,000
Appraised Value - $26,000,000 at 40%             1,040,000       $10       $10,400,000      1,560,000
Appraised Value - $29,900,000 at 40%             1,196,000       $10       $11,960,000      1,794,000
Appraised Value - $34,385,000 at 40%             1,375,400       $10       $13,754,000      2,063,100

                                    Page 3

                                                      Pro Forma Effect of Conversion Proceeds
                                                              As of September 30, 2002
                                                 $22,100,000   $26,000,000   $29,900,000   $34,385,000
                                                Independent   Independent   Independent   Independent
                                                 Valuation     Valuation     Valuation     Valuation
                                                  (Dollars in Thousands, Except Per Share Amounts)
                                               -------------------------------------------------------
Minority %                                          40%          40%           40%           40%
                                               -------------------------------------------------------
Minority Shares                                      884,000    1,040,000     1,196,000     1,375,400
---------------------------------              -------------------------------------------------------
Total Shares (in 000's)                                2,210        2,600         2,990         3,439
---------------------------------
                                               -------------------------------------------------------
Shares Offered                                           884        1,040         1,196         1,375
Price Per Share                                          $10          $10           $10           $10
                                               -------------------------------------------------------
Gross Proceeds                                        $8,840      $10,400       $11,960       $13,754
Plus: Value issued to Foundation      (9)                 $0           $0            $0            $0
                                               -------------------------------------------------------
Pro Forma Market Capitalization                       $8,840      $10,400       $11,960       $13,754
                                               =======================================================
Gross Proceeds                                        $8,840      $10,400       $11,960       $13,754
Less:  Est. Conversion Expenses                         $580         $580          $580          $580
Less:  Capital to MHC                                     $0           $0            $0            $0
Less:  Cash to Foundation                                 $0           $0            $0            $0
                                               -------------------------------------------------------
Net Proceeds                                          $8,260       $9,820       $11,380       $13,174
---------------------------------
Estimated Income from Proceeds
---------------------------------
Net Conversion Proceeds                               $8,260       $9,820       $11,380       $13,174
Less:  ESOP Adjustment                (3)               $707         $832          $957        $1,100
Less:  MRP Adjustment                 (3)               $442         $520          $598          $688
                                               -------------------------------------------------------
Net Proceeds Reinvested                               $7,111       $8,468        $9,825       $11,386
Estimated Incremental Rate of Return                   1.25%        1.25%         1.25%         1.25%
                                               -------------------------------------------------------
Estimated Incremental Return                             $89         $106          $123          $142
Less:  Interest Cost of ESOP          (4)                 $0           $0            $0            $0
Less:  Amortization of ESOP           (7)                $42          $50           $57           $66
Less:  Amortization of MRP            (8)                $53          $62           $72           $83
                                               -------------------------------------------------------
Pro-forma Net Income                                     ($6)         ($6)          ($6)          ($7)
Earnings Before Conversion                           $ 1,890      $ 1,890       $ 1,890       $ 1,890
                                               -------------------------------------------------------
Earnings Excluding Adjustment                         $1,884       $1,884        $1,884        $1,883
Earnings Adjustment                   (6)               $113         $113          $113          $113
                                               -------------------------------------------------------
Earnings After Conversion                             $1,997       $1,997        $1,997        $1,996
                                               -------------------------------------------------------

                                                      Pro Forma Effect of Conversion Proceeds
                                                              As of September 30, 2002
                                                  $22,100,000  $26,000,000   $29,900,000   $34,385,000
                                                  Independent  Independent   Independent   Independent
                                                   Valuation    Valuation     Valuation     Valuation
                                                  (Dollars in Thousands, Except Per Share Amounts)
                                               -------------------------------------------------------
---------------------------------
Pro-forma Net Worth
---------------------------------
Net Worth at March 31, 2003                         $ 21,612     $ 21,612      $ 21,612      $ 21,612
Net Conversion Proceeds                               $8,260       $9,820       $11,380       $13,174
Plus: Value issued to the Foundation                      $0           $0            $0            $0
Less: After Tax cost of Foundation                        $0           $0            $0            $0
Less:  ESOP Adjustment                (1)               (707)        (832)         (957)       (1,100)
Less:  MRP Adjustment                 (2)               (442)        (520)         (598)         (688)
                                               -------------------------------------------------------
Pro-forma Net Worth                                  $28,723      $30,080       $31,437       $32,998

---------------------------------
Pro-forma Tangible Net Worth
---------------------------------
Pro-forma Net Worth                                  $28,723      $30,080       $31,437       $32,998
Less:  Intangible                     (5)                 $0           $0            $0            $0
                                               -------------------------------------------------------
Pro-forma Tangible Net Worth                         $28,723      $30,080       $31,437       $32,998
                                               -------------------------------------------------------
---------------------------------
Pro-forma Assets
---------------------------------
Total Assets at March 31, 2003                     $ 334,519    $ 334,519     $ 334,519     $ 334,519
Net Conversion Proceeds                               $8,260       $9,820       $11,380       $13,174
Plus: Value issued to the Foundation                      $0           $0            $0            $0
Less: After Tax cost of Foundation                        $0           $0            $0            $0
Less:  ESOP Adjustment                (1)               (707)        (832)         (957)       (1,100)
Less:  MRP Adjustment                 (2)               (442)        (520)         (598)         (688)
                                               -------------------------------------------------------
Pro-forma Assets Excluding Adjustment                341,630      342,987       344,344       345,905
Plus:  Adjustment                     (6)                  0            0             0             0
                                               -------------------------------------------------------
Pro-forma Total Assets                              $341,630     $342,987      $344,344      $345,905
---------------------------------
Per Share Data
---------------------------------
Net Worth at March 31, 2003                            $9.78        $8.31         $7.23         $6.28
Estimated Net Proceeds                                 $3.74        $3.78         $3.81         $3.83
Plus: Value issued to the Foundation                   $0.00        $0.00         $0.00         $0.00
Less: After Tax cost of Foundation                     $0.00        $0.00         $0.00         $0.00
Less:  ESOP Stock                                     ($0.32)      ($0.32)       ($0.32)       ($0.32)
Less:  MRP Stock                                      ($0.20)      ($0.20)       ($0.20)       ($0.20)
Pro-forma Net Worth Per Share                         $13.00       $11.57        $10.52         $9.59
Less:  Intangible                                     $0.00        $0.00         $0.00         $0.00
Pro-forma Tangible Net Worth Per Share                $13.00       $11.57        $10.52         $9.59
                                               -------------------------------------------------------

                                                      Pro Forma Effect of Conversion Proceeds
                                                              As of September 30, 2002
                                                  $22,100,000  $26,000,000   $29,900,000   $34,385,000
                                                  Independent  Independent   Independent   Independent
                                                   Valuation    Valuation     Valuation     Valuation
                                                  (Dollars in Thousands, Except Per Share Amounts)
                                               -------------------------------------------------------
Historical Earnings Per Share         (8)              $0.88        $0.75         $0.65         $0.57
Incremental return Per Share          (8)              $0.04        $0.04         $0.04         $0.04
ESOP Adjustment Per Share             (8)             ($0.02)      ($0.02)       ($0.02)       ($0.02)
MRP Adjustment Per Share              (8)             ($0.02)      ($0.02)       ($0.02)       ($0.02)
Normalizing Adjustment Per Share                      $0.00        $0.00         $0.00         $0.00
Pro Forma Earnings Per Share          (8)              $0.88        $0.75         $0.65         $0.57
Shares Utilized for EPS               (8)              2,146        2,525         2,904         3,340
Shares Utilized for Stockholders
  Equity                              (9)              2,210        2,600         2,990         3,439
---------------------------------
Pro-forma Ratios
---------------------------------
Price/EPS without Adjustment                           11.36        13.33         15.38         17.54
Price/EPS with Adjustment                              11.36        13.33         15.38         17.54
Price/Book Value per Share                            76.92%       86.43%        95.06%       104.28%
Price/Tangible Book Value                             76.92%       86.43%        95.06%       104.28%
Market Value/Assets                                    6.47%        7.58%         8.68%         9.94%
                                               -------------------------------------------------------


(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 10 years.
(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3)  Consists of ESOP and MRP amortization.
(4) The ESOP loan is from the Holding Company and therefore, there are no costs.
(5)  Not applicable.
(6)  tax impacted at 40%.
(7) ESOP and MRP are amortized over 10 and 5 years respectively, and tax impacted at 40%.
(8)  All EPS computations are done in accordance with SOP 93-6.
(9) All other per share computations assume the MRP plan is issued, not bought in the open market.

Shares Offered                                           884        1,040         1,196         1,375
Price Per Share                                           10           10            10            10
                                               -------------------------------------------------------
Gross Proceeds                                         8,840       10,400        11,960        13,754
Estimated Insider Purchases                           -1,500       -1,500        -1,500        -1,500
ESOP Purchases                                          -707         -832          -957        -1,100
                                               -------------------------------------------------------
Proceeds to Base Fee On                                6,633        8,068         9,503        11,154
Underwriters Percentage                                0.00%        0.00%         0.00%         0.00%
                                               -------------------------------------------------------
Underwriters Fee                                           0            0             0             0
Advisory Fee                                             100          100           100           100
                                               -------------------------------------------------------
Total Underwriters Fee                                   100          100           100           100
All Other Expenses                                       480          480           480           480
                                               -------------------------------------------------------
Total Expense                                            580          580           580           580

Full Shares                                            2,210        2,600         2,990         3,439
Shares Outstanding                                       884        1,040         1,196         1,375
Less:  ESOP Adjustment                                    71           83            96           110
Plus:  SOP 93-6 ESOP Shares                                7            8            10            11
                                               -------------------------------------------------------
Shares for all EPS Calculations                        2,146        2,525         2,904         3,340

                                                           Post Foundation
                                               -------------------------------------------------------
                                                                  Appraised Value
                                               -------------------------------------------------------
                                                $22,100,000  $26,000,000   $29,900,000   $34,385,000
                                               -------------------------------------------------------
Conclusion                                          40%          40%           40%           40%
                                               -------------------------------------------------------
 Shares Issued and Exchanged                          22,100        26,000       29,900        34,385
 Price per Share                                         $10          $10           $10           $10
 Shares Issued to Foundation                               -            -             -             -
 Total Shares                                         22,100       26,000        29,900        34,385
 Exchange Shares                             1             -            -             -             -
 Conversion Shares                                    22,100       26,000        29,900        34,385
 Implied Exhange Ratio                                     -            -             -             -
 Gross Proceeds                                     $221,000     $260,000      $299,000      $343,850
 Exchange Value                                           $0           $0            $0            $0
                                               -------------------------------------------------------

---------------------------------
MRP Dilution
------------------------------------------------------------------------------------------------------
Shares Outstanding                                 2,210,000    2,600,000     2,990,000     3,438,500
Less:  New ESOP Adjustment                            88,400      104,000       119,600       137,560
Plus:  New MRP issued                 (1)             44,200       52,000        59,800        68,780
Plus:  New SOP 93-6 ESOP Shares       (2)              8,840       10,400        11,960        13,756

Shares for all EPS Calculations                    2,174,640    2,558,400     2,942,160     3,383,476
EPS                                                   $ 0.92       $ 0.78        $ 0.68        $ 0.59
BV/Share                                              $12.74       $11.34        $10.31         $9.41
BV Dilution                                            1.99%        1.97%         2.02%         1.89%
Voting Dilution                                        2.00%        2.00%         2.00%         2.00%
------------------------------------------------------------------------------------------------------

Actual number of shares for EPS calculations       2,130,440    2,506,400     2,882,360     3,314,696
Actual number of shares for Foundation                     0            0             0             0

---------------------------------
Option Dilution
------------------------------------------------------------------------------------------------------
Shares Outstanding                                 2,210,000    2,600,000     2,990,000     3,438,500
Less:  New ESOP Adjustment                            88,400      104,000       119,600       137,560
Plus:  Options                        (1)            110,500      130,000       149,500       171,950
Plus:  New SOP 93-6 ESOP Shares       (2)              8,840       10,400        11,960        13,756

Shares for all EPS Calculations                    2,240,940    2,636,400     3,031,860     3,486,646
EPS                                                   $ 0.89       $ 0.76        $ 0.66        $ 0.57

BV/Share                                              $12.85       $11.49        $10.49         $9.62
Voting Dilution                                        5.15%        5.15%         5.15%         5.15%
------------------------------------------------------------------------------------------------------


---------------------------------
Contingency Dilution
------------------------------------------------------------------------------------------------------
Shares Outstanding                                 2,210,000    2,600,000     2,990,000     3,438,500
Less:  New ESOP Adjustment                            88,400      104,000       119,600       137,560
Plus:  Contingency Shares             (1)             64,090       75,400        86,710        99,717
Plus:  New SOP 93-6 ESOP Shares       (2)              8,840       10,400        11,960        13,756

Shares for all EPS Calculations                    2,194,530    2,581,800     2,969,070     3,414,413
EPS                                                   $ 0.91       $ 0.78        $ 0.68        $ 0.59

BV/Share                                              $12.91       $11.53        $10.50         $9.61
Voting Dilution                                        2.26%        2.25%         2.24%         2.23%
------------------------------------------------------------------------------------------------------

Exhibit 15

                              American Savings Bank
                   Pro Forma Analysis Sheet - Six Months Ended
                                 March 31, 2003
                                Includes SOP 93-6

                                           ---------------------------------------------------------------------------
                                              Bank         Comparables             State                 National
                                           -----------------------------------------------------------------------
                                                       Mean     Median     Mean     Median       Mean    Median
                                                       ----     ------     ----     ------       ----    ------
                               $22,100,000     17.24
Price-Core Earnings Ratio P/E  $26,000,000     20.00   32.20     32.20     56.56     56.56    53.04        36.30
                               $29,900,000     22.73
                               $34,385,000     26.32

                               $22,100,000    76.39%
Price-to-Book Ratio P/B        $26,000,000    85.84%  156.21%   153.06%   330.77%   330.77%  213.20%      202.44%
                               $29,900,000    94.43%
                               $34,385,000   103.63%

                               $22,100,000    76.39%
Price-to-Tangible Book Ratio P/$26,000,000    85.84%  156.21%   153.06%   340.69%   340.69%  229.33%      225.17%
                               $29,900,000    94.43%
                               $34,385,000   103.63%

                               $22,100,000     6.02%
Price-to-Assets Ratio P/A      $26,000,000     7.05%   16.49%    16.68%    37.29%    37.29%   26.55%       24.96%
                               $29,900,000     8.08%
                               $34,385,000     9.25%


Valuation Parameters
--------------------------------------------------------------------------------
Six Months Ended                    Y
Period Ended March 31, 2003                                       $ 632 (1)
--------------------------------------------------------------------------------
Pre-Conversion Book Value           B
As of March 31, 2003                                           $ 21,815
--------------------------------------------------------------------------------
Pre-Conversion Assets               A
As of March 31, 2003                                          $ 360,202
--------------------------------------------------------------------------------
Return on Money                     R                             1.25% (2)
--------------------------------------------------------------------------------
Conversion Expenses                                               $ 580
                                    X                             5.58% (3)
--------------------------------------------------------------------------------
Proceeds Not Invested                                           $ 1,352 (4)
--------------------------------------------------------------------------------
Estimated ESOP Borrowings                                          $832
ESOP Purchases                      E                             8.00% (5)
Cost of ESOP Borrowings                                             $83 (5)
Cost of ESOP Borrowings             S                             0.00% (5)
Amort of ESOP Borrowings            T                                10 Years
--------------------------------------------------------------------------------
Amort of MRP Amount                 N                                 5 Years
Estimated MRP Amount                                              $ 520 (6)
MRP Purchases                       M                             4.00%
MRP Expense                                                       $ 104
--------------------------------------------------------------------------------
Foundation Amount                                                   $ -
Foundation Amount                   F                             0.00%
--------------------------------------------------------------------------------
Tax Rate                           TAX                           39.94%
--------------------------------------------------------------------------------
Percentage Sold                    PCT                           40.00%
--------------------------------------------------------------------------------
Tax Benefit                         Z                                $0
--------------------------------------------------------------------------------
Earnings Multiple                                                     6
--------------------------------------------------------------------------------

(1)  Net income for the twelve months ended March 31, 2003.
(2) Net Return assumes a reinvestment rate of 2.08 percent (the 1 year Treasury at March 31, 2003), and a tax rate of 40%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4)  Includes Stock from ESOP and MRP
(5)  Assumes ESOP is amortized straight line over 10 years at a cost of 0.00%.
(6)  Assumes MRP is amortized straight line over 5 years.

                                Pro Forma Calculation

Calculation of Estimated Value (V) at Midpoint Value

3.     V=                  P/E*Y                        =           $10,400,000
        1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2.    V=                 P/B*(B+Z)                      =           $10,400,000
                 1-P/B*PCT*(1-X-E-M-F)

1.     V=          P/A*A                                =           $10,400,000
            1-P/A*PCT*(1-X-E-M-F)

The appraisal was performed on a market basis and not on the above formulas.

                                           Total       Price per       Total
Conclusion                                Shares         Share         Value
Appraised Value - $22,100,000 at 40%      884,000         $10       $8,840,000
Appraised Value - $26,000,000 at 40%     1,040,000        $10       $10,400,000
Appraised Value - $29,900,000 at 40%     1,196,000        $10       $11,960,000
Appraised Value - $34,385,000 at 40%     1,375,400        $10       $13,754,000

                                                    Pro Forma Effect of Conversion Proceeds
                                                             As of March 31, 2003
                                              $22,100,000   $26,000,000   $29,900,000   $34,385,000
                                              Independent   Independent   Independent   Independent
                                               Valuation     Valuation     Valuation     Valuation
                                               (Dollars in Thousands, Except Per Share Amounts)
                                            --------------------------------------------------------
Minority %                                       40%           40%           40%           40%
                                            --------------------------------------------------------
Minority Shares                                   884,000     1,040,000     1,196,000     1,375,400
-------------------------------             --------------------------------------------------------
Total Shares (in 000's)                             2,210         2,600         2,990         3,439
-------------------------------
                                            --------------------------------------------------------
Shares Offered                                        884         1,040         1,196         1,375
Price Per Share                                       $10           $10           $10           $10
                                            --------------------------------------------------------
Gross Proceeds                                     $8,840       $10,400       $11,960       $13,754
Plus: Value issued to Foundation   (9)                 $0            $0            $0            $0
                                            --------------------------------------------------------
Pro Forma Market Capitalization                    $8,840       $10,400       $11,960       $13,754
                                            ========================================================
Gross Proceeds                                     $8,840       $10,400       $11,960       $13,754
Less:  Est. Conversion Expenses                      $580          $580          $580          $580
Less:  Capital to MHC                                  $0            $0            $0            $0
Less:  Cash to Foundation                              $0            $0            $0            $0
                                            --------------------------------------------------------
Net Proceeds                                       $8,260        $9,820       $11,380       $13,174
--------------------------------------------
Estimated Income from Proceeds
--------------------------------------------
Net Conversion Proceeds                            $8,260        $9,820       $11,380       $13,174
Less:  ESOP Adjustment             (3)               $707          $832          $957        $1,100
Less:  MRP Adjustment              (3)               $442          $520          $598          $688
                                            --------------------------------------------------------
Net Proceeds Reinvested                            $7,111        $8,468        $9,825       $11,386
Estimated Incremental Rate of Return                1.25%         1.25%         1.25%         1.25%
                                            --------------------------------------------------------
Estimated Incremental Return                          $44           $53           $61           $71
Less:  Interest Cost of ESOP       (4)                 $0            $0            $0            $0
Less:  Amortization of ESOP        (7)                $21           $25           $29           $33
Less:  Amortization of MRP         (8)                $27           $31           $36           $41
                                            --------------------------------------------------------
Pro-forma Net Income                                  ($4)          ($3)          ($4)          ($3)
Earnings Before Conversion                          $ 632         $ 632         $ 632         $ 632
                                            --------------------------------------------------------
Earnings Excluding Adjustment                        $628          $629          $628          $629
Earnings Adjustment                (6)               $113          $113          $113          $113
                                            --------------------------------------------------------
Earnings After Conversion                            $741          $742          $741          $742
                                            --------------------------------------------------------

                                                    Pro Forma Effect of Conversion Proceeds
                                                             As of March 31, 2003
                                              $22,100,000   $26,000,000   $29,900,000   $34,385,000
                                              Independent   Independent   Independent   Independent
                                               Valuation     Valuation     Valuation     Valuation
                                               (Dollars in Thousands, Except Per Share Amounts)
                                            --------------------------------------------------------
-------------------------------
Pro-forma Net Worth
-------------------------------
Net Worth at March 31, 2003                      $ 21,815      $ 21,815      $ 21,815      $ 21,815
Net Conversion Proceeds                            $8,260        $9,820       $11,380       $13,174
Plus: Value issued to the Foundation                   $0            $0            $0            $0
Less: After Tax cost of Foundation                     $0            $0            $0            $0
Less:  ESOP Adjustment             (1)               (707)         (832)         (957)       (1,100)
Less:  MRP Adjustment              (2)               (442)         (520)         (598)         (688)
                                            --------------------------------------------------------
Pro-forma Net Worth                               $28,926       $30,283       $31,640       $33,201

-------------------------------
Pro-forma Tangible Net Worth
-------------------------------
Pro-forma Net Worth                               $28,926       $30,283       $31,640       $33,201
Less:  Intangible                  (5)                 $0            $0            $0            $0
                                            --------------------------------------------------------
Pro-forma Tangible Net Worth                      $28,926       $30,283       $31,640       $33,201
                                            --------------------------------------------------------
-------------------------------
Pro-forma Assets
-------------------------------
Total Assets at March 31, 2003                  $ 360,202     $ 360,202     $ 360,202     $ 360,202
Net Conversion Proceeds                            $8,260        $9,820       $11,380       $13,174
Plus: Value issued to the Foundation                   $0            $0            $0            $0
Less: After Tax cost of Foundation                     $0            $0            $0            $0
Less:  ESOP Adjustment             (1)               (707)         (832)         (957)       (1,100)
Less:  MRP Adjustment              (2)               (442)         (520)         (598)         (688)
                                            --------------------------------------------------------
Pro-forma Assets Excluding Adjustment             367,313       368,670       370,027       371,588
Plus:  Adjustment                  (6)                  0             0             0             0
                                            --------------------------------------------------------
Pro-forma Total Assets                           $367,313      $368,670      $370,027      $371,588
-------------------------------
Per Share Data
-------------------------------
Net Worth at March 31, 2003                         $9.87         $8.39         $7.30         $6.34
Estimated Net Proceeds                              $3.74         $3.78         $3.81         $3.83
Plus: Value issued to the Foundation                $0.00         $0.00         $0.00         $0.00
Less: After Tax cost of Foundation                  $0.00         $0.00         $0.00         $0.00
Less:  ESOP Stock                                  ($0.32)       ($0.32)       ($0.32)       ($0.32)
Less:  MRP Stock                                   ($0.20)       ($0.20)       ($0.20)       ($0.20)
Pro-forma Net Worth Per Share                      $13.09        $11.65        $10.59         $9.65
Less:  Intangible                                  $0.00         $0.00         $0.00         $0.00
Pro-forma Tangible Net Worth Per Share             $13.09        $11.65        $10.59         $9.65
                                            --------------------------------------------------------


                                                    Pro Forma Effect of Conversion Proceeds
                                                             As of March 31, 2003
                                              $22,100,000   $26,000,000   $29,900,000   $34,385,000
                                              Independent   Independent   Independent   Independent
                                               Valuation     Valuation     Valuation     Valuation
                                               (Dollars in Thousands, Except Per Share Amounts)
                                            --------------------------------------------------------
Historical Earnings Per Share      (8)              $0.29         $0.25         $0.22         $0.19
Incremental return Per Share       (8)              $0.02         $0.02         $0.02         $0.02
ESOP Adjustment Per Share          (8)             ($0.01)       ($0.01)       ($0.01)       ($0.01)
MRP Adjustment Per Share           (8)             ($0.01)       ($0.01)       ($0.01)       ($0.01)
Normalizing Adjustment Per Share                   $0.00         $0.00         $0.00         $0.00
Pro Forma Earnings Per Share       (8)              $0.29         $0.25         $0.22         $0.19

Shares Utilized for EPS            (8)              2,143         2,521         2,899         3,335
Shares Utilized for Stockholders
  Equity                           (9)              2,210         2,600         2,990         3,439
-------------------------------
Pro-forma Ratios
-------------------------------
Price/EPS without Adjustment                        17.24         20.00         22.73         26.32
Price/EPS with Adjustment                           17.24         20.00         22.73         26.32
Price/Book Value per Share                         76.39%        85.84%        94.43%       103.63%
Price/Tangible Book Value                          76.39%        85.84%        94.43%       103.63%
Market Value/Assets                                 6.02%         7.05%         8.08%         9.25%
                                            --------------------------------------------------------

(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 10 years.
(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3)  Consists of ESOP and MRP amortization.
(4) The ESOP loan is from the Holding Company and therefore, there are no costs.
(5)  Not applicable.
(6)  tax impacted at 40%.
(7) ESOP and MRP are amortized over 10 and 5 years respectively, and tax impacted at 40%.
(8)  All EPS computations are done in accordance with SOP 93-6.
(9) All other per share computations assume the MRP plan is issued, not bought in the open market.


Shares Offered                                        884         1,040         1,196         1,375
Price Per Share                                        10            10            10            10
                                            --------------------------------------------------------
Gross Proceeds                                      8,840        10,400        11,960        13,750
Estimated Insider Purchases                        -1,500        -1,500        -1,500        -1,500
ESOP Purchases                                       -707          -832          -957        -1,100
                                            --------------------------------------------------------
Proceeds to Base Fee On                             6,633         8,068         9,503        11,150
Underwriters Percentage                             0.00%         0.00%         0.00%         0.00%
                                            --------------------------------------------------------
Underwriters Fee                                        0             0             0             0
Advisory Fee                                          100           100           100           100
                                            --------------------------------------------------------
Total Underwriters Fee                                100           100           100           100
All Other Expenses                                    480           480           480           480
                                            --------------------------------------------------------
Total Expense                                         580           580           580           580

Full Shares                                         2,210         2,600         2,990         3,439
Shares Outstanding                                    884         1,040         1,196         1,375
Less:  ESOP Adjustment                                 71            83            96           110
Plus:  SOP 93-6 ESOP Shares                             4             4             5             6
                                            --------------------------------------------------------
Shares for all EPS Calculations                     2,143         2,521         2,899         3,335


                                                        Post Foundation
                                            --------------------------------------------------------
                                                                Appraised Value
                                            --------------------------------------------------------
                                             $22,100,000   $26,000,000   $29,900,000   $34,385,000
                                            --------------------------------------------------------
Conclusion                                       40%           40%           40%           40%
                                            --------------------------------------------------------
 Shares Issued and Exchanged                       22,100        26,000        29,900        34,385
 Price per Share                                      $10           $10           $10           $10
 Shares Issued to Foundation                            -             -             -             -
 Total Shares                                      22,100        26,000        29,900        34,385
 Exchange Shares                          1             -             -             -             -
 Conversion Shares                                 22,100        26,000        29,900        34,385
 Implied Exhange Ratio                                  -             -             -             -
 Gross Proceeds                                  $221,000      $260,000      $299,000      $343,850
 Exchange Value                                        $0            $0            $0            $0
                                            --------------------------------------------------------


-------------------------------
MRP Dilution
----------------------------------------------------------------------------------------------------
Shares Outstanding                              2,210,000     2,600,000     2,990,000     3,438,500
Less:  New ESOP Adjustment                         88,400       104,000       119,600       137,560
Plus:  New MRP issued              (1)             44,200        52,000        59,800        68,780
Plus:  New SOP 93-6 ESOP Shares    (2)              4,420         5,200         5,980         6,878

Shares for all EPS Calculations                 2,170,220     2,553,200     2,936,180     3,376,598
EPS                                                $ 0.34        $ 0.29        $ 0.25        $ 0.22
BV/Share                                           $12.83        $11.42        $10.37         $9.47
BV Dilution                                         1.97%         1.98%         2.03%         1.90%
Voting Dilution                                     2.00%         2.00%         2.00%         2.00%
----------------------------------------------------------------------------------------------------

Actual number of shares for EPS calculations    2,126,020     2,501,200     2,876,380     3,307,818
Actual number of shares for Foundation                  0             0             0             0

-------------------------------
Option Dilution
----------------------------------------------------------------------------------------------------
Shares Outstanding                              2,210,000     2,600,000     2,990,000     3,438,500
Less:  New ESOP Adjustment                         88,400       104,000       119,600       137,560
Plus:  Options                     (1)            110,500       130,000       149,500       171,950
Plus:  New SOP 93-6 ESOP Shares    (2)              4,420         5,200         5,980         6,878

Shares for all EPS Calculations                 2,236,520     2,631,200     3,025,880     3,479,768
EPS                                                $ 0.33        $ 0.28        $ 0.24        $ 0.21

BV/Share                                           $12.94        $11.57        $10.55         $9.67
Voting Dilution                                     5.16%         5.16%         5.16%         5.16%
----------------------------------------------------------------------------------------------------


-------------------------------
Contingency Dilution
----------------------------------------------------------------------------------------------------
Shares Outstanding                              2,210,000     2,600,000     2,990,000     3,438,500
Less:  New ESOP Adjustment                         88,400       104,000       119,600       137,560
Plus:  Contingency Shares          (1)             64,090        75,400        86,710        99,717
Plus:  New SOP 93-6 ESOP Shares    (2)              4,420         5,200         5,980         6,878

Shares for all EPS Calculations                 2,190,110     2,576,600     2,963,090     3,407,535
EPS                                                $ 0.34        $ 0.29        $ 0.25        $ 0.22

BV/Share                                           $13.00        $11.60        $10.57         $9.67
Voting Dilution                                     2.20%         2.21%         2.21%         2.17%
----------------------------------------------------------------------------------------------------